File Nos.  2-98772
                                                                        811-4347


              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               ON JANUARY 13, 1997


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


      Pre-Effective Amendment No. ----                                   /   /
                                                                          ---
      Post-Effective Amendment No.  33                                   / X /
                                   ----                                   ---




 REGISTRATION STATEMENT UNDER THE INVESTMENT
           COMPANY ACT OF 1940


      Amendment No.  35                                                  / X /
                    ----                                                  ---


                                   GMO TRUST
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   40 Rowes Wharf, Boston, Massachusetts 02110
     ----------------------------------------------------------------------
                    (Address of principal executive offices)

                                  617-330-7500
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 with a copy to:

           R. Jeremy Grantham                 J.B. Kittredge, Esq.
           GMO Trust                          Ropes & Gray
           40 Rowes Wharf                     One International Place
           Boston, Massachusetts 02110        Boston, Massachusetts  02110
     ----------------------------------------------------------------------
                    (Name and address of agents for service)

        Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its shares of beneficial interest. The Registrant has filed a Rule 24f-2 Notice with respect to the Registrant's fiscal year ended February 29, 1996 on April 26, 1996.

 It is proposed that this filing will become effective:


 /   /  Immediately upon filing pursuant to paragraph (b), or
 -----
 /   /  60 days after filing pursuant to paragraph (a)(1), or
 -----
 /   /  On ________________, pursuant to paragraph (b), or
 -----
 / X / 75 days after filing pursuant to paragraph (a)(2), of Rule 485.
 -----



================================================================================






                                    GMO TRUST
                      (For all Series except Pelican Fund)
                              CROSS REFERENCE SHEET

 N-1A Item No.                                              Location
 ------------                                               --------
 PART A
 ------
 Item 1.       Cover Page . . . . . . . . . . . . . . . . . Cover Page

 Item 2.       Synopsis . . . . . . . . . . . . . . . . . . Schedule of Fees and
                                                            Expenses

 Item 3.       Condensed Financial
               Information. . . . . . . . . . . . . . . . . Financial Highlights

 Item 4.       General Description of
               Registrant . . . . . . . . . . . . . . . . . Organization and
                                                            Capitalization of
                                                            the Trust;
                                                            Investment
                                                            Objectives and
                                                            Policies;
                                                            Description and
                                                            Risks of Fund
                                                            Investments;  Cover
                                                            Page

 Item 5.       Management of the Fund . . . . . . . . . . . Management of the
                                                            Trust
 Item 5A.      Management's Discussion
               of Fund Performance  . . . . . . . . . . . . Financial Highlights
                                                            (referencing the
                                                            Trust's Annual
                                                            Reports)

 Item 6.       Capital Stock and Other
               Securities . . . . . . . . . . . . . . . . . Organization and
                                                            Capitalization of
                                                            the Trust; Back
                                                            Cover (Shareholder
                                                            Inquiries)

 Item 7.       Purchase of Securities Being
               Offered . . . . . . . . . . . . . . . . . .  Purchase of Shares;
                                                            Determination of Net
                                                            Asset Value

 Item 8.       Redemption or Repurchase . . . . . . . . . . Redemption of
                                                            Shares;
                                                            Determination of Net
                                                            Asset Value

 Item 9.       Pending Legal Proceedings . . . . . . . . .  None









 Part B
 ------

 Item 10.      Cover Page . . . . . . . . . . . . . . . . . Cover Page

 Item 11.      Table of Contents . . . . . . . . . . . . .  Table of Contents

 Item 12.      General Information and
                     History . . . . . . . . . . . . . . .  Not Applicable

 Item 13.      Investment Objectives
                     and Policies . . . . . . . . . . . . . Investment
                                                            Objectives and
                                                            Policies; Investment
                                                            Restrictions

 Item 14.      Management of the Fund . . . . . . . . . . . Management of the
                                                            Trust

 Item 15.      Control Persons and Principal
                      Holders of Securities . . . . . . . . Description of the
                                                            Trust and Ownership
                                                            of Shares

 Item 16.      Investment Advisory and Other
                      Services . . . . . . . . . . . . . .  Investment Advisory
                                                            and Other Services

 Item 17.      Brokerage Allocation and Other
                      Practices . . . . . . . . . . . . . . Portfolio
                                                            Transactions

 Item 18.      Capital Stock and Other
                      Securities . . . . . . . . . . . . .  Description of the
                                                            Trust and Ownership
                                                            of Shares

 Item 19.      Purchase, Redemption and Pricing
                      of Securities Being Offered . . . . . See in Part A
                                                            Purchase of Shares;
                                                            Redemption of
                                                            Shares;
                                                            Determination of Net
                                                            Asset Value;
                                                            Specimen Price-Make-
                                                            Up Sheet

 Item 20.      Tax Status . . . . . . . . . . . . . . . . . Income Dividends,
                                                            Distributions and
                                                            Tax Status

 Item 21.      Underwriters . . . . . . . . . . . . . . . . Not Applicable


 Item 22.      Calculation of Performance
                      Data . . . . . . . . . . . . . . . .  Not Applicable

 Item 23.      Financial Statements . . . . . . . . . . . . Financial Statements








 Part C
 ------

         Information to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.



         The following documents are incorporated herein by reference:

 (1) The Prospectus relating to the Pelican Fund, a series of GMO Trust, contained in Post- Effective Amendment No. 29 to the Trust's Registration Statement (File Nos. 2-98772, 811-4347) filed with the Securities and Exchange Commission on June 28, 1996;

 (2) The Statement of Additional Information (including the audited financial highlights contained therein and the audited financial statements incorporated by reference therein) relating to the Pelican Fund, a series of GMO Trust, contained in Post-Effective Amendment No. 29 to the Trust's Registration Statement (File Nos. 2-98772, 811-4347) filed with the Securities and Exchange Commission on June 28, 1996.


 (3) The Statement of Additional Information (including the audited and unaudited financial highlights contained therein and the audited and unaudited financial statements incorporated by reference therein) relating to all of the funds of GMO Trust except the Pelican Fund, contained in Post- Effective Amendment No. 32 to the Trust's Registration Statement (File Nos. 2-98772, 811-4347) filed with the Securities and Exchange Commission on November 27, 1996.





                                    GMO TRUST


         GMO TRUST (the "Trust"), 40 Rowes Wharf, Boston, Massachusetts 02110, is an open-end management investment company offering twenty-nine (29) separate portfolios with this prospectus (collectively, the "FUNDS"). The Trust offers one additional portfolio, the Pelican Fund, pursuant to a separate prospectus. Each Fund has its own investment objective and strategies. GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (the "MANAGER" or "GMO") is the investment manager of all Funds. The Manager has a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to management of the GMO Emerging Markets Fund. The Trust offers "diversified" and "non-diversified" portfolios, as defined in the Investment Company Act of 1940 (the "1940 Act"). The definition and potential risks of "non-diversified" portfolios are discussed under "Description and Risks of Fund Investments -- Diversified and Non-Diversified Portfolios" on page 54. A TABLE OF CONTENTS APPEARS ON PAGE 7 OF THIS PROSPECTUS. Brief descriptions of the Funds begin on page 2.



                                                  GMO FUNDS
DOMESTIC EQUITY FUNDS      INTERNATIONAL EQUITY FUNDS             FIXED INCOME FUNDS                ASSET ALLOCATION FUNDS


Core Fund                  International Core Fund                Short-Term Income Fund            International Equity Allocation
Tobacco-Free Core Fund     Currency Hedged International          Global Hedged Equity Fund          Fund
Value Fund                  Core Fund                             Domestic Bond Fund                World Equity Allocation Fund
Growth Fund                Foreign Fund                           International Bond Fund           Global (U.S.+) Equity Allocation
U.S. Sector Fund           Global Fund                            Currency Hedged International      Fund
Small Cap Value Fund       International Small Companies Fund      Bond Fund                        Global Balanced Allocation Fund
Small Cap Growth Fund      Japan Fund                             Global Bond Fund
Fundamental Value Fund     Emerging Markets Fund                  Emerging Country Debt Fund
REIT Fund                  Global Properties Fund                 Inflation Indexed Bond Fund



                                MULTIPLE CLASSES


         Each Fund (except the Short-Term Income Fund) offers three CLASSES of shares: CLASS I, CLASS II AND CLASS III. The Short-Term Income Fund offers only Class III Shares. Eligibility for the classes is generally based on the total amount of assets that a client has invested with GMO (with Class I requiring the least total assets and Class III the most), all as described more fully herein. See "Multiple Classes--Eligibility for Classes" on pages 68 and 69. In addition, the Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, International Core Fund and Emerging Markets Fund each offer three additional classes, CLASS IV, CLASS V AND CLASS VI Shares, designed to accommodate clients who have very large amounts of total assets under GMO's management. Eligibility requirements for investing in Class IV, Class V and Class VI Shares are described in greater detail herein. See "Multiple Classes -- Eligibility for Classes."


         NOTE: CLASS III SHARES ARE THE CONTINUATION OF THE TRUST'S SINGLE CLASS OF SHARES THAT EXISTED PRIOR TO JUNE 1, 1996, AND BEAR THE SAME TOTAL OPERATING EXPENSES AS THAT ORIGINAL CLASS OF SHARES.

        The classes differ solely with regard to (i) whether GMO or the GMO FUNDS DIVISION provides client service and reporting to shareholders of the class and (ii) the level of SHAREHOLDER SERVICE FEE borne by the class. These differences are described briefly below and in more detail elsewhere in this Prospectus. ALL CLASSES OF A FUND HAVE AN INTEREST IN THE SAME UNDERLYING ASSETS, ARE MANAGED BY GMO, AND PAY THE SAME INVESTMENT MANAGEMENT FEE.


                                                    INVESTMENT MANAGER
                                                            GMO
                                          Grantham, Mayo, Van Otterloo & Co. LLC


                    CLIENT SERVICE PROVIDER                                     SHAREHOLDER SERVICE FEE
             GMO                       GMO FUNDS DIVISION                The level of Shareholder Service Fee for
Class III, Class IV, Class V                                             each class is set forth at the bottom of
     and Class VI Shares           Class I and Class II Shares           the following  page and  described  more
    Tel.: (617) 330-7500              Tel.: (617) 790-5000               fully   under   "Multiple   Classes   --
     Fax: (617) 439-4192               Fax: (617) 439-4290               Shareholder Service Fees".

-------------------------

         This Prospectus concisely describes the information which investors ought to know before investing. Please read this Prospectus carefully and keep it for further reference. A Statement of Additional Information dated December 1, 1996, as revised from time to time, is available free of charge by writing to GMO Funds Division, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling
(617) 790-5000. The Statement, which contains more detailed information about each Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.


         THE EMERGING COUNTRY DEBT FUND MAY INVEST WITHOUT LIMIT, THE INTERNATIONAL BOND, INFLATION INDEXED BOND AND CURRENCY HEDGED INTERNATIONAL BOND FUNDS MAY INVEST UP TO 25% OF THEIR NET ASSETS AND THE DOMESTIC BOND, REIT, CURRENCY HEDGED INTERNATIONAL CORE, GLOBAL, GLOBAL PROPERTIES AND FOREIGN FUNDS MAY INVEST UP TO 5% OF THEIR NET ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. PLEASE SEE "DESCRIPTION AND RISKS OF FUND INVESTMENTS -- LOWER RATED SECURITIES."


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                        MARCH 29, 1997





                                GMO MUTUAL FUNDS

    The Funds offered by this Prospectus are described briefly below and in more detail throughout this Prospectus. GMO Mutual Funds can generally be classified as Domestic Equity Funds, International Equity Funds and Fixed Income Funds. The Trust also offers four Asset Allocation Funds that invest in varying amounts in other Funds of the Trust.

DOMESTIC EQUITY FUNDS

    The Trust offers the following nine domestic equity portfolios which are collectively referred to as the "DOMESTIC EQUITY FUNDS."

    GMO CORE FUND (the "CORE FUND") is a diversified portfolio that seeks a total return greater than that of the Standard & Poor's 500 Stock Index (the "S&P 500") through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index (the "Wilshire 5000") and primarily in common stocks chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange (the "Large Cap 1200").


    GMO TOBACCO-FREE CORE FUND (the "TOBACCO-FREE CORE FUND") is a diversified portfolio that seeks a total return greater than that of the S&P 500 through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in common stocks chosen from the Large Cap 1200 which are not Tobacco Producing Issuers. A "Tobacco Producing Issuer" is an issuer which derives more than 10% of its gross revenues from the production of tobacco-related products.

    GMO VALUE FUND (the"VALUE FUND") is a non-diversified portfolio that seeks a total return greater than that of the S&P 500 through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in common stocks chosen from the Large Cap 1200. Strong consideration is given to common stocks whose current prices, in the opinion of the Manager, do not adequately reflect the on-going business value of the underlying company.

    GMO GROWTH FUND (the "GROWTH FUND") is a non-diversified portfolio that seeks long-term growth of capital through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in the equity securities of companies chosen from the Large Cap 1200. Current income is only an incidental consideration.
--------------------------------------------------------------------------------

                                CLASSES AND FEES

ALL FUNDS (EXCEPT                                            ELIGIBILITY
ASSET ALLOCATION FUNDS)                                      REQUIREMENT*                   SHAREHOLDER SERVICE FEE**
-----------------------                                      -----------                    -----------------------
           Class I                                           $1 million                             0.28%
           Class II                                          $10 million                            0.22%
           Class III                                         $35 million                            0.15%

ASSET ALLOCATION FUNDS ONLY
---------------------------
           Class I                                           $1 million                             0.13%***
           Class II                                          $10 million                            0.07%***
           Class III                                         $35 million                            0.00%***

CORE FUND, VALUE FUND, GROWTH FUND AND U.S. SECTOR FUND
-------------------------------------------------------
           Class IV                                          $150 million/$300 million              0.12%
           Class V                                           $300 million/$500 million              0.09%
           Class VI                                          $500 million/$800 million              0.07%

GMO INTERNATIONAL CORE FUND ONLY
--------------------------------
           Class IV                                          $150 million/$300 million              0.11%
           Class V                                           $300 million/$500 million              0.07%
           Class VI                                          $500 million/$800 million              0.04%

GMO EMERGING MARKETS FUND ONLY
------------------------------
           Class IV                                          $50 million/$300 million               0.10%
           Class V                                           $100 million/$500 million              0.05%
           Class VI                                          $150 million/$800 million              0.02%
------------------------------

* More detailed explanation of eligibility criteria is provided on page 6 and under "Multiple Classes -- Eligibility for Classes."

** As noted above, all classes of shares of a Fund pay the same investment management fee.

*** The Asset Allocation Funds will indirectly bear a Shareholder Service Fee of 0.15%. Thus, the total Shareholder Service Fee borne by Class I, Class II and Class III Shares of the Asset Allocation Funds is the same as that borne by Class I, Class II or Class III Shares, respectively, of the other Funds. See "Asset Allocation Funds."

         GMO U.S. SECTOR FUND (the "U.S. SECTOR FUND") is a non-diversified portfolio that seeks a total return greater than that of the S&P 500 through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in common stocks chosen from among the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

         GMO SMALL CAP VALUE FUND (the "SMALL CAP VALUE FUND") (formerly the GMO Core II Secondaries Fund) is a diversified portfolio that seeks long-term growth of capital through investment primarily in companies whose equity capitalization ranks in the lower two-thirds of the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange. Current income is only an incidental consideration.

         GMO SMALL CAP GROWTH FUND (the "SMALL CAP GROWTH FUND") is a non-diversified portfolio that seeks long- term growth of capital through investment primarily in companies whose equity capitalization ranks in the lower two-thirds of the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange. Current income is only an incidental consideration.

         GMO FUNDAMENTAL VALUE FUND (the "FUNDAMENTAL VALUE FUND") is a diversified portfolio that seeks long-term capital growth through investment primarily in equity securities. Consideration of current income is secondary to this principal objective.

         GMO REIT FUND (the "REIT FUND") is a non-  diversified  portfolio  that
seeks  maximum  total  return  through  investment   primarily  in  real  estate
investment trusts ("REITs").

INTERNATIONAL EQUITY FUNDS


         The Trust offers the following eight international equity portfolios which are collectively referred to as the "INTERNATIONAL EQUITY FUNDS."


         GMO INTERNATIONAL CORE FUND (the "INTERNATIONAL CORE FUND") is a diversified portfolio that seeks maximum total return through investment in a portfolio of common stocks of non-U.S. issuers.

         GMO CURRENCY HEDGED INTERNATIONAL CORE FUND (the "CURRENCY HEDGED INTERNATIONAL CORE FUND") is a non- diversified portfolio that seeks maximum total return through investment in a portfolio of common stocks of non-U.S. issuers and through management of the Fund's foreign currency positions. The Fund has similar policies to the International Core Fund, except that the Currency Hedged International Core Fund will maintain currency hedges with respect to a substantial portion of the foreign currency exposure represented in the Fund's benchmark while the International Core Fund will generally hedge only a limited portion of the currency exposure of that benchmark.

         GMO FOREIGN FUND (the "FOREIGN FUND") is a non- diversified portfolio that seeks maximum total return through investment in a portfolio of equity securities of non-U.S. issuers.

         GMO GLOBAL FUND (the "GLOBAL FUND") is a non- diversified portfolio that seeks maximum total return through investment in a portfolio of equity securities of U.S. and non-U.S. issuers.

         GMO INTERNATIONAL SMALL COMPANIES FUND (the "INTERNATIONAL SMALL COMPANIES FUND") is a diversified portfolio that seeks maximum total return through investment primarily in equity securities of foreign issuers whose equity securities are traded on a major stock exchange of a foreign country ("foreign stock exchange companies") and whose equity capitalization at the time of investment, when aggregated with the equity capitalizations of all foreign stock exchange companies in that country whose equity capitalizations are smaller than that of such company, is less than 50% of the aggregate equity capitalization of all foreign stock exchange companies in such country.

         GMO JAPAN FUND (the "JAPAN FUND") is a non- diversified portfolio that seeks maximum total return through investment in Japanese securities, primarily in common stocks of Japanese companies.

         GMO EMERGING MARKETS FUND (the "EMERGING MARKETS FUND") is a non-diversified portfolio that seeks long term capital appreciation consistent with what the Manager believes to be a prudent level of risk through investment in equity and equity-related securities traded in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.


         GMO GLOBAL PROPERTIES FUND (the "GLOBAL PROPERTIES FUND") is a non-diversified portfolio that seeks long term capital growth primarily through investment in securities of issuers throughout the world which are engaged in or related to the real estate industry or which own significant real estate assets. Consideration of current income is secondary to this principal objective. The
Fund invests at least 65% of its total assets in securities of real estate companies principally traded in the securities markets of at least three countries, one of which may be the United States.

FIXED INCOME FUNDS


         The Trust offers the following eight domestic and international fixed income portfolios which are collectively referred to as the "FIXED INCOME FUNDS."

         GMO SHORT-TERM INCOME FUND (the "SHORT-TERM INCOME FUND") is a non-diversified portfolio that seeks current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of high quality short-term instruments. The Short-Term Income Fund intends to invest in short-term securities, but it is not a "money market fund."

         GMO GLOBAL HEDGED EQUITY FUND (the "GLOBAL HEDGED EQUITY FUND") is a non-diversified portfolio that seeks total return consistent with minimal exposure to general equity market risk.

         GMO DOMESTIC BOND FUND (the "DOMESTIC BOND FUND") is a non-diversified portfolio that seeks high total return through investment primarily in U.S. Government Securities. The Fund may also invest a significant portion of its assets in other investment grade bonds (including convertible bonds) denominated in U.S. dollars. The Fund's portfolio will generally have a duration of approximately four to six years (excluding short-term investments).

         GMO INTERNATIONAL BOND FUND (the "INTERNATIONAL BOND FUND") is a non-diversified portfolio that seeks high total return by investing primarily in investment grade bonds (including convertible bonds) denominated in various currencies including U.S. dollars or in multicurrency units. The Fund seeks to provide a total return greater than that provided by the international fixed income securities market generally.

         GMO CURRENCY HEDGED INTERNATIONAL BOND FUND (the "CURRENCY HEDGED INTERNATIONAL BOND FUND") is a non- diversified portfolio with the same investment objectives and policies as the International Bond Fund except that the Currency Hedged International Bond Fund will generally attempt to hedge substantially all of its foreign currency risk while the International Bond Fund will generally not hedge any of its foreign currency risk. Despite the otherwise identical objectives and policies, the composition of the two portfolios may differ substantially at any given time.

         GMO GLOBAL BOND FUND (the "GLOBAL BOND FUND") is a non-diversified portfolio that seeks high total return by investing primarily in investment grade bonds (including convertible bonds) denominated in various currencies including U.S. dollars or in multicurrency units. The Fund seeks to provide a total return greater than that provided by the global fixed income securities market generally.

         GMO EMERGING COUNTRY DEBT FUND (the "EMERGING COUNTRY DEBT FUND") is a non-diversified portfolio that seeks high total return by investing primarily in sovereign debt (bonds and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

         GMO INFLATION INDEXED BOND FUND (the "INFLATION INDEXED BOND FUND") is a non-diversified portfolio that seeks maximum total return by investing primarily in foreign and U.S. government bonds that are indexed or otherwise linked to general measures of inflation in the country of issue. The availability of such bonds is currently limited to a small number of countries.

ASSET ALLOCATION FUNDS

         The Trust offers the following four asset allocation portfolios (the "ALLOCATION FUNDS"). The Allocation Funds operate as "funds-of-funds" in that, pursuant to management provided by the Manager, these Funds make investments in other Funds of the Trust.


         GMO INTERNATIONAL EQUITY ALLOCATION FUND (the "INTERNATIONAL EQUITY ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the EAFE-lite Extended Index benchmark. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various International Equity Funds of the Trust. The Fund may also invest up to 15% of its net assets in Class III Shares of the various Fixed Income Funds of the Trust.

         GMO WORLD EQUITY ALLOCATION FUND (the "WORLD EQUITY ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the World Lite Extended Index benchmark. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various Domestic Equity and International Equity Funds of the Trust. The Fund may also invest up to 15% of its net assets in Class III Shares of the various Fixed Income Funds of the Trust.

         GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND (the "GLOBAL (U.S.+) EQUITY ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the GMO Global (U.S.+) Equity Index benchmark, which has a greater weighting of U.S. stocks (S&P 500) than the World Lite Extended Index. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various Domestic Equity and International Equity Funds of the Trust. The Fund may also invest up to 15% of its net assets in Class III Shares of the various Fixed Income Funds of the Trust.


         GMO GLOBAL BALANCED ALLOCATION FUND (the "GLOBAL BALANCED ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the GMO Global Balanced Index benchmark. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various Domestic Equity, International Equity and Fixed Income Funds of the Trust.

--------------------------------------------------------------------------------
         Investors should consider the risks associated with an investment in the Funds. For information concerning the types of investment practices in which a particular Fund may engage, see "Investment Objectives and Policies". For more information concerning such investment practices and their associated risks, see "Description and Risks of Fund Investments."
--------------------------------------------------------------------------------

                             BENCHMARKS AND INDEXES
                             ----------------------

    As is evident throughout this Prospectus, many of the Funds are managed, and/or meant to be measured, relative to a specified index or benchmark. Some general information about these benchmarks and indexes is provided in the table below. While Funds may be managed relative to these benchmarks or indexes, it is important to note that none of the Funds is managed as an "index fund" or "index-plus fund", and the actual composition of a Fund's portfolio may differ substantially from that of its benchmark.


Abbreviation         Full Name                             Sponsor or Publisher         Description
------------         ---------                             --------------------         -----------
S&P 500              Standard & Poor's 500 Stock Index     Standard & Poor's            Well-known,independently maintained and
                                                           Corporation                  published U.S. large capitalization stock


Wilshire 5000        Wilshire 5000 Stock Index             Wilshire Associates, Inc.    Independently maintained and published
                                                                                        broadly populated U.S. stock index

Lehman Brothers      Lehman Brothers Government Bond       Lehman Brothers              Well-known, independently maintained and
Government           Index                                                              published government bond index, regularly
                                                                                        used as a comparative fixed income
                                                                                        benchmark

EAFE                 Morgan Stanley Capital International  Morgan Stanley Capital       Well-known, independently maintained and
                     Europe, Australia and Far East Index  International                published large capitalization international
                                                                                        stock index

EAFE-Lite            GMO EAFE-Lite                         GMO                          A modification of EAFE where GMO reduces the
                                                                                        market capitalization of Japan by 40%
                                                                                        relative to EAFE

EAFE-Lite Extended   GMO EAFE-Lite Extended                GMO                          A modification of EAFE-Lite where GMO adds
                                                                                        those additional countries represented in
                                                                                        the IFC Investable Index

MSCI World           Morgan Stanley Capital                Morgan Stanley Capital       An independently maintained and published
                     International World Index             International                global (including U.S.) equity index

World-Lite Extended  GMO World-Lite Extended               GMO                          A modification of MSCI World where GMO
                                                                                        reduces the market capitalization of Japan
                                                                                        by 40% relative to MSCI World and adds those
                                                                                        additional countries represented in the IFC
                                                                                        Investable Index

GMO Global           GMO Global (U.S.+) Equity Index       GMO
(U.S.+) Equity                                                                          A composite benchmark computed by GMO and
Index                                                                                   comprised 75% by S&P 500 and 25% by EAFE-
                                                                                        Lite Extended

GMO Global           GMO Global Balanced Index             GMO                          A composite benchmark computed by GMO and
Balanced Index                                                                          comprised 48.75% by S&P 500, 16.25% by EAFE-
                                                                                        Lite Extended and 35% by Lehman Brothers
                                                                                        Government

CLASS ELIGIBILITY


    For full details of the class eligibility criteria summarized below and an explanation of how conversions between classes will occur, see "Multiple Classes
- Eligibility for Classes" and "Multiple Classes - Conversions Between Classes", beginning on page 68.


CLASS I AND CLASS II SHARES:

    Recognizing that institutional and individual investors with assets under GMO's management totalling less than $35 million have different service and reporting needs than larger client relationships, GMO has created the GMO Funds Division. GMO Funds Division delivers institutional-quality client services to clients investing between $1 million and $35 million. These services include professional and informative reporting, and access to meaningful analysis and explanation.

Class I Shares. Class I Shares are available to any investor who commits (after May 31, 1996) assets to GMO management to establish a "Total Investment" (as defined) with GMO of between $1 million and $10 million. In addition, all defined contribution retirement or pension plans are eligible only for Class I shares regardless of the size of their investment. Class I Shares will receive client service and reporting from GMO Funds Division and will bear a Shareholder Service Fee of 0.28%.

Class II Shares. Class II Shares are available to any investor who (i) has less than $7 million (but more than $0) under the management of GMO as of May 31, 1996, or (ii) commits (after May 31, 1996) assets to GMO management to establish a "Total Investment" (as defined) with GMO of between $10 million and $35 million. Class II Shares will receive client service and reporting from GMO Funds Division and will bear a Shareholder Service Fee of 0.22%.

    Purchasers  of  Class  I  and  Class  II  Shares   should  follow   purchase
instructions for such classes described under "Purchase of Shares" and direct questions to the Trust at (617) 790-5000.

CLASS III, CLASS IV, CLASS V AND CLASS VI SHARES:

    GMO provides direct client service and reporting to owners of Class III, Class IV, Class V and Class VI Shares. These clients generally must have a "Total Investment" (as defined) with GMO of at least $35 million (and substantially more to be eligible for Class IV, Class V or Class VI Shares). Class eligibility requirements for existing clients of GMO as of May 31, 1996 are governed by special rules described in this Prospectus.


Class III Shares. Class III Shares are available to any investor who (i) has at least $7 million under the management of GMO as of May 31, 1996, or (ii) commits (after May 31, 1996) assets to GMO management to establish a "Total Investment" (as defined) with GMO of at least $35 million. Class III Shares of the Short Term Income Fund are available to any investor with a "Total Investment" of at least $1 million. Class III Shares will receive client service and reporting directly from GMO, and will bear a Shareholder Service Fee of 0.15% of average net assets. Note: Class III Shares are a redesignation of the single class of shares that has been offered by each Fund since inception. Class III Shares bear the same rate of total operating expenses as they did before the redesignation.


Class IV, Class V and Class VI Shares. Three additional classes of shares are available for each of the Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, International Core Fund and Emerging Markets Fund to accommodate clients who have very large amounts under GMO's management. Class IV, V and VI Shares bear substantially lower Shareholder Service Fees than Class III Shares to reflect the lower cost of servicing such large accounts as a percentage of assets. See "Multiple Classes - Eligibility for Classes" and "Multiple Classes - Conversions Between Classes" for full details of the eligibility criteria for the Class IV, V and VI Shares and for an explanation of how conversions between classes will occur.

    Purchasers of Class III, Class IV, Class V and Class VI Shares should follow purchase instructions described under "Purchase of Shares" and direct questions to the Trust at (617) 330-7500.


                                TABLE OF CONTENTS


SCHEDULE OF FEES AND EXPENSES                     9            Hedging                                             59
                                                               Investment Purposes                                 59
FINANCIAL HIGHLIGHTS                             17            Synthetic Sales and Purchases                       60
                                                            Swap Contracts and Other Two-Party Contracts           60
INVESTMENT OBJECTIVES AND POLICIES               31            Swap Contracts                                      60
DOMESTIC EQUITY FUNDS                            31            Interest Rate and Currency Swap Contracts           60
    Core Fund                                    31            Equity Swap Contracts and Contracts for
    Tobacco-Free Core Fund                       31              Differences                                       60
    Value Fund                                   32            Interest Rate Caps, Floors and Collars              61
    Growth Fund                                  33            Foreign Currency Transactions                       61
    U.S. Sector Fund                             33            Repurchase Agreements                               62
    Small Cap Value Fund                         34            Debt and Other Fixed Income Securities
    Small Cap Growth Fund                        34              Generally                                         63
    Fundamental Value Fund                       35            Temporary High Quality Cash Items                   63
    REIT Fund                                    36            U.S. Government Securities and Foreign
INTERNATIONAL EQUITY FUNDS                       37              Government Securities                             63
    International Core Fund                      37            Mortgage-Backed and Other Asset-Backed
    Currency Hedged International Core                           Securities                                        63
      Fund                                       38                   Collateralized Mortgage Obligations
    Foreign Fund                                 39                     ("CMOs"); Strips and Residuals             64
    Global Fund                                  39
                                                               Commercial Mortgage-Related
                                                                 Securities                                        64
                                                               Adjustable Rate Securities                          64
    International Small Companies Fund           40            Lower Rated Securities                              64
    Japan Fund                                   41            Brady Bonds                                         65
    Emerging Markets Fund                        41            Zero Coupon Securities                              65
    Global Properties Fund                       43            Indexed Securities                                  65
FIXED INCOME FUNDS                               43            Firm Commitments                                    65
    Short-Term Income Fund                       44            Loans, Loan Participations and Assignments          66
    Global Hedged Equity Fund                    45            Reverse Repurchase Agreements and Dollar
    Domestic Bond Fund                           47              Roll Agreements                                   66
    International Bond Fund                      48            Illiquid Securities                                 67
    Currency Hedged International                              Special Allocation Fund Considerations              67
      Bond Fund                                  49
    Global Bond Fund                             49         MULTIPLE CLASSES                                       67
    Emerging Country Debt Fund                   50            Shareholder Service Fees                            67
    Inflation Indexed Bond Fund                  51            Client Service - GMO and GMO Funds                  68
ASSET ALLOCATION FUNDS                           51            Eligibility for Classes                             68
    International Equity Allocation Fund         52            Conversions Between Classes                         69
    World Equity Allocation Fund                 52
    Global (U.S.+) Equity Allocation Fund        53         PURCHASE OF SHARES                                     69
    Global Balanced Allocation Fund              53            Purchase Procedures                                 71

DESCRIPTION AND RISKS OF FUND INVESTMENTS        53         REDEMPTION OF SHARES                                   71
Portfolio Turnover                               54
Diversified and Non-Diversified Portfolios       54         DETERMINATION OF NET ASSET VALUE                       72
Certain Risks of Foreign Investments             54
    General                                      54         DISTRIBUTIONS                                          73
    Emerging Markets                             54
    Direct Investment in Russian Securities      55         TAXES                                                  73
Securities Lending                               55            Withholding on Distributions to Foreign
Depository Receipts                              55              Investors                                         74
Convertible Securities                           55            Foreign Tax Credits                                 74
Futures and Options                              56            Loss of Regulated Investment Company Status         74
    Options                                      56
    Writing Covered Options                      56         MANAGEMENT OF THE TRUST                                74
    Futures                                      57
    Index Futures                                58         ORGANIZATION AND CAPITALIZATION   OF THE TRUST         76
    Interest Rate Futures                        58
    Options on Futures Contracts                 58         CERTAIN FINANCIAL INFORMATION RELATING
Uses of Options, Futures and Options                         TO THE GMO FOREIGN FUND                               76
  on Futures                                     58
    Risk Management                              58         Appendix A                                             78


RISKS AND LIMITATIONS OF OPTIONS, FUTURES
     AND SWAPS                                              78
     Limitations on the Use of
     Options and Futures
      Portfolio Strategies                                  78
     Risk Factors in Options Transactions                   78
     Risk Factors in Futures Transactions                   78
     Risk Factors in Swap Contracts, OTC Options
      and other Two-Party Contracts                         79
     Additional Regulatory Limitations on the Use of
      Futures and Related Options, Interest Rate Floors,
      Caps and Collars and Interest Rate and
      Currency Swap Contracts                               79

Appendix B                                                  79

COMMERCIAL PAPER AND CORPORATE DEBT
    RATINGS                                                 81
    Commercial Paper Ratings                                81
    Corporate Debt Ratings                                  81
        Standard & Poor's Corporation                       81
        Moody's Investors Service, Inc.                     81

                                               SCHEDULE OF FEES AND EXPENSES

                        Shareholder
GMO Fund Name       Transaction Expenses             Annual Operating Expenses                         Examples
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          You would pay the
                                                                                        following expenses on
                 Cash Purchase  Redemption     Inv.                                      a $1,000 investment     You would pay the
                 Premium (as a  Fees (as a     Mgmt.     Share-                          assuming 5% annual     following expenses
                 percentage of  percentage     Fees      holder              TOTAL      return with redemption      on the same
                    amount      of amount    after Fee   Service   Other    OPERATING  at the end of each time  investment assuming
                  invested)1    redeemed)1    Waiver9    Fee3    Expenses9  EXPENSES9        period:              no redemption:

                                                                                         1Yr. 3Yr. 5Yr. 10Yr.   1Yr. 3Yr. 5Yr. 10Yr.

DOMESTIC EQUITY
FUNDS

 Core Fund
 ---------
     Class I         .14%4        None         .30%      .28%      .03%      .61%        $8   $21  $35  $78     $8   $21  $35  $78

     Class II        .14%4        None         .30%      .22%      .03%      .55%        $7   $19  $32  $70     $7   $19  $32  $70

     Class III       .14%4        None         .30%      .15%      .03%      .48%        $6   $17  $28  $62     $6   $17  $28  $62

     Class IV        .14%4        None         .30%      .12%      .03%      .45%        $6   $16  $27  $58     $6   $16  $27  $58

     Class V         .14%4        None         .30%      .09%      .03%      .42%        $6   $15  $25  $54     $6   $15  $25  $54

     Class VI        .14%4        None         .30%      .07%      .03%      .40%        $5   $14  $24  $52     $5   $14  $24  $52

 Tobacco-Free
 Core Fund
 ---------
     Class I         .14%4        None         .15%      .28%      .18%      .61%        $8   $21  $35  $78     $8   $21  $35  $78

     Class II        .14%4        None         .15%      .22%      .18%      .55%        $7   $19  $32  $70     $7   $19  $32  $70

     Class III       .14%4        None         .15%      .15%      .18%      .48%        $6   $17  $28  $62     $6   $17  $28  $62

 Value Fund
 ----------
     Class I         .14%4        None         .41%      .28%      .05%      .74%        $9   $25  $42  $93     $9   $25  $42  $93

     Class II        .14%4        None         .41%      .22%      .05%      .68%        $8   $23  $39  $86     $8   $23  $39  $86

     Class III       .14%4        None         .41%      .15%      .05%      .61%        $8   $21  $35  $78     $8   $21  $35  $78

     Class IV        .14%4        None         .41%      .12%      .05%      .58%        $7   $20  $34  $74     $7   $20  $34  $74

     Class V         .14%4        None         .41%      .09%      .05%      .55%        $7   $19  $32  $70     $7   $19  $32  $70

     Class VI        .14%4        None         .41%      .07%      .05%      .53%        $7   $18  $31  $68     $7   $18  $31  $68

 Growth Fund
 -----------
     Class I         .14%4        None         .28%      .28%      .05%      .61%        $8   $21  $35  $78     $8   $21  $35  $78

     Class II        .14%4        None         .28%      .22%      .05%      .55%        $7   $19  $32  $70     $7   $19  $32  $70

     Class III       .14%4        None         .28%      .15%      .05%      .48%        $6   $17  $28  $62     $6   $17  $28  $62

     Class IV        .14%4        None         .28%      .12%      .05%      .45%        $6   $16  $27  $58     $6   $16  $27  $58

     Class V         .14%4        None         .28%      .09%      .05%      .42%        $6   $15  $25  $54     $6   $15  $25  $54

     Class VI        .14%4        None         .28%      .07%      .05%      .40%        $5   $14  $24  $52     $5   $14  $24  $52




Footnotes begin on page 14 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 29, 1996.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").

                        Shareholder
GMO Fund Name       Transaction Expenses             Annual Operating Expenses                         Examples
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          You would pay the
                                                                                        following expenses on
                 Cash Purchase  Redemption     Inv.                                      a $1,000 investment     You would pay the
                 Premium (as a  Fees (as a     Mgmt.     Share-                          assuming 5% annual     following expenses
                 percentage of  percentage     Fees      holder              TOTAL      return with redemption      on the same
                    amount      of amount    after Fee   Service   Other    OPERATING  at the end of each time  investment assuming
                  invested)1    redeemed)1    Waiver9    Fee3    Expenses9  EXPENSES9        period:              no redemption:

                                                                                         1Yr. 3Yr. 5Yr. 10Yr.   1Yr. 3Yr. 5Yr. 10Yr.


 U.S. Sector
 Fund
 -----------
     Class I         .14%4        None         .27%      .28%      .06%      .61%        $8   $21  $35  $78     $8   $21  $35  $78

     Class II        .14%4        None         .27%      .22%      .06%      .55%        $7   $19  $32  $70     $7   $19  $32  $70

     Class III       .14%4        None         .27%      .15%      .06%      .48%        $6   $17  $28  $62     $6   $17  $28  $62

     Class IV        .14%4        None         .27%      .12%      .06%      .45%        $6   $16  $27  $58     $6   $16  $27  $58

     Class V         .14%4        None         .27%      .09%      .06%      .42%        $6   $15  $25  $54     $6   $15  $25  $54

     Class VI        .14%4        None         .27%      .07%      .06%      .40%        $5   $14  $24  $52     $5   $14  $24  $52

 Small Cap
 Value Fund
 ----------
     Class I         .50%4       .50%4         .22%      .28%      .11%      .61%        $16  $30  $45  $88     $11  $24  $39  $81

     Class II        .50%4       .50%4         .22%      .22%      .11%      .55%        $16  $28  $42  $81     $11  $23  $36  $74

     Class III       .50%4       .50%4         .22%      .15%      .11%      .48%        $15  $26  $38  $73     $10  $20  $32  $65


 Small Cap
 Growth Fund
 -----------
     Class I         .50%4        .50%4        .27%      .28%      .06%12    .61%        $16  $30               $11  $24

     Class II        .50%4        .50%4        .27%      .22%      .06%12    .55%        $16  $28               $11  $23

     Class III       .50%4        .50%4        .27%      .15%      .06%12    .48%        $15  $26               $10  $20

 Fundamental
 Value Fund
 -----------
     Class I         .15%2        None         .55%      .28%      .05%      .88%        $10  $30  $50  $110    $10  $30  $50  $110

     Class II        .15%2        None         .55%      .22%      .05%      .82%        $10  $28  $47  $103    $10  $28  $47  $100

     Class III       .15%2        None         .55%      .15%      .05%      .75%        $9   $25  $43  $94     $9   $25  $43  $94

 REIT Fund
 ---------
     Class I         .75%4        .75%4        .28%      .28%      .26%12    .82%        $24  $42               $16  $33

     Class II        .75%4        .75%4        .28%      .22%      .26%12    .76%        $23  $40               $15  $32

     Class III       .75%4        .75%4        .28%      .15%      .26%12    .69%        $22  $38               $15  $29



INTERNATIONAL EQUITY FUNDS

 International
 Core Fund
 -------------
     Class I         .60%4        None        .45%14     .28%      .10%15    .83%14,     $14  $32  $52  $108    $14  $32  $52  $108
                                                                                15
     Class II        .60%4        None        .45%14     .22%      .10%15    .77%14,     $14  $30  $49  $101    $14  $30  $49  $101
                                                                                15
     Class III       .60%4        None        .45%14     .15%      .10%15    .70%14,     $13  $28  $45  $93     $13  $28  $45  $93
                                                                                15



Footnotes begin on page 14 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 29, 1996.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").

                        Shareholder
GMO Fund Name       Transaction Expenses             Annual Operating Expenses                         Examples
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          You would pay the
                                                                                        following expenses on
                 Cash Purchase  Redemption     Inv.                                      a $1,000 investment     You would pay the
                 Premium (as a  Fees (as a     Mgmt.     Share-                          assuming 5% annual     following expenses
                 percentage of  percentage     Fees      holder              TOTAL      return with redemption      on the same
                    amount      of amount    after Fee   Service   Other    OPERATING  at the end of each time  investment assuming
                  invested)1    redeemed)1    Waiver9    Fee3    Expenses9  EXPENSES9        period:              no redemption:

                                                                                         1Yr. 3Yr. 5Yr. 10Yr.   1Yr. 3Yr. 5Yr. 10Yr.


     Class IV        .60%4        None        .45%14     .11%      .10%15    .66%14,     $13  $27  $43  $88     $13  $27  $43  $88
                                                                                15
     Class V         .60%4        None        .45%14     .07%      .10%15    .62%14,     $12  $26  $40  $83     $12  $26  $40  $83
                                                                                15
     Class VI        .60%4        None        .45%14     .04%      .10%15    .59%14,     $12  $25  $39  $79     $12  $25  $39  $79
                                                                                15
 Currency Hedged
 International
 Core Fund
 ---------------
     Class I         .60%4        None        .41%       .28%      .13%12    .82%        $14  $32               $14  $32

     Class II        .60%4        None        .41%       .22%      .13%12    .76%        $14  $30               $14  $30

     Class III       .60%4        None        .41%       .15%      .13%12    .69%        $13  $28               $13  $28

 Foreign Fund
 ------------
     Class I         None         None        .44%       .28%      .16%12    .88%        $9   $28               $9   $28

     Class II        None         None        .44%       .22%      .16%12    .82%        $8   $26               $8   $26

     Class III       None         None        .44%       .15%      .16%12    .75%        $8   $24               $8   $24

 Global Fund
 -----------
     Class I         None         None        .34%       .28%      .26%12    .88%        $9   $28               $9   $28

     Class II        None         None        .34%       .22%      .26%12    .82%        $8   $26               $8   $26

     Class III       None         None        .34%       .15%      .26%12    .75%        $8   $24               $8   $24

 International Small
 Companies Fund
 -------------------
     Class I         1.00%4       .60%4       .41%       .28%      .20%15    .89%15      $25  $45  $66  $127    $19  $38  $59  $119

     Class II        1.00%4       .60%4       .41%       .22%      .20%15    .83%15      $25  $43  $63  $120    $18  $36  $56  $112

     Class III       1.00%4       .60%4       .41%       .15%      .20%15    .76%15      $24  $41  $59  $112    $18  $34  $52  $103

 Japan Fund
 ----------
     Class I          .40%2       .61%2       .23%11     .28%      .31%      .82%11      $19  $37  $57  $114    $12  $30  $49  $105

     Class II         .40%2       .61%2       .23%11     .22%      .31%      .76%11      $18  $35  $54  $107    $12  $28  $46  $98

     Class III        .40%2       .61%2       .23%11     .15%      .31%      .69%11      $17  $33  $50  $99     $11  $26  $42  $90

 Emerging Markets
 Fund
 ----------------
     Class I          1.60%5      .40%5,7     .77%16     .28%      .37%     1.42%16      $34  $65  $97  $189    $30  $60  $92  $184

     Class II         1.60%5      .40%5,7     .77%16     .22%      .37%     1.36%16      $34  $63  $94  $183    $30  $58  $89  $177

     Class III        1.60%5      .40%5,7     .77%16     .15%      .37%     1.29%16      $33  $61  $90  $175    $29  $56  $86  $169

     Class IV         1.60%5      .40%5,7     .77%16     .10%      .37%     1.24%16      $32  $59  $87  $168    $28  $54  $83  $163

     Class V          1.60%5      .40%5,7     .77%16     .05%      .37%     1.19%16      $32  $57  $85  $163    $28  $53  $80  $157



Footnotes begin on page 14 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 29, 1996.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").

                        Shareholder
GMO Fund Name       Transaction Expenses             Annual Operating Expenses                         Examples
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          You would pay the
                                                                                        following expenses on
                 Cash Purchase  Redemption     Inv.                                      a $1,000 investment     You would pay the
                 Premium (as a  Fees (as a     Mgmt.     Share-                          assuming 5% annual     following expenses
                 percentage of  percentage     Fees      holder              TOTAL      return with redemption      on the same
                    amount      of amount    after Fee   Service   Other    OPERATING  at the end of each time  investment assuming
                  invested)1    redeemed)1    Waiver9    Fee3    Expenses9  EXPENSES9        period:              no redemption:

                                                                                         1Yr. 3Yr. 5Yr. 10Yr.   1Yr. 3Yr. 5Yr. 10Yr.


     Class VI         1.60%5      .40%5, 7     .77%16    .02%      .37%     1.16%16      $32  $56  $83  $159    $28  $52  $78  $154


 Global Properties
 Fund
 -----------------
     Class I          .60%19      .30%19       .48%      .28%      .24%12   1.00%        $19  $41               $16  $38

     Class II         .60%19      .30%19       .48%      .22%      .24%12    .94%        $19  $39               $16  $36

     Class III        .60%19      .30%19       .48%      .15%      .24%12    .87%        $18  $37               $15  $34


FIXED INCOME FUNDS

 Short-Term Income
 Fund
 -----------------
     Class III        None        None         .00%13    .15%      .05%      .20%13      $2   $6   $11  $26     $2   $6   $11  $26

 Global Hedged
 Equity Fund
-------------
     Class I          .50%4       1.40%6       .44%      .28%      .19%      .91%        $29  $50  $72  $137    $14  $34  $55  $116

     Class II         .50%4       1.40%6       .44%      .22%      .19%      .85%        $28  $48  $69  $130    $14  $32  $52  $109

     Class III        .50%4       1.40%6       .44%      .15%      .19%      .78%        $27  $46  $65  $122    $13  $30  $48  $101

 Domestic Bond Fund
 ------------------
     Class I          None        None         .04%      .28%      .06%      .38%        $4   $12  $21  $48     $4   $12  $21  $48

     Class II         None        None         .04%      .22%      .06%      .32%        $3   $10  $18  $41     $3   $10  $18  $41

     Class III        None        None         .04%      .15%      .06%      .25%        $3   $8   $14  $32     $3   $8   $14  $32

 International Bond
 Fund
 ------------------
     Class I          .15%5       None         .12%      .28%      .13%      .53%        $7   $18  $31  $68     $7   $18  $31  $68

     Class II         .15%5       None         .12%      .22%      .13%      .47%        $6   $17  $28  $61     $6   $17  $28  $61

     Class III        .15%5       None         .12%      .15%      .13%      .40%        $6   $14  $24  $52     $6   $14  $24  $52

 Currency Hedged
 International Bond Fund
 -----------------------
     Class I          .15%5       None         .11%      .28%      .14%      .53%        $7   $18  $31  $68     $7   $18  $31  $68

     Class II         .15%5       None         .11%      .22%      .14%      .47%        $6   $17  $28  $61     $6   $17  $28  $61

     Class III        .15%5       None         .11%      .15%      .14%      .40%        $6   $14  $24  $52     $6   $14  $24  $52

 Global Bond Fund
 ----------------
     Class I          .15%5       None         .00%      .28%      .19%12    .47%        $6   $17  $28  $61     $6   $17  $28  $61

     Class II         .15%5       None         .00%      .22%      .19%12    .41%        $6   $15  $24  $53     $6   $15  $24  $53

     Class III        .15%5       None         .00%      .15%      .19%12    .34%        $5   $12  $21  $45     $5   $12  $21  $45




Footnotes begin on page 14 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 29, 1996.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").

                        Shareholder
GMO Fund Name       Transaction Expenses             Annual Operating Expenses                         Examples
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          You would pay the
                                                                                        following expenses on
                 Cash Purchase  Redemption     Inv.                                      a $1,000 investment     You would pay the
                 Premium (as a  Fees (as a     Mgmt.     Share-                          assuming 5% annual     following expenses
                 percentage of  percentage     Fees      holder              TOTAL      return with redemption      on the same
                    amount      of amount    after Fee   Service   Other    OPERATING  at the end of each time  investment assuming
                  invested)1    redeemed)1    Waiver9    Fee3    Expenses9  EXPENSES9        period:              no redemption:

                                                                                         1Yr. 3Yr. 5Yr. 10Yr.   1Yr. 3Yr. 5Yr. 10Yr.


 Emerging Country
 Debt Fund
 ----------------
     Class I          .50%5       .25%5, 8     .30%10    .28%     .16%       .74%10      $15  $31  $49  $100    $13  $29  $46  $96

     Class II         .50%5       .25%5, 8     .30%10    .22%     .16%       .68%10      $15  $29  $46  $93     $12  $27  $43  $89

     Class III        .50%5       .25%5, 8     .30%10    .15%     .16%       .61%10      $14  $27  $42  $85     $11  $24  $39  $81

 Inflation Indexed
 Bond Fund
 -----------------
     Class I          .10%        .10%         .00%      .28%     .13%12     .38%        $6   $14               $5   $13

     Class II         .10%        .10%         .00%      .22%     .13%12     .32%        $5   $12               $4   $11

     Class III        .10%        .10%         .00%      .15%     .13%12     .25%        $5   $10               $4   $9


ASSET ALLOCATION FUNDS

 International Equity
 Allocation Fund
 --------------------


     Class I          .80%17      .10%17       .00%18    .13%18   .00%18     .13%18      $11  $15               $10  $14

     Class II         .80%17      .10%17       .00%18    .07%18   .00%18     .07%18      $10  $13               $9   $12

     Class III        .80%17      .10%17       .00%18    .00%18   .00%18     .00%18      $10  $11               $9   $10

 World Equity
 Allocation Fund
 ---------------
     Class I          .69%17      .09%17       .00%18    .13%18   .00%18     .13%18      $9   $14               $10  $13

     Class II         .69%17      .09%17       .00%18    .07%18   .00%18     .07%18      $9   $12               $8   $11

     Class III        .69%17      .09%17       .00%18    .00%18   .00%18     .00%18      $8   $10               $7   $9

 Global (U.S.+) Equity
 Allocation Fund
 ---------------------
     Class I          .42%17      .05%17       .00%18    .13%18   .00%18     .13%18      $7   $11               $6   $10

     Class II         .42%17      .05%17       .00%18    .07%18   .00%18     .07%18      $6   $9                $5   $8

     Class III        .42%17      .05%17       .00%18    .00%18   .00%18     .00%18      $5   $6                $5   $6

 Global Balanced
 Allocation Fund
 ---------------
     Class I          .31%17      .03%17       .00%18    .13%18   .00%18     .13%18      $5   $9                $5   $9

     Class II         .31%17      .03%17       .00%18    .07%18   .00%18     .07%18      $5   $7                $4   $7

     Class III        .31%17      .03%17       .00%18    .00%18   .00%18     .00%18      $4   $5                $4   $5




Footnotes begin on page 14 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 29, 1996.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").

                     NOTES TO SCHEDULE OF FEES AND EXPENSES

1. Purchase premiums and redemption fees apply only to cash transactions as set forth under "Purchase of Shares" and "Redemption of Shares" respectively. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. As described in greater detail in footnotes below, for certain Funds the Manager may reduce purchase premiums and/or redemption fees if the Manager determines there are minimal brokerage and/or other transaction costs caused by the purchase or occur under redemption. Generally, however, these fees are not waivable even when there are offsetting transactions.

         Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. However, in the case of in-kind purchases involving transfers of large positions in markets where the costs of re-registration and/or other transfer expenses are high, the International Core Fund, Currency Hedged International Core Fund, International Small Companies Fund, Japan Fund and Global Hedged Equity Fund may each charge a premium of 0.10%, and the Emerging Markets Fund may charge a premium of 0.20%.

2. The Manager may waive purchase premiums and/or redemption fees for this Fund if there are minimal brokerage and transaction costs incurred in connection with a transaction.

3. Shareholder Service Fee ("SSF") paid to GMO for providing client services and reporting services. For Class III Shares, the SSF is 0.15% of daily net assets. Class III Shares are a redesignation of the single class of shares that has been offered by each Fund since inception. Total Operating Expenses for Class III Shares are capped at the same levels as for the single class of shares that existed prior to such redesignation and the creation of additional classes. The expense caps are detailed in footnote 9 below.

         The level of SSF is the sole economic distinction between the various classes of Fund shares. A lower SSF for larger investments reflects that the cost of servicing client accounts is lower for larger accounts when expressed as a percentage of the account. See "Multiple Classes Shareholder Service Fees" for more information.

4. After May 31, 1996, the purchase premium and/or redemption fee for this Fund may not be waived in any circumstance. Accordingly, the amount of the stated purchase premium and/or redemption fee is lower than the premium or fee charged prior to May 31, 1996, when the charges could be waived if, generally due to offsetting transactions, a purchase or redemption resulted in minimal brokerage and/or other transaction costs. The new approach allows all purchasers or sellers to benefit proportionately by offsetting transactions and other circumstances that mitigate transaction costs, rather than tracking the savings back to the particular buyers and sellers.

5. After May 31, 1996, the stated purchase premium and/or redemption fee will always be charged in full except that the relevant purchase premium or redemption fee will be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. The Manager examines each purchase and redemption of shares eligible for such treatment to determine if circumstances exist to waive a portion of the purchase premium or redemption fee. Absent a clear determination that transaction costs will be reduced or absent for the purchase or redemption, the full premium or fee will be charged.

6. May be eliminated if it is not necessary to incur costs relating to the early termination of hedging transactions to meet redemption requests.

7. Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

8. Applies only to shares acquired on or after July 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).


9. The Manager has voluntarily undertaken to reduce its management fees and to bear certain expenses with respect to each Fund until further notice to the extent that a Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Emerging Markets Fund, Emerging Country Debt Fund, Global Hedged Equity Fund and Global Properties Fund, excluding custodial fees; and, in the case of the Asset Allocation Funds, excluding expenses indirectly incurred by investment in other Funds of the Trust) would otherwise exceed the percentage of that Fund's daily net assets specified below. Therefore, so long as the

         Manager agrees so to reduce its fees and bear certain expenses, total annual operating expenses (subject to such exclusions) of the Fund will not exceed these stated limitations. Absent such undertakings, management fees for each Fund and the annual operating expenses for each class would be as shown below.

                                                                                           Total Class
                                         Voluntary     Management                      Operating Expenses
                                          Expense      Fee (Absent                       (Absent Waiver)
     Fund                                  Limit         Waiver)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class I  Class II  Class III Class IV   Class V  Class VI


Core Fund                                  .33%          .525%       .835%     .775%     .705%    .675%      .645%    .625%
Tobacco-Free Core Fund                     .33%          .50%        .96%      .90%      .83%       --         --       --
Value Fund                                 .46%          .70%        1.03%     .97%      .90%      .87%       .84%     .82%
Growth Fund                                .33%          .50%        .83%      .77%      .70%      .67%       .64%     .62%
U.S. Sector Fund                           .33%          .49%        .83%      .77%      .70%      .67%       .64%     .62%
Small Cap Value Fund                       .33%          .50%        .89%      .83%      .76%       --         --       --
Fundamental Value Fund                     .60%          .75%        1.08%     1.02%     .95%       --         --       --
REIT Fund                                  .54%          .75%        1.29%     1.23%     1.16%      --         --       --
Small Cap Growth Fund                      .33%          .50%        .84%      .78%      .71%       --         --       --
International Core Fund                    .54%          .75%        1.13%     1.07%     1.00%     .96%       .92%     .89%
Currency Hedged International Core         .54%          .75%        1.16%     1.10%     1.03%      --         --       --
Fund
Foreign Fund                               .60%          .75%        1.19%     1.13%     1.06%      --         --       --
Global Fund                                .60%          .75%        1.29%     1.23%     1.16%      --         --       --
International Small Companies Fund         .60%          1.25%       1.73%     1.67%     1.60%      --         --       --
Japan Fund                                 .54%          .75%        1.34%     1.28%     1.21%      --         --       --
Emerging Markets Fund                      .81%          1.00%       1.65%     1.59%     1.52%    1.47%      1.42%    1.39%
Global Properties Fund                     .60%          .75%        1.27%     1.21%     1.14%      --         --       --
Short-Term Income Fund                     .05%          .25%          --        --      .45%       --         --       --
Global Hedged Equity Fund                  .50%          .65%        1.12%     1.06%     .99%       --         --       --
Domestic Bond Fund                         .10%          .25%        .59%      .53%      .46%       --         --       --
International Bond Fund                    .25%          .40%        .81%      .75%      .68%       --         --       --
Currency Hedged International Bond         .25%          .50%        .92%      .86%      .79%       --         --       --
Fund
Global Bond Fund                           .19%          .35%        .82%      .76%      .69%       --         --       --
Emerging Country Debt Fund                 .35%          .50%        .94%      .88%      .81%       --         --       --
Inflation Indexed Bond Fund                .10%          .25%        .66%      .60%      .53%       --         --       --


International Equity Allocation Fund       .05%          .00%        .29%      .23%      .16%       --         --       --

World Equity Allocation Fund               .05%          .00%        .29%      .23%      .16%       --         --       --

Global (U.S.+) Equity Allocation Fund      .05%          .00%        .29%      .23%      .16%       --         --       --


Global Balanced Allocation Fund            .05%          .00%        .29%      .23%      .16%       --         --       --




10. Figure based on actual expenses for the fiscal year ended February 29, 1996, but restated to give effect to a change in the fee waiver and/or expense limitation of the Fund, which change was effective as of March 1, 1996.

11. Figure based on actual expenses for the fiscal year ended February 29, 1996, but restated to give effect to a change in the fee waiver and/or expense limitation of the Fund, which change was effective as of March 14, 1996.

12.      Based on estimated amounts for the Fund's first fiscal year.

13. Figure based on actual expenses for the fiscal year ended February 29, 1996, but restated to give effect to a change in the fee waiver and/or expense limitation of the Fund, which change was effective as of February 7, 1996.

14. Figure based on actual expenses for the fiscal year ended February 29, 1996, but restated to give effect to a change in the fee waiver and/or expense limitation of the Fund, which change was effective as of June 27, 1995.

15. Includes a nonrecurring expense incurred during the fiscal year ended February 29, 1996.

16. Figure based on actual expenses for the fiscal year ended February 29, 1996, but restated to give effect to a change in the fee waiver and/or expense limitation of the Fund, which change was effective as of May 31, 1996.

17. Effective October 16, 1996, each of the Asset Allocation Funds began charging purchase premiums and redemption fees for cash transactions. This is done to ensure that the costs of purchase premiums or redemption fees paid to underlying Funds caused by shareholder transactions in the Asset Allocation Funds is paid by the shareholders generating the transactions, rather than by the other Asset Allocation Fund shareholders. This is consistent with the purpose of all of the Trust's purchase premiums and redemption fees.


         Each of the Asset Allocation Funds invests in various other Funds with different levels of purchase premiums and redemption fees, which reflect the trading costs of different asset classes. Therefore, the purchase premium and redemption fee of each Asset Allocation Fund has initially been computed as the weighted average of the premiums and fees, respectively, of the underlying Funds in which the Asset Allocation Fund is invested, based on actual investments by each Asset Allocation Fund as of October 8, 1996. The amount of purchase premium and redemption fee for each Asset Allocation Fund will be adjusted approximately annually based on underlying Funds owned by each Asset Allocation Fund during the prior year. The Manager may, but is not obligated to, adjust the purchase premium and/or redemption fee for an Asset Allocation Fund more frequently if the Manager believes in its discretion that circumstances warrant. For more information concerning which underlying Funds a particular Asset Allocation Fund may invest in, see "Investment Objectives and Policies -- Asset Allocation Funds."


18. Asset Allocation Funds invest primarily in other Funds of the Trust (referred to here as "underlying Funds"). Therefore, in addition to the fees and expenses directly incurred by the Asset Allocation Funds (which are shown in the Schedule of Fees and Expenses), the Asset Allocation Funds will also incur fees and expenses indirectly as shareholders of the underlying Funds. Because the underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of underlying Funds at different times, the amount of fees and expenses indirectly incurred by the Asset Allocation Funds will vary. The Manager believes that, under normal market conditions, the total amount of fees and expenses that will be indirectly incurred by the Asset Allocation Funds because of investment in underlying Funds will fall within the ranges set forth below:

--------------------------------------------------------------------------------
            Fund                               Low        Typical       High
--------------------------------------------------------------------------------
International Equity Allocation Fund           .76%        .83%         .89%
World Equity Allocation Fund                   .68%        .75%         .85%
Global (U.S.+) Equity Allocation Fund          .57%        .63%         .74%
Global Balanced Allocation Fund                .48%        .57%         .69%
--------------------------------------------------------------------------------


19. It is expected that the purchase premiums and redemption fees for this Fund will be eliminated once the net assets of the Fund exceed $100 million. However, even thereafter, the Fund will reserve the right to charge a purchase premium of up to 0.60% and a redemption fee of up to 0.30% on purchases or redemptions of amounts that are equal to or greater than 5% of the Fund's net assets.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)


DOMESTIC EQUITY FUNDS
---------------------
CORE FUND



                                    CLASS I            CLASS II                                   CLASS III
                                    -------            --------       -------------------------------------------------------------

                                   PERIOD FROM       PERIOD FROM
                                  JULY 2, 1996      JUNE 7, 1996
                                  (COMMENCEMENT     (COMMENCEMENT      SIX MONTHS
                                OF OPERATIONS) TO  OF OPERATIONS)TO       ENDED                  YEAR ENDED FEBRUARY 28/29,
                                  AUGUST 31, 1996   AUGUST 31, 1996   AUGUST 31, 1996     -----------------------------------------
                                   (UNAUDITED)       (UNAUDITED)       (UNAUDITED)        1996         1995         1994      1993
                                   -----------       -----------       -----------        ----         ----         ----      ----
Net asset value, beginning
  of period                       $     18.97       $     20.12      $    19.46      $   15.45   $    15.78   $    15.73   $  15.96
                                  -----------       -----------      ----------      ---------   ----------   ----------   --------
Income (loss) from investment operations:
  Net investment income2                 0.04              0.07            0.18           0.41         0.41         0.42       0.45
  Net realized and unrealized gain
   (loss) on  investments               (0.67)            (0.60)           0.04           5.49         0.66         1.59       1.13
                                  -----------       -----------      ----------      ---------   ----------   ----------   --------
   Total from investment
     operations                         (0.63)            (0.53)           0.22           5.90         1.07         2.01       1.58
                                  -----------       -----------      ----------      ---------   ----------   ----------   --------
Less distributions to
  shareholders:
  From net investment
   income                                --               (0.10)          (0.19)         (0.42)       (0.39)       (0.43)     (0.46)
  From net realized gains                --               (1.16)          (1.16)         (1.47)       (1.01)       (1.53)     (1.35)
                                  -----------       -----------      ----------      ---------   ----------   ----------   --------
   Total distributions                   --               (1.26)          (1.35)         (1.89)       (1.40)       (1.96)     (1.81)
                                  -----------       -----------      ----------      ---------   ----------   ----------   --------
Net asset value, end of period    $     18.34         $   18.33      $    18.33     $    19.46   $    15.45   $    15.78  $   15.73
                                  ===========         =========      ==========     ==========   ==========   ==========  =========
Total Return3                           (3.32)%           (2.89)%          0.89%         39.08%        7.45%       13.36%     10.57%
Ratios/Supplemental Data:
  Net assets, end of period
   (000's)                        $     5,996       $    25,377      $3,015,902     $3,179,314   $2,309,248   $1,942,005  $1,892,955
  Net expenses to average
   daily net assets2                     0.61%4            0.55%4          0.48%4         0.48%        0.48%        0.48%      0.49%
  Net investment income to
   average daily net assets2             1.38%4            1.40%4          1.85%4         2.25%        2.63%        2.56%      2.79%
  Portfolio turnover rate                  35%               35%             35%            77%          99%          40%        54%
  Average commission rate paid    $    0.0306       $    0.0306      $   0.0306            N/A          N/A          N/A        N/A


1 The per  share  amounts  have  been  restated  to  reflect a ten for one split effective December 31, 1990.
2 Net of fees and expenses  voluntarily  waived or borne by the Manager of $.01 per share for each period presented.
3 Calculation  excludes  purchase  premiums.  The total  returns would have been lower had certain expenses not been waived during the periods shown.
4 Annualized.


                                    CLASS III
--------------------------------------------------------------------------------


                            YEAR ENDED FEBRUARY 28/29,
--------------------------------------------------------------------------------
       1992         19911        19901        19891        19881       19871
       ----         -----        -----        -----        -----       -----

    $    15.13   $    13.90   $    14.47   $    13.43    $    15.24   $  12.64
    ----------   ----------   ----------   ----------    ----------   --------

          0.43         0.43         0.65         0.54          0.45       0.34
          1.55         1.74         2.43         0.96         (0.92)      3.15
    ----------   ----------   ----------   ----------    ----------   --------
          1.98         2.17         3.08         1.50         (0.47)      3.49
    ----------   ----------   ----------   ----------    ----------   --------
         (0.42)       (0.51)       (0.70)       (0.46)        (0.38)     (0.46)
         (0.73)       (0.43)       (2.95)      --             (0.96)     (0.43)
    ----------   ----------   ----------   ----------    ----------   --------
         (1.15)       (0.94)       (3.65)       (0.46)        (1.34)     (0.89)
    ----------   ----------   ----------   ----------    ----------   --------
    $    15.96   $    15.13   $    13.90   $    14.47    $    13.43   $  15.24
    ==========   ==========   ==========   ==========    ==========   ========
         13.62%       16.52%       21.19%       11.49%        (3.20)%    28.89%

    $2,520,710   $1,613,945   $1,016,965   $1,222,115    $1,010,014   $909,394

          0.50%        0.50%        0.50%        0.50%         0.52%      0.53%

          2.90%        3.37%        3.84%        4.02%         3.23%      3.06%
            39%          55%          72%          51%           46%        75%
           N/A          N/A          N/A          N/A           N/A       N/A

                                       17


TOBACCO-FREE CORE FUND

                                                                                    CLASS III
                                               -----------------------------------------------------------------

                                                 SIX MONTHS
                                                    ENDED                  YEAR ENDED FEBRUARY 28/29,
                                               AUGUST 31, 1996    ----------------------------------------------
                                                 (UNAUDITED)      1996      1995       1994      1993     19921
                                                 -----------      ----      ----       ----      ----     -----
Net asset value, beginning of period               $ 12.93       $ 10.65   $ 11.07   $ 11.35   $ 10.50   $ 10.00
                                                   -------       -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income2                              0.12          0.28      0.23      0.34      0.31      0.12
  Net realized and unrealized gain on
   investments                                       0.074          3.71      0.50      1.18      0.84      0.44
                                                   -------       -------   -------   -------   -------   -------
   Total from investment operations                   0.19          3.99      0.73      1.52      1.15      0.56
                                                   -------       -------   -------   -------   -------   -------
Less distributions to shareholders:
  From net investment income                         (0.12)        (0.25)    (0.28)    (0.35)    (0.30)    (0.06)
  From net realized gains                            (1.04)        (1.46)    (0.87)    (1.45)    --        --
                                                   -------       -------   -------   -------   -------   -------
   Total distributions                               (1.16)        (1.71)    (1.15)    (1.80)    (0.30)    (0.06)
                                                   -------       -------   -------   -------   -------   -------
Net asset value, end of period                     $ 11.96       $ 12.93   $ 10.65   $ 11.07   $ 11.35   $ 10.50
                                                   =======       =======   =======   =======   =======   =======
Total Return3                                         1.18%        38.64%     7.36%    14.12%    11.20%     5.62%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                $54,011       $57,485   $47,969   $55,845   $85,232   $75,412
  Net expenses to average daily net assets2           0.48%5        0.48%     0.48%     0.48%     0.49%     0.49%5
  Net investment income to average daily
   net assets2                                        1.87%5        2.25%     2.52%     2.42%     2.88%     3.77%5
  Portfolio turnover rate                               49%           81%      112%       38%       56%        0%
  Average commission rate paid                     $0.0278           N/A       N/A       N/A       N/A      N/A

1 For the period from the commencement of operations, October 31, 1991 to February 29, 1992.

2 Net of fees and expenses voluntarily waived or borne by the Manager of $.02, $.03, $.03, $.03, $.02 and $.01 per share for the six months ended August 31, 1996, for the fiscal years ended 1996, 1995, 1994, and 1993 and for the period ended February 29, 1992, respectively.

3 Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

4 The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended August 31, 1996 due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

5 Annualized.

Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.



                                       18






                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

VALUE FUND

                                                                      CLASS III SHARES
                                    -----------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                             YEAR ENDED FEBRUARY 28/29,
                                    AUGUST 31, 1996     ---------------------------------------------------------------
                                      (UNAUDITED)       1996       1995       1994        1993        1992       19911
                                      -----------       ----       ----       ----        ----        ----       -----
Net asset value, beginning of
  period                               $  14.25       $  12.05   $  13.48   $  13.50   $    12.94   $  12.25   $  10.00
                                       --------       --------   --------   --------   ----------   --------   --------
Income from investment
  operations:
  Net investment income2                   0.16           0.39       0.41       0.43         0.38       0.40       0.12
  Net realized and unrealized
   gain on
   investments                            (0.03)          3.71       0.32       1.27         0.98       1.11       2.16
                                       --------       --------   --------   --------   ----------   --------   --------
   Total from investment
     operations                            0.13           4.10       0.73       1.70         1.36       1.51       2.28
                                       --------       --------   --------   --------   ----------   --------   --------
Less distributions to
  shareholders:
  From net investment income              (0.16)         (0.39)     (0.45)     (0.40)       (0.38)     (0.41)     (0.03)
  From net realized gains                 (0.97)         (1.51)     (1.71)     (1.32)       (0.42)     (0.41)     --
                                       --------       --------   --------   --------   ----------   --------   --------
   Total distributions                    (1.13)         (1.90)     (2.16)     (1.72)       (0.80)     (0.82)     (0.03)
                                       --------       --------   --------   --------   ----------   --------   --------
Net asset value, end of period         $  13.25       $  14.25   $  12.05   $  13.48   $    13.50   $  12.94   $  12.25
                                       ========       ========   ========   ========   ==========   ========   ========
Total Return3                              0.69%         35.54%      6.85%     13.02%       11.01%     12.96%     22.85%
Ratios/Supplemental Data:
  Net assets, end of period
   (000's)                             $314,418       $317,612   $350,694   $679,532   $1,239,536   $644,136   $190,664
  Net expenses to average daily
   net assets 2                            0.61%4         0.61%      0.61%      0.61%        0.62%      0.67%      0.70%4
  Net investment income to
   average daily net assets2               2.32%4         2.66%      2.86%      2.70%        3.15%      3.75%      7.89%4
  Portfolio turnover rate                    25%            65%        77%        35%          50%        41%        23%
  Average commission rate paid         $ 0.0486            N/A        N/A        N/A          N/A        N/A       N/A

1 For the period from the commencement of operations, November 14,1990 to February 28, 1991.

2 Net of fees and expenses voluntarily waived or borne by the Manager of $.01, $.02, $.02, $.02, $.01, $.01 and $.01 per share for the six months ended
  August 31, 1996, for the fiscal years ended 1996,  1995,  1994, 1993, and 1992 and for the period ended February 28, 1991, respectively.

3 Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

4 Annualized.





GROWTH FUND

                                                                      CLASS III SHARES
                           --------------------------------------------------------------------------------------------------------
                             SIX MONTHS
                               ENDED                                       YEAR ENDED FEBRUARY 28/29,
                           AUGUST 31, 1996   --------------------------------------------------------------------------------------
                            (UNAUDITED)       1996       1995        1994       1993       1992        1991        1990      19891
                            -----------       ----       ----        ----       ----       ----        ----        ----      -----
Net asset value,
  beginning of period         $   5.65      $   4.45   $   4.14    $   4.55   $   5.82   $  14.54   $    12.64   $  10.49   $ 10.00
                              --------      --------   --------    --------   --------   --------   ----------   --------   -------
Income from investment
  operations:
  Net investment
   income2                        0.04          0.08       0.06        0.06       0.07       0.19         0.25       0.26      0.03
  Net realized and
   unrealized gain on
   investments                    0.12          1.54       0.38        0.11       0.17       1.63         2.61       2.40      0.46
                              --------      --------   --------    --------   --------   --------   ----------   --------   -------
   Total from
     investment
     operations                   0.16          1.62       0.44        0.17       0.24       1.82         2.86       2.66      0.49
                              --------      --------   --------    --------   --------   --------   ----------   --------   -------
Less distributions to
  shareholders:
  From net investment
   income                        (0.05)        (0.07)     (0.06)      (0.06)     (0.08)     (0.23)       (0.25)     (0.23)     --

  From net realized
   gains                         (0.43)        (0.35)     (0.07)      (0.52)     (1.43)    (10.31)       (0.71)     (0.28)     --
                              --------      --------   --------    --------   --------   --------   ----------   --------   -------
   Total distributions           (0.48)        (0.42)     (0.13)      (0.58)     (1.51)    (10.54)       (0.96)     (0.51)     --
                              --------      --------   --------    --------   --------   --------   ----------   --------   -------
Net asset value, end
  of period                   $   5.33      $   5.65   $   4.45    $   4.14   $   4.55   $   5.82   $    14.54   $  12.64   $ 10.49
                              ========      ========   ========    ========   ========   ========   ==========   ========   =======
Total Return3                     2.43%        37.77%     10.86%       4.13%      3.71%     20.47%       24.24%     25.35%     4.90%
Ratios/Supplemental
  Data:
  Net assets, end of
   period (000's)             $321,551      $391,366   $239,006    $230,698   $168,143   $338,439   $1,004,345   $823,891  $291,406
  Net expenses to
   average daily net
   assets2                        0.48%4        0.48%      0.48%       0.48%      0.49%      0.50%        0.50%      0.50%     0.08%
  Net investment income
   to average daily
   net assets2                    1.35%4        1.54%      1.50%       1.38%      1.15%      1.38%        1.91%      2.34%     0.52%
  Portfolio turnover
   rate                             33%           76%       139%         57%        36%        46%          45%        57%        0%
  Average commission
   rate paid                  $ 0.0308           N/A        N/A         N/A        N/A        N/A          N/A        N/A      N/A

1 For the period from the commencement of operations, December 28, 1988 to February 28, 1989.

2 Net of fees and expenses voluntarily waived or borne by the Manager of less than $.01 per share for each period presented.

3 Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

4 Annualized.



Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.



                                       19



                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

U.S. SECTOR FUND

                                                                                        CLASS III SHARES
                                                               ---------------------------------------------------------------
                                                                  SIX MONTHS
                                                                    ENDED                YEAR ENDED FEBRUARY 28/29,
                                                               AUGUST 31, 1996   ---------------------------------------------
                                                                 (UNAUDITED)       1996       1995       1994       19931
                                                                 -----------       ----       ----       ----       -----
Net asset value, beginning of period                               $  13.63      $  11.06   $  11.26   $  10.38    $  10.00
                                                                   --------      --------   --------   --------    --------
Income from investment operations:
  Net investment income2                                               0.12          0.29       0.28       0.29        0.05
  Net realized and unrealized gain on investments                      0.09          3.90       0.49       1.21        0.33
                                                                   --------      --------   --------   --------    --------
   Total from investment operations                                    0.21          4.19       0.77       1.50        0.38
                                                                   --------      --------   --------   --------    --------
Less distributions to shareholders:
  From net investment income                                          (0.14)        (0.29)     (0.27)     (0.30)      --
  From net realized gains                                             (1.96)        (1.33)     (0.70)     (0.32)      --
                                                                   --------      --------   --------   --------    --------
   Total distributions                                                (2.10)        (1.62)     (0.97)     (0.62)      --
                                                                   --------      --------   --------   --------    --------
Net asset value, end of period                                     $  11.74      $  13.63   $  11.06   $  11.26    $  10.38
                                                                   ========      ========   ========   ========    ========
Total Return3                                                          1.05%        38.90%      7.56%     14.64%       3.80%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                                $225,508      $211,319   $207,291   $167,028    $169,208
  Net expenses to average daily net assets2                            0.48%4        0.48%      0.48%      0.48%       0.48%4
  Net investment income to average daily net assets2                   1.90%4        2.27%      2.61%      2.56%       3.20%4
  Portfolio turnover rate                                                48%           84%       101%        53%          9%
  Average commission rate paid                                     $ 0.0286           N/A        N/A        N/A        N/A


1 For the period from the commencement of operations, January 4, 1993 to February 28, 1993.

2 Net of fees and expenses voluntarily waived or borne by the Manager of $.01 per share for each period presented.

3 Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

4 Annualized.



SMALL CAP VALUE FUND*

                                                                                CLASS III
                                               ---------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                     YEAR ENDED FEBRUARY 28/29,
                                               AUGUST 31, 1996   ---------------------------------------------------
                                                 (UNAUDITED)       1996       1995       1994       1993      19921
                                                 -----------       ----       ----       ----       ----      -----
Net asset value, beginning of period              $  13.89       $  13.61   $  14.31   $  12.68   $  11.12   $ 10.00
                                                  --------       --------   --------   --------   --------   -------
Income from investment operations:
  Net investment income2                              0.15           0.23       0.20       0.21       0.22      0.04
  Net realized and unrealized gain                    0.49           3.20       0.34       2.14       1.59      1.08
                                                  --------       --------   --------   --------   --------   -------
   Total from investment operations                   0.64           3.43       0.54       2.35       1.81      1.12
                                                  --------       --------   --------   --------   --------   -------
Less distributions to shareholders:
  From net investment income                         (0.13)         (0.23)     (0.20)     (0.22)     (0.21)    --
  From net realized gains                            (0.23)         (2.92)     (1.04)     (0.50)     (0.04)    --
                                                  --------       --------   --------   --------   --------   -------
   Total distributions                               (0.36)         (3.15)     (1.24)     (0.72)     (0.25)     0.00
                                                  --------       --------   --------   --------   --------   -------
Net asset value, end of period                    $  14.17       $  13.89   $  13.61   $  14.31   $  12.68   $ 11.12
                                                  ========       ========   ========   ========   ========   =======
Total Return3                                         4.57%         27.18%      4.48%     18.97%     16.46%    11.20%
Ratios/Supplemental Data:
  Net assets, end of period (000's)               $330,377       $231,533   $235,781   $151,286   $102,232   $58,258
  Net expenses to average daily net assets2           0.48%4         0.48%      0.48%      0.48%      0.49%     0.49%4
  Net investment income to average daily
   net assets2                                        2.24%4         1.67%      1.55%      1.66%      2.02%     2.19%4
  Portfolio turnover rate                                5%           135%        54%        30%         3%        0%
  Average commission rate paid                    $ 0.0309            N/A        N/A        N/A        N/A      N/A


1 For the period from commencement of operations,  December 31, 1991 to February
  29, 1992.

2 Net of fees and expenses voluntarily waived or borne by the Manager of $0.01, $0.02, $0.01, $0.02, $0.02 and $0.01 per share for the six months ended August
  31, 1996, for the fiscal years ended 1996, 1995, 1994 and 1993 and for the period ended February 29, 1992, respectively.

3 Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

4 Annualized.

* Effective December 1, 1996, the "GMO Core II Secondaries Fund" has been renamed the "GMO Small Cap Value Fund."

Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.


                                       20



                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FUNDAMENTAL VALUE FUND

                                                                            CLASS III SHARES
                                                --------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                    YEAR ENDED FEBRUARY 28/29,
                                                AUGUST 31, 1996  ---------------------------------------------------
                                                 (UNAUDITED)       1996       1995       1994       1993     19921
                                                 -----------       ----       ----       ----       ----     -----
Net asset value, beginning of period              $  15.04       $  12.54   $  12.49   $  11.71   $ 10.82   $ 10.00
                                                  --------       --------   --------   --------   -------   -------
Income from investment operations:
  Net investment income2                              0.18           0.37       0.34       0.27      0.30      0.11
  Net realized and unrealized gain on
   investments                                        0.03           3.26       0.55       1.64      1.32      0.77
                                                  --------       --------   --------   --------   -------   -------
   Total from investment operations                   0.21           3.63       0.89       1.91      1.62      0.88
                                                  --------       --------   --------   --------   -------   -------
Less distributions to shareholders:
  From net investment income                         (0.15)         (0.37)     (0.32)     (0.28)    (0.30)    (0.06)
  From net realized gains                            (0.63)         (0.76)     (0.52)     (0.85)    (0.43)    --
                                                  --------       --------   --------   --------   -------   -------
   Total distributions                               (0.78)         (1.13)     (0.84)     (1.13)    (0.73)    (0.06)
                                                  --------       --------   --------   --------   -------   -------
Net asset value, end of period                    $  14.47       $  15.04   $  12.54   $  12.49   $ 11.71   $ 10.82
                                                  ========       ========   ========   ========   =======   =======
Total Return3                                         1.29%         29.95%      7.75%     16.78%    15.66%     8.87%
Ratios/Supplemental Data:
  Net assets, end of period (000's)               $203,243       $212,428   $182,871   $147,767   $62,339   $32,252
  Net expenses to average daily net assets2           0.75%4         0.75%      0.75%      0.75%     0.73%     0.62%4
  Net investment income to average daily
   net assets2                                        2.35%4         2.61%      2.84%      2.32%     2.77%     3.43%4
  Portfolio turnover rate                                9%            34%        49%        65%       83%       33%
  Average commission rate paid                    $ 0.0554            N/A        N/A        N/A       N/A      N/A

1 For the period from the commencement of operations, October 31, 1991 to February 29, 1992.

2 Net of fees and expenses voluntarily waived or borne by the Manager of $.01, $.01, $.01, $.01, $.03 and $.03 per share for the six months ended August 31, 1996, for fiscal years ended 1996, 1995, 1994, and 1993 and for the period ended February 29, 1992, respectively.

3 Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

4 Annualized.




REIT FUND

                                                                                              CLASS III
                                                                                           -----------------
                                                                                             PERIOD FROM
                                                                                             MAY 31, 1996
                                                                                           (COMMENCEMENT OF
                                                                                            OPERATIONS) TO
                                                                                           AUGUST 31, 1996
                                                                                           ---------------
Net asset value, beginning of period                                                           $  10.00
                                                                                               --------
Income from investment operations:
 Net investment income1                                                                            0.08
 Net realized and unrealized gain                                                                  0.52
                                                                                               --------
  Total from investment operations                                                                 0.60
                                                                                               --------
Net asset value, end of period                                                                 $  10.60
                                                                                               ========
Total Return2                                                                                      6.00%
Ratios/Supplemental Data:
 Net assets, end of period (000's)                                                             $ 79,111
 Net expenses to average daily net assets1                                                         0.69%3
 Net investment income to average daily net assets1                                                6.14%3
 Portfolio turnover rate                                                                              1%
 Average commission rate paid                                                                  $ 0.0338



1 Net of fees and expenses voluntarily waived or borne by the Manager of $0.01 per share.

2 Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.

3 Annualized.

Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                                       21



                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL EQUITY FUNDS
--------------------------
INTERNATIONAL CORE FUND

                                                                                CLASS III SHARES
                                 --------------------------------------------------------------------------------------------------
                                    SIX MONTHS
                                      ENDED                                   YEAR ENDED FEBRUARY 28/29,
                                 AUGUST 31, 1996    -------------------------------------------------------------------------------
                                   (UNAUDITED)      1996      1995       1994     1993    1992     1991     1990     1989     19881
                                   -----------      ----      ----       ----     ----    ----     ----     ----     ----     -----

Net asset value,
  beginning of period               $    24.62   $ 22.32   $ 25.56    $ 18.51   $18.80  $18.73   $18.79   $  17.22  $14.76  $ 15.00
                                    ----------   -------   -------    -------   ------  ------   ------   --------  ------  -------
Income (loss) from investment operations:
  Net investment income2                  0.43      0.36      0.27       0.29     0.29    0.29     0.55       0.49    0.45     0.18
  Net realized and unreal-
   ized gain (loss) on
   investments                           (0.34)     3.09     (1.57)      7.44    (0.04)   0.22     0.69       1.93    3.37    (0.03)
                                    ----------   -------   -------    -------   ------  ------   ------   --------  ------  -------
   Total for investment
     operations                           0.09      3.45     (1.30)      7.73     0.25    0.51     1.24       2.42    3.82     0.15
                                    ----------   -------   -------    -------   ------  ------   ------   --------  ------  -------
Less distributions to shareholders:

  From net investment
   income                                (0.07)    (0.39)    (0.35)     (0.27)   (0.20)  (0.28)   (0.54)     (0.55)   (0.45)  (0.05)
  From net realized gains                (0.46)    (0.76)    (1.59)     (0.41)   (0.34)  (0.16)   (0.76)     (0.30)   (0.91)  (0.34)
                                    ----------   -------   -------    -------   ------  ------   ------   --------  ------  -------
   Total distributions                   (0.53)    (1.15)    (1.94)     (0.68)   (0.54)  (0.44)   (1.30)     (0.85)   (1.36)  (0.39)
                                    ----------   -------   -------    -------   ------  ------   ------   --------  ------  -------
Net asset value, end of
  period                            $    24.18   $ 24.62   $ 22.32    $ 25.56   $18.51  $18.80   $18.73   $  18.79   $17.22  $14.76
                                    ==========   =======   =======    =======   ======  ======   ======   ========   ======  ======

Total Return3                             0.32%    15.72%    (5.31)%    42.10%    1.43%   2.84%    7.44%     13.99%   26.35%   1.07%
Ratios/Supplemental
  Data:
  Net assets, end of period
   (000's)                         $4,253,262 $4,538,036 $2,591,646 $2,286,431 $918,332 $414,341 $173,792 $101,376 $35,636 $11,909
  Net expenses to
   average daily net assets2              0.69%5    0.71%4    0.70%      0.71%4   0.70%   0.70%    0.78%      0.80%    0.88%  0.70%5
  Net investment income to
   average daily net assets2              3.38%5    1.93%     1.48%      1.48%    2.36%   2.36%    3.32%      3.17%    3.19%  1.27%5
  Portfolio turnover rate                   52%       14%       53%        23%      23%     35%      81%        45%      37%    129%
  Average  commission rate paid     $  0.0061(6)     n/a       n/a        n/a      n/a     n/a      n/a        n/a     n/a      n/a


1 For the period from the commencement of operations,  April 7, 1987 to February
  29, 1988.

2 Net of fees and expenses voluntarily waived or borne by the Manager of $.03, $.03, $.03, $.03, $.03, $.02, $.01, $.02, $.05 and $.08 per share for the six months ended August 31, 1996, for the fiscal years ended 1996, 1995, 1994, 1993, 1992, 1991, 1990, and 1989 and for the period ended February 29, 1988, respectively.

3 Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

4 Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.

5 Annualized.

6 The Average commission rate paid will vary depending on the markets in which trades are executed.



CURRENCY HEDGED INTERNATIONAL CORE FUND

                                                                                          CLASS III SHARES
                                                                               --------------------------------------
                                                                                                      PERIOD FROM
                                                                                                     JUNE 30, 1995
                                                                               SIX MONTHS ENDED    (COMMENCEMENT OF
                                                                                AUGUST 31, 1996     OPERATIONS) TO
                                                                                  (UNAUDITED)      FEBRUARY 29, 1996
                                                                                  -----------      -----------------
Net asset value, beginning of period                                                $  11.54           $  10.00
                                                                                    --------           --------
Income from investment operations:
  Net investment income1                                                                0.15               0.23
  Net realized and unrealized gain on investments5                                      0.12               1.44
                                                                                    --------           --------
   Total from investment operations                                                     0.27               1.67
                                                                                    --------           --------
Less distributions to shareholders from:
  Net investment income                                                                (0.04)             (0.06)
  Net realized gains                                                                   (0.24)             (0.07)
                                                                                    --------           --------
   Total distributions                                                                 (0.28)             (0.13)
                                                                                    --------           --------
Net asset value, end of period                                                      $  11.53           $  11.54
                                                                                    ========           ========
Total Return2                                                                           2.21%             16.66%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                                                 $508,171           $407,277
  Net expenses to average daily net assets1                                             0.69%3             0.69%3
  Net investment income to average daily net assets1                                    3.42%3             1.89%3
  Portfolio turnover rate                                                                 36%                 7%
  Average commission rate paid                                                     $0.0059(4)             N/A

1 Net of fees and expenses voluntarily waived or borne by the Manager of $.01 and $.05 per share for the six months ended August 31, 1996 and for the period ended February 29, 1996, respectively.

2 Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.

3 Annualized.

4 The Average commission rate paid will vary depending on the markets in which trades are executed.

5 Tne amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended August 31, 1996 due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.


Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                                       22



                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FOREIGN FUND*

                                           CLASS I           CLASS III          |        GMO POOL PERFORMANCE INFORMATION**
                                         -----------       -------------        |                   (UNAUDITED)
                                         PERIOD FROM        PERIOD FROM         |    -----------------------------------------
                                        JULY 10, 1996      JUNE 28, 1996        |
                                       (COMMENCEMENT OF   (COMMENCEMENT OF      |
                                        OPERATIONS) TO     OPERATIONS) TO       |           YEAR ENDED JUNE 30,(a)
                                       AUGUST 31, 1996    AUGUST 31, 1996       |    ------------------------------------------
                                         (UNAUDITED)        (UNAUDITED)         |    1996     1995     1994     1993     1992
                                         -----------        -----------         |    ----     ----     ----     ----     ----
Net asset value, beginning of                                                   |
  period                                   $   9.88           $  10.00          |   $ 8.90   $ 8.52   $ 6.88   $ 6.72   $ 5.94
                                           --------           --------          |   ------   ------   ------   ------   ------
Income (loss) from investment                                                   |
  operations:                                                                   |
  Net investment income                        0.021              0.031         |     0.27(b)  0.27(b)  0.15(b)  0.23(b)  0.21(b)
  Net realized and unrealized gain                                              |
   (loss) on investments                      (0.09)             (0.22)         |     1.07     0.37     1.65     0.15     0.79
                                           --------           --------          |   ------   ------   ------   ------   ------
   Total from investment operations           (0.07)             (0.19)         |     1.34     0.64     1.80     0.38     1.00
                                           --------           --------          |   ------   ------   ------   ------   ------
Less distributions to shareholders:                                             |
  From net investment income                      0                  0          |    (0.24)   (0.26)   (0.16)   (0.22)   (0.22)
                                           --------           --------          |   ------   ------   ------   ------   ------
Net asset value, end of period             $   9.81           $   9.81          |   $10.00   $ 8.90   $ 8.52   $ 6.88   $ 6.72
                                           ========           ========          |   ======   ======   ======   ======   ======
Total Return                                  (0.71)%2        (1.90)%2          | 14.25%(c) 6.82%(c)  25.43%(c) 5.10%(c) 16.22%(c)
Ratios/Supplemental Data:                                                       |
  Net assets, end of period (000's)        $  3,476           $566,259          |      N/A      N/A      N/A      N/A      N/A
  Net expenses to average daily net                                             |
   assets                                      0.88%1,3           0.75%1,3      |      N/A      N/A      N/A      N/A      N/A
  Net investment income to average                                              |
   daily net assets                            1.22%1,3           1.81%1,3      |      N/A      N/A      N/A      N/A      N/A
  Portfolio turnover rate                         2%                 2%         |      N/A      N/A      N/A      N/A      N/A
Average commission rate paid                $0.0165(4)         $0.0165(4)       |      N/A      N/A      N/A      N/A      N/A


1 Net of fees and expenses voluntarily waived or borne by the Manager of less of than $0.01 per share.

2 The total return would have been lower had certain expenses not been waived during the period shown.

3 Annualized.

4 The average broker commission rate will vary depending on the markets in which trades are executed.

(a) The fiscal year end of the GMO Pool was June 30.
(b) Expenses for the GMO Pool were paid directly by its unitholders.
(c) Net of annual total GMO Pool expenses of 0.83% paid directly by unitholders.

 * The GMO Foreign Fund (the "Foreign  Fund")  commenced  operations on June 28,
   1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of The Common Fund for Nonprofit
   Organizations (the "GMO Pool") as the Foreign Fund. For more information, see
   "Certain Financial Information Relating to the GMO Foreign Fund."

** All information relating to the time periods prior to June 28, 1996 relates to the GMO Pool. Total return figures are based on historical earnings but past performance data is not necessarily indicative of future performance of the Foreign Fund. The per unit information for the GMO Pool has been restated to conform to the Foreign Fund's initial net asset value of $10.00 per share on such date. The GMO Pool was not a registered investment company as it was exempt from registration under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the GMO Pool had been registered under the 1940 Act, its performance may have been adversely affected. The GMO Pool's performance information is also presented as the performance of the Foreign Fund for periods prior to June 28, 1996 by including the total return of the GMO Pool; such information does not constitute the financial highlights of the Foreign Fund. For more information relating to the GMO Pool and the reorganization of the Foreign Fund, see
   "Certain Financial Information Relating to the GMO Foreign Fund."

The above information is unaudited. The information relating to the period ending August 31, 1996 should be read in conjunction with the other unaudited financial statements and related notes which are included in the Foreign Fund's Semi-Annual Report, and which are incorporated by reference in the Trust's Statement of Additional Information. The GMO Pool had only one class of outstanding units. Expenses charged to GMO Pool unitholders were fixed at a level below that of the Foreign Fund's Class I Shares and above that of its Class III Shares. No Class II Shares of the Foreign Fund were outstanding during the period ended August 31, 1996.



                                       23

                       GMO POOL PERFORMANCE INFORMATION**
                                (UNAUDITED)
----------------------------------------------------------------------------
                             YEAR ENDED JUNE 30,(a)
----------------------------------------------------------------------------
  1991         1990         1989         1988         1987         1986
  ----         ----         ----         ----         ----         ----

   $  7.04       $ 5.71       $ 5.05       $ 5.10       $ 3.83       $ 2.12
   -------       ------       ------       ------       ------       ------


      0.29(b)      0.29(b)      0.23(b)      0.18(b)      0.14(b)      0.12(b)

     (1.09)        1.32         0.66        (0.04)        1.27         1.71
   -------       ------       ------       ------       ------       ------
     (0.80)        1.61         0.89         0.14         1.41         1.83
   -------       ------       ------       ------       ------       ------

     (0.30)       (0.28)       (0.23)       (0.19)       (0.14)       (0.12)
   -------       ------       ------       ------       ------       ------
   $  5.94       $ 7.04       $ 5.71       $ 5.05       $ 5.10       $ 3.83
   =======       ======       ======       ======       ======       ======
    (11.99)%(c)   27.53%(c)    17.04%(c)     1.96%(c)    36.38%(c)    86.92%(c)

     N/A          N/A          N/A          N/A          N/A          N/A

     N/A          N/A          N/A          N/A          N/A          N/A

     N/A          N/A          N/A          N/A          N/A          N/A
     N/A          N/A          N/A          N/A          N/A          N/A
     N/A          N/A          N/A          N/A          N/A          N/A




                                       24





                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL SMALL COMPANIES FUND

                                                                                CLASS III SHARES
                                                    -----------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                    YEAR ENDED FEBRUARY 28/29,
                                                    AUGUST 31, 1996 -------------------------------------------------
                                                      (UNAUDITED)    1996        1995       1994      1993      19921
                                                      -----------    ----        ----       ----      ----      -----
Net asset value, beginning of period                  $  12.95     $  11.95   $  14.45   $   8.91   $  9.62   $ 10.00
                                                      --------     --------   --------   --------   -------   -------
Income (loss) from investment operations:
  Net investment income2                                  0.17         0.18       0.18       0.15      0.35      0.06
  Net realized and unrealized gain (loss) on
   investments                                            0.10         1.16      (1.52)      5.59     (0.68)    (0.43)
                                                      --------     --------   --------   --------   -------   -------
   Total from investment operations                       0.27         1.34      (1.34)      5.74     (0.33)    (0.37)
                                                      --------     --------   --------   --------   -------   -------
Less distributions to shareholders:
  From net investment income                             (0.04)       (0.17)     (0.20)     (0.12)    (0.38)    (0.01)
  In excess of net investment income                     --           (0.02)     --         --        --        --
  From net realized gains                                (0.20)       (0.15)     (0.96)     (0.08)    --        --
                                                      --------     --------   --------   --------   -------   -------
   Total distributions                                   (0.24)       (0.34)     (1.16)     (0.20)    (0.38)    (0.01)
                                                      --------     --------   --------   --------   -------   -------
Net asset value, end of period                        $  12.98     $  12.95   $  11.95   $  14.45   $  8.91   $  9.62
                                                      ========     ========   ========   ========   =======   =======
Total Return3                                             1.96%       11.43%     (9.66)%    64.67%    (3.30)%   (3.73)%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                   $226,426     $218,964   $186,185   $132,645   $35,802   $24,467
  Net expenses to average daily net assets2               0.75%5       0.76%4     0.76%4     0.75%     0.75%     0.85%5
  Net investment income to average daily net
   assets2                                                2.50%5       1.84%      1.45%      1.50%     4.02%     1.91%5
  Portfolio turnover rate                                    6%          13%        58%        38%       20%        1%
  Average commission rate paid                        $ 0.0005(6)       N/A        N/A        N/A       N/A      N/A


1 For the period from the commencement of operations, October 15, 1991 to February 29, 1992.

2 Net of fees and expenses voluntarily waived or borne by the Manager of $.05, $.07, $.08, $.09, $.09 and $.05 per share for the six months ended August 31, 1996, for the fiscal years ended 1996, 1995, 1994, and 1993 and for the period ended February 29, 1992, respectively.

3 Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

4 Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.

5 Annualized.

6 The average broker commission rate will vary depending on the markets in which trades are executed.





JAPAN FUND

                                                                 CLASS III SHARES
                                  -------------------------------------------------------------------------------
                                    SIX MONTHS
                                      ENDED                          YEAR ENDED FEBRUARY 28/29,
                                 AUGUST 31, 1996     ------------------------------------------------------------
                                   (UNAUDITED)       1996       1995      1994        1993       1992      19911
                                   -----------       ----       ----      ----        ----       ----      -----
Net asset value, beginning of
  period                             $   8.52      $   9.12   $ 11.13   $   7.37    $   7.73   $    9.48  $ 10.00
                                     --------      --------   -------   --------    --------   ---------  -------
Income (loss) from investment
  operations:
  Net investment income
   (loss)2                              --  3         (0.01)3    -- 3         --        0.01      --        (0.01)
  Net realized and unrealized
   gain (loss) on investments           (0.31)         0.79     (1.08)      3.94       (0.36)     (1.74)    (0.39)
                                     --------      --------   -------   --------    --------   ---------  -------
   Total fromm investment
     operations                         (0.31)         0.78     (1.08)      3.94       (0.35)     (1.74)    (0.40)
                                     --------      --------   -------   --------    --------   ---------  -------

Less distributions to
  shareholders:
  From net investment income            --            --        --         --          (0.01)     --        --
  In excess of net investment
   income                               --            --        --         (0.01)      --         --        --
  From net realized gains               --            (1.38)    (0.93)     (0.17)      --         --        --
  From paid-in capital4                 --            --        --         --          --         (0.01)    (0.12)
                                     --------      --------   -------   --------    --------   ---------  -------
   Total distributions                  --            (1.38)    (0.93)     (0.18)      (0.01)     (0.01)    (0.12)
                                     --------      --------   -------   --------    --------   ---------  -------
Net asset value, end of
  period                             $   8.21      $   8.52   $  9.12   $  11.13    $   7.37   $   7.73   $  9.48
                                     ========      ========   =======   ========    ========   ========   =======
Total Return5                           (3.75)%        8.29%   (10.62)%    53.95%      (4.49)%   (18.42)%   (3.79)%
Ratios/Supplemental Data:
  Net assets, end of period
   (000's)                           $263,438      $126,107   $60,123   $450,351    $306,423   $129,560   $60,509
  Net expenses to average
   daily net assets2                     0.70%6        0.92%     0.83%      0.87%       0.88%      0.93%     0.95%6
  Net investment income to
   average daily net assets2            (0.02)%6      (0.13)%   (0.02)%    (0.01)%      0.12%     (0.11)%   (0.32)%6
  Portfolio turnover rate                   2%           23%       60%         8%         17%        25%       11%
  Average commission rate paid       $ 0.0061           N/A       N/A        N/A         N/A        N/A      N/A


1 For the period from the  commencement of operations,  June 8, 1990 to February
  28, 1991.

2 Net of fees and expenses voluntarily waived or borne by the Manager of $.01 per share for the six months ended August 31, 1996, $.01 per share for the fiscal year ended 1996, less than $.01 per share for the fiscal year ended
  1995, and $.01 per share for the fiscal years ended 1994, 1993, 1992 and 1991.

3 Based on average month-end shares outstanding.

4 Return of capital for book purposes only. A distribution was required for tax purposes to avoid the payment of federal excise tax.

5 Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

6 Annualized.

Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS

             (For a Share outstanding throughout each period)

EMERGING MARKETS FUND

                                                                               CLASS III SHARES
                                                       -----------------------------------------------------------------
                                                                                                         PERIOD FROM
                                                         SIX MONTHS                                    DECEMBER 9, 1993
                                                            ENDED         YEAR ENDED FEBRUARY 28/29,   (COMMENCEMENT OF
                                                       AUGUST 31, 1996   ---------------------------    OPERATIONS) TO
                                                         (UNAUDITED)         1996          1995       FEBRUARY 28, 1994
                                                         -----------         ----          ----       -----------------
Net asset value, beginning of period                     $    10.54        $   9.52      $  12.13          $  10.00
                                                         ----------        --------      --------          --------
Income (loss) from investment operations:
  Net investment income1                                       0.09            0.10          0.05              0.02
  Net realized and unrealized gain (loss) on
   investments                                                 0.38            1.06         (2.37)             2.11
                                                         ----------        --------      --------          --------
   Total from investment operations                            0.47            1.16         (2.32)             2.13
                                                         ----------        --------      --------          --------
Less distributions to shareholders:
  From net investment income                                  (0.08)          (0.01)        (0.07)            (0.00)2
  From net realized gains                                    --               (0.13)        (0.22)            --
                                                         ----------        --------      --------          --------
   Total distributions                                        (0.08)          (0.14)        (0.29)            (0.00)
                                                         ----------        --------      --------          --------
Net asset value, end of period                           $    10.93        $  10.54      $   9.52          $  12.13
                                                         ==========        ========      ========          ========
Total Return3                                                  4.42%          12.24%       (19.51%)           21.35%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                      $1,220,397        $907,180      $384,259          $114,409
  Net expenses to average daily net assets1                    1.18%4          1.35%         1.58%             1.64%4
  Net investment income to average daily net assets1           2.13%4          1.31%         0.85%             0.87%4
  Portfolio turnover rate                                        18%             35%           50%                2%
  Average commission rate paid                           $  0.00035             N/A           N/A              N/A



1 Net of fees and expenses voluntarily waived or borne by the Manager of $.01 per share for the six months ended August 31, 1996 and of less than $.01 per share for the fiscal year ended 1996 and the period ended 1994.

2 The per share income distribution was $0.004.

3 Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

4 Annualized.

5 The Average commission rate paid will vary depending on the markets in which trades are executed.


FIXED INCOME FUNDS
------------------
SHORT-TERM INCOME FUND

                                                                   CLASS III SHARES
                                       ---------------------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED                        YEAR ENDED FEBRUARY 28/29,
                                       AUGUST 31, 1996  ----------------------------------------------------------
                                         (UNAUDITED)      1996      1995     1994     1993      19923   19911,2,3
                                         -----------      ----      ----     ----     ----      -----   ---------
Net asset value, beginning of
  period                                   $  9.77       $  9.56   $ 9.79   $10.05   $ 10.11   $10.00    $ 10.00
                                           -------       -------   ------   ------   -------   ------    -------
Income (loss) from investment operations:
  Net investment income4                      0.22          0.57     0.63     0.44      0.46     0.56       0.67
  Net realized and unrealized gain
   (loss) on investments                     (0.02)         0.20    (0.28)   (0.09)     0.30     0.11      --
                                           -------       -------   ------   ------   -------   ------    -------
   Total from investment operations           0.20          0.77     0.35     0.35      0.76     0.67       0.67
                                           -------       -------   ------   ------   -------   ------    -------
Less distributions to shareholders:
  From net investment income                 (0.25)        (0.56)   (0.58)   (0.46)    (0.38)   (0.56)     (0.67)
  From net realized gains                    --            --        --      (0.15)    (0.44)    --        --
                                           -------       -------   ------   ------   -------   ------    -------
   Total distributions                       (0.25)        (0.56)   (0.58)   (0.61)    (0.82)   (0.56)     (0.67)
                                           -------       -------   ------   ------   -------   ------    -------
Net asset value, end of period             $  9.72       $  9.77   $ 9.56   $ 9.79   $ 10.05   $10.11    $ 10.00
                                           =======       =======   ======   ======   =======   ======    =======
Total Return5                                 2.11%         8.32%    3.78%    3.54%     8.25%   11.88%      3.83%
Ratios/Supplemental Data:
  Net assets, end of period (000's)        $25,385       $11,066   $8,193   $8,095   $10,499   $9,257    $40,850
  Net expenses to average daily net
   assets4                                    0.20%6        0.25%    0.25%    0.25%     0.25%    0.25%      0.25%6
  Net investment income to average
   daily net assets4                          5.81%6        6.49%    5.02%    4.35%     4.94%    5.83%      7.88%6
  Portfolio turnover rate                      206%          139%     335%     243%      649%     135%     --


1 For the period from the commencement of operations, April 17, 1990 to February
  28, 1991.

2 The per share amounts have been restated to reflect a one for ten reverse stock split effective December 1, 1991.

3 The Fund operated as a money market fund from April 17, 1990 until June 30, 1991. Subsequently, the Fund became a short-term income fund.

4 Net of fees and expenses voluntarily waived or borne by the manager of $.01, $.03, $.02, $.02, $.03, $.03 and $.09 per share for the six months ended
  August 31, 1996, for the fiscal years ended 1996,  1995,  1994, 1993, and 1992 and for the period ended February 28, 1991, respectively.

5 The total returns would have been lower had certain expenses not been waived during the periods shown.

6 Annualized.

Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

GLOBAL HEDGED EQUITY FUND

                                                                                   CLASS III SHARES
                                                              ----------------------------------------------------------
                                                                                                         PERIOD FROM
                                                                                                         JULY 29, 1994
                                                               SIX MONTHS ENDED                        (COMMENCEMENT OF
                                                                AUGUST 31, 1996       YEAR ENDED        OPERATIONS) TO
                                                                  (UNAUDITED)     FEBRUARY 29, 1996   FEBRUARY 28, 1995
                                                                  -----------     -----------------   -----------------
Net asset value, beginning of period                               $  10.64            $  10.12            $  10.00
                                                                   --------            --------            --------
Income from investment operations:
  Net investment income1                                               0.14                0.21                0.11
  Net realized and unrealized gain on investments                     (0.12)               0.55                0.08
                                                                   --------            --------            --------
   Total from investment operations                                    0.02                0.76                0.19
                                                                   --------            --------            --------
Less distributions to shareholders:
  From net investment income                                          (0.01)              (0.24)              (0.07)
                                                                   --------            --------            --------
Net asset value, end of period                                     $  10.65            $  10.64            $  10.12
                                                                   ========            ========            ========
Total Return2                                                          0.22%               7.54%               1.92%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                                $317,129            $382,934            $214,638
  Net expenses to average daily net assets1                            0.83%3              0.78%               0.92%3
  Net investment income to average daily net assets1                   2.37%3              2.44%               2.85%3
  Portfolio turnover rate                                               150%                214%                194%
  Average commission rate paid                                     $0.00724                 N/A                N/A

1 Net of fees and expenses  voluntarily  waived or borne by the Manager of $.01,
  $.005 and $.006 per share for the six months ended  August 31,  1996,  for the
  fiscal  year  ended  1996  and  for  the  period  ended   February  28,  1995,
  respectively.

2 Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

3 Annualized.

4 The average broker commission rate will vary depending on the markets in which trades are executed.

DOMESTIC BOND FUND

                                                                                   CLASS III SHARES
                                                             -----------------------------------------------------------
                                                                                                         PERIOD FROM
                                                                                                       AUGUST 18, 1994
                                                               SIX MONTHS ENDED                        (COMMENCEMENT OF
                                                                AUGUST 31, 1996       YEAR ENDED        OPERATIONS) TO
                                                                  (UNAUDITED)     FEBRUARY 29, 1996   FEBRUARY 28, 1995
                                                                  -----------     -----------------   -----------------
Net asset value, beginning of period                               $  10.40            $  10.13            $  10.00
                                                                   --------            --------            --------
Income from investment operations:
  Net investment income1                                               0.28                0.66                0.24
  Net realized and unrealized gain on investments                     (0.33)               0.58                0.07
                                                                   --------            --------            --------
   Total from investment operations                                   (0.05)               1.24                0.31
                                                                   --------            --------            --------
Less distributions to shareholders:
  From net investment income                                          (0.31)              (0.60)              (0.18)
  From net realized gains                                             (0.06)              (0.37)              --
                                                                   --------            --------            --------
   Total distributions                                                (0.37)              (0.97)              (0.18)
                                                                   --------            --------            --------
Net asset value, end of period                                     $   9.98            $  10.40            $  10.13
                                                                   ========            ========            ========
Total Return2                                                         (0.46)%             12.50%               3.16%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                                $451,131            $310,949            $209,377
  Net expenses to average daily net assets1                            0.25%3              0.25%               0.25%3
  Net investment income to average daily net assets1                   6.10%3              6.52%               6.96%3
  Portfolio turnover rate                                                19%                 70%                 65%


1 Net of fees and expenses voluntarily waived or borne by the Manager of $.01 per share for each period presented.

2 The total returns would have been lower had certain expenses not been waived during the periods shown.

3 Annualized.

Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

INTERNATIONAL BOND FUND

                                                                             CLASS III SHARES
                                                    -------------------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 22, 1993
                                                    SIX MONTHS ENDED    YEAR ENDED FEBRUARY 28/29,   (COMMENCEMENT OF
                                                     AUGUST 31, 1996    --------------------------    OPERATIONS) TO
                                                       (UNAUDITED)         1996           1995       FEBRUARY 28, 1994
                                                       -----------         ----           ----       -----------------
Net asset value, beginning of period                    $  10.92         $   9.64       $   9.96          $ 10.00
                                                        --------         --------       --------          -------
Income (loss) from investment operations:
  Net investment income1                                    0.41             0.62           0.98             0.08
  Net realized and unrealized gain (loss) on
   investments                                              0.58             1.55          (0.21)           (0.12)
                                                        --------         --------       --------          -------
   Total from investment operations                         0.99             2.17           0.77            (0.04)
                                                        --------         --------       --------          -------
Less distributions to shareholders:
  From net investment income                               (0.22)           (0.59)         (0.75)           --
  From net realized gains                                  (0.14)           (0.30)         (0.34)           --
                                                        --------         --------       --------          -------
   Total distributions                                     (0.36)           (0.89)         (1.09)           --
                                                        --------         --------       --------          -------
Net asset value, end of period                          $  11.55         $  10.92       $   9.64          $  9.96
                                                        ========         ========       ========          =======
Total Return2                                               9.22%           22.72%          8.23%           (0.40)%
  Ratios/Supplemental Data:
  Net assets, end of period (000's)                     $202,805         $193,920       $151,189          $39,450
  Net expenses to average daily net assets1                 0.40%3           0.40%          0.40%            0.40%3
  Net investment income to average daily net
   assets1                                                  7.15%3           8.17%          7.51%            5.34%3
  Portfolio turnover rate                                     47%              99%           141%              14%

1 Net of fees and expenses voluntarily waived or borne by the Manager of $.01, $.01, $.02 and $.01 per share for the six months ended August 31, 1996, for the fiscal years ended 1996 and 1995 and for the period ended February 28, 1994, respectively.

2 Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

3 Annualized.



CURRENCY HEDGED INTERNATIONAL BOND FUND

                                                                                    CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                      SEPTEMBER 30, 1994
                                                               SIX MONTHS ENDED                        (COMMENCEMENT OF
                                                                AUGUST 31, 1996       YEAR ENDED        OPERATIONS) TO
                                                                  (UNAUDITED)     FEBRUARY 29, 1996    FEBRUARY 28, 1995
                                                                  -----------     -----------------    -----------------
Net asset value, beginning of period                               $  10.92            $   9.99            $  10.00
                                                                   --------            --------            --------
Income (loss) from investment operations:
  Net investment income1                                               0.32                1.05                0.24
  Net realized and unrealized gain (loss) on investments               0.80                1.62               (0.09)
                                                                   --------            --------            --------
   Total from investment operations                                    1.12                2.67                0.15
                                                                   --------            --------            --------
Less distributions to shareholders:
  From net investment income                                          (0.01)              (1.04)              (0.16)
  From net realized gains                                             (0.03)              (0.42)              --
  In excess of net realized gains                                     --                  (0.28)              --
                                                                   --------            --------            --------
   Total distributions                                                (0.04)              (1.74)              (0.16)
                                                                   --------            --------            --------
Net asset value, end of period                                     $  12.00            $  10.92            $   9.99
                                                                   ========            ========            ========
Total Return2                                                         10.32%              27.36%               1.49%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                                $349,131            $236,162            $238,664
  Net expenses to average daily net assets1                            0.40%3              0.40%               0.40%3
  Net investment income to average daily net assets1                   7.35%3              8.54%               8.46%3
  Portfolio turnover rate                                                38%                 85%                 64%

1 Net of fees and expenses  voluntarily  waived or borne by the Manager of $.01,
  $.03 and $.01 per share for the six  months  ended  August 31,  1996,  for the
  fiscal  year  ended  1996  and  for  the  period  ended   February  28,  1995,
  respectively.

2 Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

3 Annualized.

Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

GLOBAL BOND FUND

                                                                                       CLASS III SHARES
                                                                             -------------------------------------
                                   PERIOD FROM
                                DECEMBER 28, 1995
                        SIX MONTHS ENDED (COMMENCEMENT OF
                         AUGUST 31, 1996 OPERATIONS) TO
                                                                               (UNAUDITED)      FEBRUARY 29, 1996
                                                                               -----------      -----------------
Net asset value, beginning of period                                             $  9.89             $ 10.00
                                                                                 -------             -------
Income (loss) from investment operations:
  Net investment income1                                                            0.29                0.05
  Net realized and unrealized gain (loss) on investments                            0.33               (0.16)
                                                                                 -------             -------
   Total from investment operations                                                 0.62               (0.11)
                                                                                 -------             -------
Less distributions to shareholders:
  From net investment income                                                       (0.03)              --
                                                                                 -------             -------
   Total distribution                                                              (0.03)              --
                                                                                 -------             -------
Net asset value, end of period                                                   $ 10.48             $   9.89
                                                                                 =======             ========
Total Return2                                                                       6.22%              (1.10)%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                                              $63,321             $31,072
  Net expenses to average daily net assets1                                         0.34%3              0.34%3
  Net investment income to average daily net assets1                                6.44%3              6.16%3
  Portfolio turnover rate                                                             22%                  0%

1 Net of fees and expenses voluntarily waived or borne by the Manager of $.01 per share for each period presented.

2 Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.

3 Annualized.


EMERGING COUNTRY DEBT FUND

                                                                                         CLASS III SHARES
                                                                    ---------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                             APRIL 19, 1994
                                                                     SIX MONTHS ENDED                        (COMMENCMENT OF
                                                                     AUGUST 31, 1996       YEAR ENDED        OPERATIONS) TO
                                                                       (UNAUDITED)      FEBRUARY 29, 1996   FEBRUARY 28, 1995
                                                                       -----------      -----------------   -----------------
Net asset value, beginning of period                                     $  11.76           $   8.39            $  10.00
                                                                         --------           --------            --------
Income (loss) from investment operations:
  Net investment income1                                                     0.71               1.35                0.48
  Net realized and unrealized gain (loss) on investments                     2.65               3.84               (1.59)
                                                                         --------           --------            --------
   Total from investment operations                                          3.36               5.19               (1.11)
                                                                         --------           --------            --------
Less distributions to shareholders:
  From net investment income                                                (0.26)             (1.17)              (0.40)
  From net realized gains                                                   (0.50)             (0.65)              --
  In excess of net realized gains                                           --                 --                  (0.10)
                                                                         --------           --------            --------
   Total distributions                                                      (0.76)             (1.82)              (0.50)
                                                                         --------           --------            --------
Net asset value, end of period                                           $  14.36           $  11.76            $   8.39
                                                                         ========           ========            ========
Total Return2                                                               29.01%             63.78%             (11.65%)
Ratios/Supplemental Data:
  Net assets, end of period (000's)                                      $646,827           $615,485            $243,451
  Net expenses to average daily net assets1                                  0.58%3             0.50%               0.50%3
  Net investment income to average daily net assets1                         9.51%3            12.97%              10.57%3
  Portfolio turnover rate                                                      69%               158%                104%

1 Net of fees and expenses  voluntarily  waived or borne by the Manager of $.01,
  $.02 and $.01 per share for the six  months  ended  August 31,  1996,  for the
  fiscal  year  ended  1996  and  for  the  period  ended   February  28,  1995,
  respectively.

2 Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

3 Annualized.

Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

ASSET ALLOCATION FUNDS
----------------------
WORLD EQUITY ALLOCATION FUND

                                                                                    CLASS I            CLASS II
                                                                               ---------------    -----------------
                                                                                  PERIOD FROM        PERIOD FROM
                                                                                 JUNE 28, 1996      JUNE 28, 1996
                                                                               (COMMENCEMENT OF    (COMMENCEMENT OF
                                                                                OPERATIONS) TO      OPERATIONS) TO
                                                                                AUGUST 31, 1996    AUGUST 31, 1996
                                                                                  (UNAUDITED)        (UNAUDITED)
                                                                                  -----------        -----------
Net asset value, beginning of period                                                 $10.00             $10.00
                                                                                     ------             ------
Income from investment operations:
  Net investment income1                                                               0.03               0.04
  Net realized and unrealized loss                                                    (0.34)             (0.35)
                                                                                     ------             ------
   Total from investment operations                                                   (0.31)             (0.31)
                                                                                     ------             ------
Net asset value, end of period                                                       $ 9.69             $ 9.69
                                                                                     ======             ======
Total Return2                                                                         (3.10)%            (3.10)%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                                                  $5,639             $3,994
  Net expenses to average daily net assets1                                            0.18%3             0.12%3
  Net investment income to average daily net assets1                                   2.00%3             2.06%3
  Portfolio turnover rate                                                                 0%                 0%



1 Net of fees and expenses voluntarily waived or borne by the Manager of $0.01 per share.

2 The total return would have been lower had certain expenses not been waived during the period shown.

3 Annualized.



GLOBAL BALANCED ALLOCATION FUND

                                     CLASS I
                                                                                              -----------------
                                   PERIOD FROM
                                  JULY 29, 1996
                                (COMMENCEMENT OF
                                 OPERATIONS) TO
                                 AUGUST 31, 1996
                                   (UNAUDITED)
                                                                                               ---------------
Net asset value,  beginning of period                                                               $10.00
                                                                                                    ------
Income from investment operations:
  Net investment loss1                                                                                --
  Net realized and unrealized gain                                                                    0.24
                                                                                                    ------
   Total from investment operations                                                                   0.24
                                                                                                    ------
Net asset value, end of period                                                                      $10.24
                                                                                                    ======
Total Return2                                                                                         2.40%
Ratios/Supplemental Data:
  Net assets, end of period (000's)                                                                 $3,073
  Net expenses to average daily net assets1                                                           0.18%3
  Net investment income to average daily net assets1                                                 (0.18)%3
  Portfolio turnover rate                                                                                0%




1 Net of fees and expenses voluntarily waived or borne by the Manager of $0.01 per share.

2 The total return would have been lower had certain expenses not been waived during the period shown.

3 Annualized.

Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports and unaudited financial statements and related notes which are included in the Trust's Semi-Annual Reports, each of which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class of shares thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.







Investors in Class I or Class II Shares should be aware that the above financial highlight tables reflect performance based on Class III expense ratios. In the future, investors in Class I and Class II Shares will experience slightly lower total returns than investors in Class III Shares of the same Fund as a result of higher overall expense ratios for Class I and Class II Shares.


The Manager's discussion of the performance of each Fund in fiscal 1996, as well as a comparison of each Fund's performance over the life of the Fund with that of a benchmark securities index elected by the Manager, is included in each Fund's Annual Report and Semi-Annual Report for the fiscal year ended February 29, 1996 and the six months ended August 31, 1996, respectively. Copies of the Annual and Semi-Annual Reports are available upon request without charge.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

         The investment objective of each of the Core Fund, the Value Fund, the Growth Fund, the Short-Term Income Fund, the International Core Fund, and the Japan Fund is fundamental and may not be changed without shareholder approval. The investment objective of each other Fund may be changed without shareholder approval. Unless specifically noted herein, the investment policies of the Funds may be changed without shareholder approval. There can be no assurance that the investment objective of any Fund will be achieved.


         As noted in the following Fund descriptions, many of the Funds seek total returns greater than, or select securities that are represented in, certain indexes or benchmarks. These benchmarks or indexes may be commercially developed and published, modifications of commercially available indexes maintained by the Manager, or composite benchmarks maintained by the Manager that blend commercially available indexes. A description of the various benchmarks and indexes is set forth on page 5.


DOMESTIC EQUITY FUNDS
---------------------

CORE FUND
---------

         The Core Fund seeks a total return greater than that of the S&P 500 through investment in common stocks. The Core Fund expects that substantially all of its assets will be invested in or exposed to the equity securities of at least 125 companies chosen from among the Wilshire 5000 Index (the "WILSHIRE 5000") and that it will be invested primarily in the approximately 1,200 companies with the largest equity capitalization (i.e., number of shares outstanding multiplied by the market price per share) at the time of investment which are also listed on a United States national securities exchange (the "LARGE CAP 1200"). The Core Fund may, from time to time, invest in fewer issuers if, in the opinion of the Manager, there are not at least 125 attractive investment opportunities from among such companies.

         The Manager will select which issuers to invest in based on its assessment of whether the common stock of the issuer is likely to perform better than the S&P 500. Since the Core Fund's portfolio investments will not be chosen and proportionately weighted to approximate the total return of the S&P 500, the total return of the Core Fund may be more or less than the total return of the S&P 500. An investment in the Fund involves risks similar to investing in common stocks directly.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in real estate investment trusts ("REITs"), which are described under the description of the GMO REIT Fund in this Prospectus. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


TOBACCO-FREE CORE FUND
----------------------

         The Tobacco-Free Core Fund seeks a total return greater than that of the S&P 500 through investment in common stocks. Substantially all of the Fund's assets will be invested in or exposed to equity securities chosen from among the Wilshire 5000 and selected primarily from Large Cap 1200 issuers which are not Tobacco Producing Issuers (as defined below). The Tobacco-Free Core Fund expects that substantially all of its assets will be invested in the securities of at least 125 companies. The Tobacco-Free Core Fund may, from time to time, invest in fewer issuers if, in the opinion of the Manager, there are not at least 125 attractive investment opportunities from among such companies.

         The Manager will select which issuers to invest in based on its assessment of whether the common stock of the issuer is likely to perform better than the S&P 500. Since the Tobacco-Free Core Fund's portfolio investments will not be chosen and proportionately weighted to approximate the total return of the S&P 500, the total return of the Tobacco-Free Core Fund may be more or less than the total return of the S&P 500. An investment in the Fund involves risks similar to investing in common stocks directly.

         The Manager has instituted procedures to avoid investment by the Tobacco-Free Core Fund in the securities of issuers which, at the time of purchase, derive more than 10% of their gross revenues from the production of tobacco-related products ("TOBACCO PRODUCING ISSUERS"). For this purpose the Manager will subscribe to and generally rely on information services provided by third parties, although the Manager may cause the Tobacco-Free Core Fund to purchase securities of issuers which are identified by those third parties as Tobacco Producing Issuers if, at the time of purchase, the Manager has received information from the issuer to the effect that it is no longer a Tobacco Producing Issuer.

         The Tobacco-Free Core Fund is required to have a fundamental policy, which cannot be changed without shareholder approval, that under normal market conditions at least 65% of its assets will be invested in the securities of issuers other than Tobacco Producing Issuers. This policy is not expected to affect the Manager's overall goal of not investing in Tobacco Producing Issuers.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


VALUE FUND
----------

         The Value Fund (formerly, the Value Allocation Fund) seeks a total return greater than that of the S&P 500 through investment in a broadly diversified and liquid portfolio of common stocks. Substantially all of the Fund's investments will be chosen from among the Wilshire 5000 and primarily from among the Large Cap 1200. The Fund expects that any income it derives will be from dividends on common stock. The Manager will select which issuers to invest in based on its assessment of whether the common stock of the issuer is likely to perform better than the S&P 500. Strong consideration is given to common stocks whose current prices do not adequately reflect, in the opinion of the Manager, the ongoing business value of the underlying company.

         The Fund's investments are made in securities of companies which, in the opinion of the Manager, are of average or above average investment quality. Investment quality is evaluated using fundamental analysis emphasizing each issuer's historic financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. Since the Fund's portfolio investments will not be chosen and proportionately weighted to approximate the total return of the S&P 500, at times the total return of the Value Fund may be more or less than the total return of the S&P 500.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least

65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


GROWTH FUND
-----------

         The Growth Fund (formerly the Growth Allocation Fund) seeks long-term growth of capital. Current income is only an incidental consideration. The Growth Fund attempts to achieve its objective by investing in companies whose earnings per share are expected by the Manager to grow at a rate faster than the average of the Large Cap 1200. The Fund is designed for investors who wish to allocate a portion of their assets to investment in growth-oriented stocks.

         The Fund expects that substantially all of the Fund's investments will be chosen from among the Wilshire 5000, and at least 65% of its assets will be invested in the common stocks (and securities convertible into common stocks) of issuers chosen from the Large Cap 1200. Such companies may include foreign issuers, although the Fund does not intend to invest in securities which are principally traded outside of the United States. The balance of the common stocks (and securities convertible into common stocks) held by the Fund may be less liquid investments since the companies in question will have smaller equity capitalization and/or the securities may not be listed on a national securities exchange.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in the high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


U.S. SECTOR FUND
----------------

         The U.S. Sector Fund (formerly the U.S. Sector Allocation Fund) seeks a total return greater than that of the S&P 500 through investment in common stocks. Substantially all of the Fund's investments will be chosen from among the Wilshire 5000 and primarily from among the 1,800 companies with the largest equity capitalization whose securities are listed on United States national securities exchanges.

         The Fund will allocate its assets, as directed by the Manager, among major U.S. sectors (including value, growth, small/large capitalization and defensive stocks, stocks in individual industries, etc.) and will overweight those sectors which the Manager believes may outperform the S&P 500 generally. The Fund may place varying degrees of emphasis on different types of companies depending on the Manager's assessment of economic and market conditions, including companies with superior growth prospects and/or companies whose common stock does not, in the opinion of the Manager, adequately reflect the companies' ongoing business value. The Fund may invest in companies with smaller equity capitalization than the companies whose securities are purchased by the Value Fund and the Growth Fund. The securities of small capitalization companies may be less liquid and their market prices more volatile than those issued by companies with larger equity capitalizations. Since the Fund's portfolio investments will not be chosen and proportionately weighted to approximate the S&P 500, the total return of the U.S. Sector Fund may be more or less than the total return of the S&P 500.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


SMALL CAP VALUE FUND
--------------------

         The investment objective of the Small Cap Value Fund (formerly the GMO Core II Secondaries Fund) is long-term growth of capital. Current income is only an incidental consideration. The Small Cap Value Fund attempts to achieve its objective by selecting its investments primarily from domestic second tier companies. For these purposes "second tier companies" are those companies whose equity capitalization at the time of investment by the Small Cap Value Fund ranks in the lower two-thirds of the 1800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange. Among these companies, the Manager will primarily select issuers which, in the opinion of the Manager, represent favorable values relative to their market prices.


         The Small Cap Value Fund invests primarily in common stocks, although the Fund may on rare occasions hold securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants. Because of the Fund's name, under normal market conditions, at least 65% of the Fund's total assets will be invested in the securities of issuers with market capitalizations believed to be equal to or less than $1.5 billion on the date of this Prospectus. The Fund may also hold the common stocks (and securities convertible into common stocks) of companies with smaller equity capitalizations. Such investments may be less liquid, as the securities may not be listed on a national securities exchange and their market prices may be more volatile than those issued by companies with larger equity capitalizations.


         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


SMALL CAP GROWTH FUND
---------------------

         The investment objective of the Small Cap Growth Fund is long-term growth of capital. Current income is only an incidental consideration. The Small Cap Growth Fund attempts to achieve its objective by selecting its investments primarily from domestic second tier companies. For these purposes "second tier companies" are those companies whose equity capitalization at the time of investment by the Small Cap Growth Fund ranks in the lower two-thirds of the 1800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange. Among these companies, the Manager will primarily select stocks that it believes have above average prospects for growth.

         The Small Cap Growth Fund invests primarily in common stocks, although the Fund may on rare occasions hold securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants. Because of its name, under normal market conditions at least 65% of the Fund's total assets will be invested in the securities of issuers with market capitalizations believed to be equal to or less than $1.5 billion on the date of this Prospectus. The Fund may also hold the common stocks (and securities convertible into common stocks) of companies with smaller equity capitalizations. Such investments may be less liquid, as the securities may not be listed on a national securities exchange and their market prices may be more volatile than those issued by companies with larger equity capitalizations.


         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long- or short-term fixed income securities for temporary defensive purposes.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


FUNDAMENTAL VALUE FUND
----------------------

         The Fundamental Value Fund seeks long-term capital growth through investment primarily in equity securities. Current income is only a secondary consideration. It is anticipated that at least 90% of the Fund's assets will be invested in common stocks and securities convertible into common stocks. Although the Fund invests primarily in securities traded in the United States, it may invest up to 25% of its assets in securities of foreign issuers and securities traded principally outside of the United States.

         The Fund invests primarily in common stocks of domestic corporations that, in the opinion of the Manager, represent favorable values relative to their market prices. Under normal conditions, the Fund generally, but not exclusively, looks for companies with low price/earnings ratios and rising earnings. The Fund focuses on established firms with capitalizations of more than $100 million and generally does not buy issues of companies with less than three years of operating history. The Fund seeks to maintain lower than average equity risk levels relative to the potential for return through a portfolio with an average historic volatility (beta) below 1.0. The S&P 500, which serves as a standard for measuring volatility, always has average volatility (beta) of 1.0. The Fund's beta may change with market conditions.

         The Fund's Manager analyzes key economic variables to identify general trends in the stock markets. World economic indicators, which are tracked regularly, include U.S. industry and trade indicators, interest rates, international stock market indexes, and currency levels. Under normal conditions, investments are made in a variety of economic sectors, industry segments, and individual securities to reduce the effects of price volatility in any one area.

         In making investments, the Manager takes into account, among other things, a company's source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, the Manager analyzes the financial condition of each company. The Manager examines current and historical measures of relative value to find corporations that are selling at discounts relative to both underlying asset values and market pricing. The Manager then selects those companies with financial and business characteristics that it believes will produce above-average growth in earnings. Sell decisions are triggered when, in the opinion of the Manager, the stock price and other fundamental considerations make further appreciation less likely.

         The Manager generally selects equities that normally trade in sufficient volume to provide liquidity. Domestic equities are usually traded on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter markets.

         The Fund's investments in foreign securities will generally consist of equity securities traded in principal European and Pacific Basin markets. The Manager evaluates the economic strength of a country, which includes its resources, markets, and growth rate. In addition, it examines the political climate of a country as to its stability and business policies. The Manager then assesses the strength of the country's currency and considers foreign exchange issues in general. The Fund aims for diversification not only among countries but also among industries in order to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets.

         Once the Fund has identified a rapidly expanding foreign economy, the Fund attempts to search out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as low price to earnings ratio. Foreign securities in the portfolio are generally listed on principal overseas exchanges.

         In pursuing its objective, the Fund may invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


REIT FUND
---------

         The investment objective of the REIT Fund is to maximize total return through investment primarily in real estate investment trusts ("REITS"), which are managed vehicles that invest in real estate or real estate-related assets. REITs purchased by the Fund will include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

         Since the Fund's investments are concentrated in real estate-related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. Also, REITs are dependent upon the skill of each REIT's management.

         The Fund could under certain circumstances own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act. By investing in REITs indirectly through the Fund, investors bear not only a proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs.

         Because of its name, the REIT Fund is required to have a policy of investing at least 65% of its total assets in securities of REITs under normal conditions, although the Fund intends to invest a greater portion of its assets in REIT securities. The Fund may also invest in common and preferred stock, fixed income securities including lower-rated fixed income securities (commonly known as "junk bonds"), invest in securities principally traded in foreign markets and foreign currency exchange transactions. The Fund may lend portfolio securities valued at up to one-third of total assets, and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities. The Fund may hold a portion of its assets in high quality money market instruments.

         The Fund may buy and sell options and enter into futures contracts and options on futures contracts for hedging, investment and risk management. In particular, the Fund may purchase futures contracts on the S&P 500 and interest rate futures contracts for anticipatory hedging purposes and otherwise to provide investment exposure for cash balances. In addition, the Fund may use interest rate and currency swap contracts, contracts for differences and interest rate caps, floors and collars for hedging and for risk management.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


INTERNATIONAL EQUITY FUNDS
--------------------------

         The International Equity Funds, together with the Global Hedged Equity Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund and Emerging Country Debt Fund are sometimes collectively referred to as the "INTERNATIONAL FUNDS."

INTERNATIONAL CORE FUND
-----------------------

         The investment objective of the International Core Fund is to maximize total return through investment in a portfolio of common stocks of non-U.S. issuers. The Fund will usually invest primarily in common stocks, including dividend-paying common stocks. Capital appreciation may be sought through investment in common stocks, convertible bonds, convertible preferred stocks, warrants or rights. Income may be sought through investment in dividend-paying common stocks, convertible bonds, money market instruments or fixed income securities such as long and medium term corporate and government bonds and preferred stocks. Some of these fixed income securities may have speculative qualities and the values of these securities generally fluctuate more than those of other, less speculative fixed income securities. See "Description and Risks of Fund Investments -- Lower Rated Securities."

         The relative emphasis of the Fund on capital appreciation or income will depend upon the views of the Manager with respect to the opportunities for capital appreciation relative to the opportunities for income. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world, although under normal market conditions at least 65% of the Fund's total assets will be invested in securities principally traded in the securities markets of at least three foreign countries. The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. The Fund generally will not invest in securities of U.S. issuers, except that for temporary defensive purposes the Fund may invest up to 100 percent of its assets in United States securities.

         The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management, although the Fund's foreign currency exposure will not generally vary by more than 30% from the foreign currency exposure of a benchmark index (the "EAFE-LITE INDEX"), which is a modification of the Morgan Stanley Capital International EAFE Index (the "EAFE INDEX") developed by the Manager so as to reduce the weighting of Japan in the EAFE Index. The put and call options on currency futures written by the Fund will always be covered. For more information on foreign currency transactions, see "Descriptions and Risks of Fund Investments -- Foreign Currency Transactions." The stocks held by the Fund will not be chosen to approximate the weightings of the EAFE-lite Index.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         In addition, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter repurchase agreements, lend portfolio securities valued at up to 25% of total assets, and may invest up to 15% of its net assets in illiquid securities. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.

CURRENCY HEDGED INTERNATIONAL CORE FUND
---------------------------------------

         The investment objective of the Currency Hedged International Core Fund is to maximize total return through investment in a portfolio of common stocks of non-U.S. issuers and through management of the Fund's currency positions. The Fund has policies that are similar to the International Core Fund, except that the Currency Hedged International Core Fund will employ a different strategy with respect to foreign currency exposure. While the International Core Fund's foreign currency exposure will not generally differ from that of the EAFE-lite Index by more than 30%, the Currency Hedged International Core Fund's foreign currency exposure will generally vary no more than 30% from the currency exposure of a fully hedged EAFE-lite Index. That is, the Currency Hedged International Core Fund will hedge a substantial portion (generally at least 70%) of the EAFE-lite foreign currency exposure while the International Core Fund will generally hedge only a limited portion (generally less than 30%) of EAFE-lite currency exposure. The Currency Hedged International Core Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management. While the Fund will not hedge currency risk in the aggregate in an amount greater than the total value of its securities denominated in foreign currencies, because the Fund will generally hedge currency based on benchmark weightings rather than Fund investments, the Fund will sometimes have a net short position with respect to certain foreign currencies. The Fund's incurrence of such net short positions using forward contracts, futures or swap contracts - to the extent the Fund has not segregated liquid assets against such obligations is limited to no more than 10% of the Fund's total net assets when aggregated with the Fund's traditional borrowings. This 10% limitation applies to the face amount of unsegregated futures and forward contracts and related options and to the amount of a Fund's net payment obligation that is not segregated against in the case of swap contracts. The put and call options on currency futures written by the Fund will always be covered. For more information on foreign currency transactions, see "Description and Risks of Fund Investments -- Foreign Currency Transactions." Because of its name, the Currency Hedged International Core Fund is required to have a policy that it will maintain short currency positions with respect to at least 65% of the foreign currency exposure represented by the common stocks owned by the Fund.

         The Fund will usually invest primarily in common stocks, including dividend-paying common stocks. The stocks held by the Fund will not be chosen to approximate the weightings of the EAFE-lite Index. Capital appreciation may be sought through investment in common stocks, convertible bonds, convertible preferred stocks, warrants or rights. Income may be sought through investment in dividend-paying common stocks, convertible bonds, money market instruments or fixed income securities such as long and medium term corporate and government bonds and preferred stocks. Some of these fixed income securities may have speculative qualities and the values of these securities generally fluctuate more than those of other, less speculative fixed income securities. See "Description and Risks of Fund Investments -- Lower Rated Securities."

         The relative emphasis of the Fund on capital appreciation or income will depend upon the views of the Manager with respect to the opportunities for capital appreciation relative to the opportunities for income. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world, although under normal market conditions the Fund will invest in securities traded in the securities markets of at least three foreign countries. The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. The Fund generally will not invest in securities of U.S. issuers, except that for temporary defensive purposes the Fund may invest up to 100 percent of its assets in United States securities.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         In addition, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter repurchase agreements, and lend portfolio securities valued at up to 25% of total assets. The Fund may also invest up to 15% of its net assets in illiquid securities and temporarily invest in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in such high quality cash items.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


FOREIGN FUND
------------

         The investment objective of the Foreign Fund is to maximize total return through investment primarily in equity securities of non-U.S. issuers. The Fund's investment strategy is based on a fundamental analysis of issuers and country economics. The Fund will usually invest primarily in common stocks, including dividend-paying common stocks. Capital appreciation may be sought through investment in common stocks, convertible bonds, convertible preferred stocks, warrants or rights. Income may be sought through investment in dividend-paying common stocks, convertible bonds, money market instruments or fixed income securities such as long and medium term corporate and government bonds and preferred stocks. Some of these fixed income securities may have speculative qualities and the values of these securities generally fluctuate more than those of other, less speculative fixed income securities. See "Description and Risks of Fund Investments -- Lower Rated Securities."

         The relative emphasis of the Fund on capital appreciation or income will depend upon the views of the Manager with respect to the opportunities for capital appreciation relative to the opportunities for income. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world other than the United States, although under normal market conditions at least 65% of the Foreign Fund's total assets will be invested in securities principally traded in the securities markets of at least three countries other than the United States. The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors.

         The Fund may use forward foreign currency contracts and currency futures contracts for the purpose of hedging the currency exposure of its portfolio securities. The Fund is not required to hedge its currency risk and will not normally hedge more than 90% of such risks. The Fund will not buy and sell foreign currencies for investment purposes, but may hold foreign currencies pending investments consistent with the Fund's investment program. The Fund will not invest in options on foreign currencies.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         In addition, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter into repurchase agreements, lend portfolio securities valued at up to one-third of total assets, and may invest up to 10% of its net assets in illiquid securities. The Fund may invest up to 20% of its assets in securities of issuers in newly industrialized countries of the type invested in by the Emerging Markets Fund.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also write options in connection with buy-and-write transactions and use index futures.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


GLOBAL FUND
-----------

         The investment objective of the Global Fund is to maximize total return through investment primarily in equity securities of U.S. and non-U.S. issuers. The Fund's investment strategy is based on a fundamental analysis of issuers and country economics. The Fund will usually invest primarily in common stocks, including dividend-paying common stocks. Capital appreciation may be sought through investment in common stocks, convertible bonds, convertible preferred stocks, warrants or rights. Income may be sought through investment in dividend-paying common stocks, convertible bonds, money market instruments or fixed income securities such as long and medium term corporate and government bonds and preferred stocks. Some of these fixed income securities may have speculative qualities and the values of these securities generally fluctuate more than those of other, less speculative fixed income securities. See "Description and Risks of Fund Investments -- Lower Rated Securities."

         The relative emphasis of the Fund on capital appreciation or income will depend upon the views of the Manager with respect to the opportunities for capital appreciation relative to the opportunities for income. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world, although under normal market conditions at least 65% of the Fund's total assets will be invested in securities principally traded in the securities markets of at least three countries. The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors.

         The Fund may use forward foreign currency contracts and currency futures contracts for the purpose of hedging the currency exposure of its portfolio securities. The Fund is not required to hedge its currency risk and will not normally hedge more than 90% of such risks. The Fund will not buy and sell foreign currencies for investment purposes, but may hold foreign currencies pending investments consistent with the Fund's investment program.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays its service providers.

         In addition, the Fund may invest in American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter into repurchase agreements, lend portfolio securities valued at up to one-third of total assets, and may invest up to 10% of its net assets in illiquid securities. The Fund may invest up to 20% of its assets in securities of issuers in newly industrialized countries of the type invested in by the Emerging Markets Fund.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also write options in connection with buy-and-write transactions and use index futures.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


INTERNATIONAL SMALL COMPANIES FUND
----------------------------------

         The International Small Companies Fund seeks to maximize total return through investment primarily in equity securities of foreign issuers whose equity securities are traded on a major stock exchange of a foreign country ("foreign stock exchange companies") and whose equity capitalization at the time of investment, when aggregated with the equity capitalizations of all foreign stock exchange companies in that country whose equity capitalizations are smaller than that of such company, is less than 50% of the aggregate equity capitalization of all foreign stock exchange companies in such country ("small capitalization foreign companies"). With the exception of the International Small Companies Fund's policy of investing in securities of small capitalization foreign companies, and except as otherwise disclosed in this Prospectus and the related Statement of Additional Information, the International Small Companies Fund's investment objectives and policies are the same as those described above with respect to the International Core Fund.

         It is currently expected that at least 65% of the International Small Companies Fund's assets will be invested in common stocks of small capitalization foreign companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. Small capitalization foreign companies tend to be smaller and newer than other foreign companies and may be dependent upon a single proprietary product or market niche. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, small capitalization foreign companies have fewer securities outstanding and are less liquid than large companies. Their common stock and other securities may trade less frequently and in limited volume. The securities of small capitalization foreign companies are generally more sensitive to purchase and sale transactions and, therefore, the prices of such securities tend to be more volatile than the securities of larger companies.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         The Fund also may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter repurchase agreements, and lend portfolio securities valued at up to one-third of total assets. The Fund may also invest up to 15% of its net assets in illiquid securities and temporarily invest in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in such high quality cash items.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

         The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


JAPAN FUND
----------

         The Japan Fund seeks to maximize total return through investment in a portfolio of Japanese securities, consisting primarily of common stocks of Japanese companies. It is currently expected that at least 90% of the net assets of the Japan Fund will be invested in or exposed to "Japanese Securities," that is, securities issued by entities that are organized under the laws of Japan and that either have 50% or more of their assets in Japan or derive 50% or more of their revenues from Japan ("Japanese Companies"). Although the Japan Fund will invest primarily in common stocks of Japanese Companies, it may also invest in other Japanese Securities, such as convertible preferred stock, warrants or rights as well as short-term government debt securities or other short-term prime obligations (i.e., high quality debt obligations maturing not more than one year from the date of issuance). The Japan Fund expects that any income it derives will be from dividend or interest payments on securities.

         Unlike mutual funds which invest in the securities of many other countries, the Japan Fund will be invested almost exclusively in Japanese
Securities. No effort will be made by the Manager to assess the Japanese economic, political or regulatory developments or changes in currency exchange rates for purposes of varying the portion of the Fund's assets invested in Japanese Securities. This means that the Fund's performance will be directly affected by political, economic, market and exchange rate conditions in Japan. Also, since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese Companies and on the Japanese economy generally. Also, the Japan Fund's investments are denominated in yen, whose value continually changes in relation to the dollar. This varying relationship will also directly affect the value of the Japan Fund's shares. The Japan Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

         To achieve its objectives, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter repurchase agreements, and lend portfolio securities valued at up to one-third of total assets. The Fund may also invest up to 15% of its net assets in illiquid securities and temporarily invest in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures or other derivatives, less than 5% of its total net assets will be invested in such high quality cash items.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

         The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


EMERGING MARKETS FUND
---------------------

         The Emerging Markets Fund seeks long-term capital appreciation consistent with what the Manager believes to be a prudent level of risk through investment in equity and equity-related securities traded in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa. The Manager has appointed Dancing Elephant, Ltd. to serve as Consultant to the Fund.

         The Consultant's efforts focus on asset allocation among the selected emerging markets. (See "Description and Risks of Fund Investments -- Certain Risks of Foreign Investments.") In addition to considerations relating to a particular market's investment restrictions and tax barriers, asset allocation is based on certain other relevant factors including the outlook for economic growth, currency exchange rates, commodity prices, interest rates, political factors and the stage of the local market cycle in such emerging market. The Consultant expects to allocate the Fund's investments over geographic as well as economic sectors.

         There are currently over 50 newly industrializing and developing countries with equity markets. A number of these markets are not yet easily accessible to foreign investors and have unattractive tax barriers or insufficient liquidity to make significant investments by the Fund feasible or attractive. However, many of the largest of the emerging markets have, in recent years, liberalized access and more are expected to do so over the coming few years if the present trend continues.

         Emerging markets in which the Fund intends to invest may include the following emerging markets ("EMERGING MARKETS"):

              Asia: Bangladesh, China, India, Indonesia, Republic of Korea, Malaysia, Myanmar, Mongolia, Pakistan, Philippines, Sri Lanka, Republic of China (Taiwan), Thailand, Vietnam


              Latin
              America:     Argentina,  Bolivia,  Brazil, Chile, Colombia,  Costa
                           Rica,  Ecuador,   Jamaica,   Mexico,  Peru,  Uruguay,
                           Venezuela

              Europe/
              Middle East/
              Africa: Botswana, Czech Republic, Ghana, Greece, Hungary, Israel, Jordan, Kazakhstan, Kenya, Morocco, Namibia, Nigeria, Poland, Portugal, Russia, Slovakia, Slovenia, South Africa, Turkey, Ukraine, Zimbabwe

         The Emerging Markets Fund has a fundamental policy that, under normal conditions, at least 65% of its total assets will be invested in equity and equity-related securities which are predominantly traded on Emerging Market exchanges ("Emerging Market Securities"). The Fund invests predominantly in individual stocks listed on Emerging Market stock exchanges or in depository receipts of such stocks listed on markets in industrialized countries or traded in the international equity market. The Fund may also invest in shares of companies which are not presently listed but are in the process of being privatized by the government and, subject to a maximum aggregate investment equal to 25% of the total assets of the Fund, shares of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may also invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of stocks listed in a particular developing country or region subject to obtaining any necessary local regulatory approvals, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. Such investments may result in additional costs, as the Fund may be required to bear a pro rata share of the expenses of each such fund in which it invests. The Fund may also invest in companies listed on major markets outside of the emerging markets that, based on information obtained by the Consultant, derive at least half of their revenues from trade with or production in developing countries. In addition, the Fund's assets may be invested on a temporary basis in debt securities issued by companies or governments in developing countries or money market securities of high-grade issuers in industrialized countries denominated in various currencies.

         The Fund may also invest in bonds and money market instruments in Canada, the United States and other markets of industrialized nations and emerging securities markets, and, for temporary defensive purposes, may invest without limit in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in such high quality cash items. The Fund may also invest in indexed securities, the redemption value and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metal, or other commodities, as well as other technical indicators.

         The Fund may also invest up to 10% of its total assets through debt-equity conversion funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions. The Fund may also invest in convertible securities, enter repurchase agreements and lend portfolio securities valued at up to one-third of total assets. The Fund may invest up to 15% of its net assets in illiquid securities.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

         The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.

GLOBAL PROPERTIES FUND
----------------------

         The Global Properties Fund seeks long-term growth of capital. The Fund pursues its objective by investing primarily in securities of issuers throughout the world which are principally engaged in or related to the real estate industry or which own significant real estate assets ("Real Estate Companies"). The Fund will not invest directly in real estate. A Real Estate Company is principally engaged in or related to the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services that are related to the real estate industry. For these purposes, Real Estate Companies whose products or services are related to the real estate industry include manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. Real Estate Companies may also include: equity real estate investment trusts, which own real estate directly; mortgage real estate investment trusts, which make construction, development or long-term mortgage loans; real estate brokers or developers; and issuers with substantial real estate holdings.

         The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. The Manager anticipates that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, the Far East (Japan, Hong Kong, Singapore, Malaysia and Thailand) and the United States. The percentage of the Fund's assets invested in particular geographic regions will shift from time to time in accordance with the judgment of the Manager. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of Real Estate Companies principally traded in the securities markets of at least three countries (one of which may be the United States). A substantial portion of the assets of the Fund will be denominated or traded in foreign currencies.

         Although the Fund generally invests in common stocks, it may also invest in preferred stocks, convertible securities and fixed income securities including lower-rated fixed income securities (commonly known as "junk bonds"). Where lower-rated debt securities are secured by real estate assets, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. See "Taxes" below.

         As indicated, the Fund expects to invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, and may also invest in depository receipts and foreign exchange transactions. The Fund may also invest in adjustable rate securities, zero coupon securities and mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateralized mortgage obligations ("CMO's"), strips and residuals. The Fund may lend portfolio securities valued at up to one-third of total assets and enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may use forward foreign currency contracts, currency futures contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


FIXED INCOME FUNDS
------------------

         As used in several of the Fixed Income Funds' investment objectives below, "BOND" means any fixed income obligation with an original maturity of two years or more, as well as "synthetic" bonds created by combining a futures contract or option on a fixed income security with cash, a cash equivalent investment or another fixed income security. (See "Description and Risks of Fund Investments -- Uses of Options, Futures and Options on Futures -- Investment
Purposes.") Under normal market conditions, each of the Emerging Country Debt Fund, the International Bond Fund, the Currency Hedged International Bond Fund and the Global Bond Fund will invest at least 65% of its assets in bonds of issuers of at least three countries (excluding the United States). However, up to 100% of these Fixed Income Fund's assets may be denominated in U.S. dollars, and for temporary defensive purposes, each such Fixed Income Fund may invest as much as 100% of its assets in issuers from one or two countries, which may include the United States. The Global Hedged Equity Fund is referred to as a "Fixed Income Fund" despite its substantial investment in equity securities because, as described more fully in the description of that Fund, the Global Hedged Equity Fund attempts to hedge the general equity market risk of its equity investments, producing a theoretical fixed income return, plus or minus the performance of the Fund's equity holdings relative to equity markets generally.

SHORT-TERM INCOME FUND
----------------------

         The Short-Term Income Fund seeks current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of fixed income instruments rated high quality by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("MOODY'S") or considered by the Manager to be of comparable quality. While the Short-Term Income Fund intends to invest in short-term securities, it is not a money market fund. Debt securities held by the Fund which have a remaining maturity of 60 days or less will be valued at amortized cost unless circumstances dictate otherwise. See "Determination of Net Asset Value." It is the present policy of the Short-Term Income Fund, which may be changed without shareholder approval, to maintain at least 65% of the Fund's assets invested in securities with remaining maturities of two years or less.

         In determining whether a security is a suitable investment for the Short-Term Income Fund, reference will be made to the quality of the security, including its rating, at the time of purchase. The Manager may or may not dispose of a portfolio security as a result of a change in the securities' rating, depending on its evaluation of the security in light of the Fund's investment objectives and policies.

         The Fund may invest in prime commercial paper and master demand notes (rated "A-1" by S&P or "Prime-1" by Moody's or, if not rated, issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's), high-quality corporate debt securities (rated at least "AA" by S&P or at least "Aa" by Moody's), and high-quality debt securities backed by pools of commercial or consumer finance loans (rated at least "AA" by S&P or "Aa" by Moody's) and certificates of deposit, bankers' acceptances and other bank obligations (when and if such other bank obligations become available in the future) issued by banks having total assets of at least $2 billion as of the date of the bank's most recently published financial statement.

         In addition to the foregoing, the Short-Term Income Fund may also invest in certificates of deposit of $100,000 or less of domestic banks and savings and loan associations, regardless of total assets, if the certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation. The Short-Term Income Fund may invest up to 100% of its assets in obligations issued by banks, and up to 15% of its assets in obligations issued by any one bank. If the bank is a domestic bank, it must be a member of the Federal Deposit Insurance Corporation. This does not prevent the Short-Term Income Fund from investing in obligations issued by foreign branches of domestic banks and there is currently no limit on the Fund's ability to invest in these obligations. If the bank is foreign, the obligation must, in the opinion of the Manager, be of a quality comparable to the other debt securities which may be purchased by the Short-Term Income Fund. There are special risks associated with investments in such foreign bank obligations, including the risks associated with foreign political, economic and legal developments and the fact that foreign banks may not be subject to the same or similar regulatory requirements that apply to domestic banks. (See "Description and Risks of Fund Investments Certain Risks of Foreign Investments.") The Short-Term Income Fund will invest in these securities only when the Manager believes the risks are minimal. In addition, to the extent the Short-Term Income Fund concentrates its assets in the banking industry, including the domestic banking industry, adverse events affecting the industry may also have an adverse effect on the Fund. Such adverse events include, but are not limited to, rising interest rates which affect a bank's ability to maintain the "spread" between the cost of money and any fixed return earned on money, as well as industry-wide increases in loan default rates and declines in the value of loan collateral such as real estate. The Fund may also invest in U.S. Government Securities.

         The Short-Term Income Fund may purchase any of the foregoing instruments through firm commitment arrangements with domestic commercial banks and registered broker-dealers and may enter into repurchase agreements with such banks and broker-dealers with respect to any of the foregoing money market instruments, longer term U.S. Government Securities or corporate debt securities rated at least "AA" by S&P or at least "Aa" by Moody's. The Fund will only enter into firm commitment arrangements and repurchase agreements with banks and broker-dealers which the Manager determines present minimal credit risks.

         All of the Short-Term Income Fund's investments will, at the time of investment, have remaining maturities of five years or less and the average maturity of the Short-Term Income Fund's portfolio securities based on their dollar value will not exceed two years at the time of each investment. When the Fund has purchased a security subject to a repurchase agreement, the amount and maturity of the Fund's investment will be determined by reference to the amount and term of the repurchase agreement, not by reference to the underlying security. When the Fund purchases an adjustable rate security, the security's maturity will be determined with reference to the frequency with which the rate is adjusted. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of two years for the Fund, it will invest its available cash in such a manner as to reduce its dollar-weighted average maturity to two years or less as soon as reasonably practicable.

         The Fund may also invest in foreign securities when the Manager believes the risks are minimal, and lend portfolio securities valued at up to one-third of total assets.

         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


GLOBAL HEDGED EQUITY FUND
-------------------------

         The Global Hedged Equity Fund seeks total return consistent with minimal exposure to general equity market risk. Although at least 65% of the Fund's total assets will be invested in equity securities, as a result of the Fund's hedging techniques, the Fund expects to create a return more similar to that received by an investment in fixed income securities. The Fund will pursue its investment objective by investing substantially all of its assets in a combination of (i) equity securities, (ii) derivative instruments intended to hedge the value of the Fund's equity securities against substantially all of the general movements in the relevant equity market(s), including hedges against substantially all of the changes in the value of the U.S. dollar relative to the currencies represented in the indexes used to hedge general equity market risk and (iii) long interest rate futures contracts intended to adjust the duration of the theoretical fixed income security embedded in the pricing of the derivatives used for hedging the Fund's equity securities (the "THEORETICAL FIXED INCOME SECURITY"). The Fund may also buy exchange traded or over-the-counter put and call options and sell (write) covered options for hedging or investment. To the extent that the Fund's portfolio strategy is successful, the Fund is expected to achieve a total return consisting of (i) the performance of the Fund's equity securities, relative to the relevant equity market indexes (including appreciation or depreciation of any overweighted currency relative to the currency weighting of the equity hedge), plus or minus
(ii) short-term capital gains or losses approximately equal to the total return on the Theoretical Fixed Income Security, plus or minus (iii) capital gains or losses on the Fund's interest rate futures positions minus (iv) transaction costs and other Fund expenses. Investors should understand that, as opposed to conventional equity portfolios, to the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Rather, the performance of the Fund will tend to be a function of the total return on fixed income securities and the performance of the Fund's equity securities relative to broad market indexes, including changes in overweighted currencies relative to the currency weighting of those indexes.

         The Global Hedged Equity Fund has a fundamental policy that, under normal market conditions, at least 65% of its total assets will be invested in equity securities. In addition, under normal market conditions, the Fund will invest in securities principally traded in the securities markets of at least three countries. The Global Hedged Equity Fund will generally invest in at least 125 different common stocks chosen from among (i) U.S. stocks in which the Core Fund is permitted to invest and (ii) stocks traded primarily outside of the United States in which the International Core Fund is permitted to invest. The Fund may invest up to 20% of its assets in securities of issuers in newly industrializing countries of the type invested in by the Emerging Markets Fund. The Manager will select which common stocks to purchase based on its assessment of whether the common stock of an issuer (and/or the currency in which the stock is traded) is likely to perform better than the broad global equity market index (the "SELECTED EQUITY INDEX") selected by the Manager to serve as a hedge for the Fund's portfolio as a whole.

         As indicated above, the Fund will seek to hedge fully the value of its equity holdings (measured in U.S. dollars) against substantially all movements in the global equity markets (measured in U.S. dollars). This means that, if the hedging strategy is successful, when the world equity markets and/or the U.S. dollar go up or down, the Fund's net asset value will not be materially affected by those movements in the relevant equity or currency markets generally, but will rise or fall based primarily on whether the Fund's selected equity securities perform better or worse than the Selected Equity Index. Those changes will include the changes in any overweighted currency relative to the currency weighting of the Selected Equity Index.

         The Fund may use a variety of equity hedging instruments. It is currently anticipated that the Fund will primarily use a combination of short equity swap contracts and Index Futures for the purpose of hedging equity market exposure, including, to the extent permitted by regulations of the Commodity Futures Trading Commission, those traded on foreign markets. Derivative short positions represented by the Fund's equity swap contracts will generally relate to modified versions of the market capitalization weighted U.S., Europe, Australia and Far East Index (or "GLOBAL INDEX") calculated by Morgan Stanley Capital International. These modified indexes ("MODIFIED GLOBAL INDEX"), which are maintained by the Manager, generally reduce the size of the Japanese equity markets for purposes of the country weighting by 40% or more. The Fund generally expects to build its currency hedging into its equity swap contracts, although it may also attempt to hedge directly its foreign currency-denominated portfolio securities against an appreciation in the U.S. dollar relative to the foreign currencies in which such securities are denominated.

         The Manager expects to select specific equity investments without regard to the country weightings of the Modified Global Index and in some cases may intentionally emphasize holdings in a particular market or traded in a particular currency. Because the country market and currency weighting of the Modified Global Index will generally not precisely mirror the country market weightings represented by the Fund's equity securities, there will be an imperfect correlation between the Fund's equity securities and the hedging position(s). Consequently, the Fund's hedging strategies using those equity swap contracts are expected to be somewhat imperfect. This means there is a risk that if the Fund's equity securities decline in value as a result of general market conditions, the hedging position(s) may not appreciate enough to offset that decline (or may actually depreciate). Likewise, if the Fund's equity securities increase in value, that value may be more than offset by a decline in the value of the hedging position(s). Also, because the Manager may conclude that a particular currency is likely to appreciate relative to the currencies represented by the Selected Equity Index, securities traded in that particular currency may be overweighted relative to the Selected Equity Index. Such an overweighted position may result in a loss or reduced gain to the Fund (even when the security appreciates in local currency) if the relevant currency depreciates relative to the currencies represented by the Modified Global Index.

         The Fund's hedging positions are also expected to increase or decrease the Fund's gross total return by an amount approximating the total return on relevant short-term fixed income securities referred to above as the Theoretical Fixed Income Security. For example, as the holder of a short derivative position on an equity index, the Fund will be obligated to pay the holder of the long position (the "counterparty") the total return on that equity index. The Fund's contractual obligation eliminates for the counterparty the opportunity cost that would be associated with actually owning the securities underlying that equity index. That opportunity cost would generally be considered the total return that a counterparty could achieve if the counterparty's capital were invested in a short-term fixed income security (i.e., up to 2 years maturity) rather than in the securities underlying the Relevant Equity Index. Because the counterparty is relieved of this cost, the pricing of the hedging instruments is designed to compensate the holder of the short position (in this case the Fund) by paying to the holder the total return on the Theoretical Fixed Income Security. (Another way of thinking about this is that the holder of the short position must, in theory, be compensated for the cost of borrowing money over some relatively short term (generally up to 2 years) to purchase an equity portfolio matching that holder's obligations under the hedging instrument.)

         In practice, the Manager has represented that generally, if there is no movement in the Relevant Equity Index during the term of the derivative instrument, the Fund as the holder of the short (hedging) position would be able to close out that position with a gain or loss equal to the total return on a Theoretical Fixed Income Security with a principal amount equal to the face or notional amount of the hedging instrument.

         The total return on the Theoretical Fixed Income Security would be accrued interest plus or minus the capital gain or loss on that security. In the case of Index Futures, the Fund would expect the Theoretical Fixed Income Security would be one with a term equal to the remaining term of the Index Future and bearing interest at a rate approximately equal to the weighted average interest rate for money market obligations denominated in the currency or currencies used to settle the Index Futures (generally LIBOR if settled in U.S. dollars). In the case of equity swap contracts, the Manager can specify the Theoretical Fixed Income Security whose total return will be paid to (or payable by) the Fund. In cases where the Manager believes the implicit "duration" of the Fund's theoretical fixed income securities is too short to provide an acceptable total return, the Fund may enter into long interest rate futures (or purchase call options on longer maturity fixed-income securities) which, together with the Theoretical Fixed Income Security, creates a synthetic Theoretical Fixed Income Security with a longer duration (but never with a duration causing the Fund's overall duration to exceed that of 3-year U.S. Treasury obligations) (See "Description and Risks of Fund Investments -- Use of Options, Futures and Options on Futures -- Investment Purposes"). The Fund will segregate cash, U.S. Treasury obligations and other high grade debt obligations in an amount equal, on a marked-to-market basis, to the Fund's obligations under the interest rate futures. Duration is the average time until payment (or anticipated payment in the case of a callable security) of interest and principal on a fixed income security, weighted according to the present value of each payment.

         If interest rates rise, the Fund would expect that the value of any long interest rate future owned by the Fund would decline and that amounts payable to the Fund under an equity swap contract in respect of the Theoretical Fixed Income Security would decrease or that amounts payable by the Fund thereunder would increase. Any such decline (and/or the amount of any such decrease or increase under a short equity swap contract) could be greater than the derivative "interest" received on the Fund's Theoretical Fixed Income Securities. The Fund's gross return is also expected to be reduced by transaction costs and other Fund expenses. Those expenses will generally include currency hedging costs if interest rates outside the U.S. are higher than those in the U.S.

         For the equity swap contracts entered into by the Fund, the counterparty will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund (i) interest on the Theoretical Fixed Income Security with a principal amount equal to the notional amount of the equity swap contract plus (ii) the amount, if any, by which that notional amount would have decreased in value (measured in U.S. Dollars) had it been invested in the stocks comprising the equity index agreed to by the Fund (the "Contract Index") in proportion to the composition of the Contract Index. (The Contract Index will be the Modified Global Index except that, to the extent short futures contracts on a particular country's equity securities are also used by the Fund, the Contract Index may be the Modified Global Index with a reduced weighting for that country to reflect the futures position.) The Fund will agree to pay the counterparty (i) any negative total return on the Theoretical Fixed Income Security plus (ii) the amount, if any, by which the notional amount of the equity swap contract would have increased in value (measured in U.S. Dollars) had it been invested in the stocks comprising the Contract Index plus (iii) the dividends that would have been received on those stocks. Therefore, the return to the Fund on any equity swap contract should be the total return on the Theoretical Fixed Income Security reduced by the gain (or increased by the loss) on the notional amount as if invested in the Contract Index and reduced by the dividends on the stocks comprising the Contract Index. The Fund will only enter into equity swap contracts on a net basis, i.e., the two parties' obligations are netted out, with the

Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the equity swap contracts may be made at the conclusion of the contract or periodically during its term.

         The Fund may from time to time enter into the opposite side of equity swap contracts (i.e., where the Fund is obligated to pay the decrease (or receive the increase) on the Contract Index increased by any negative total return (and decreased by any positive total return) on the Theoretical Fixed Income Security) to reduce the amount of the Fund's equity market hedging consistent with the Fund's objective. These positions are sometimes referred to as "long equity swap contracts." The Fund may also take long positions in index futures for similar purposes.

         The Fund may also take a long position in index futures to reduce the amount of the Fund's equity market hedging consistent with the Fund's objective. When hedging positions are reduced using index futures, the Fund will also be exposed to the risk of imperfect correlations between the index futures and the hedging positions being reduced.

         The Fund will use a combination of long and short equity swap contracts and long and short positions in index futures in an attempt to hedge generally its equity securities against substantially all movements in the relevant equity markets generally. The Fund will not use equity swap contracts or Relevant Equity Index Futures to leverage the Fund.

         The Fund's actual exposure to an equity market or markets will not be completely hedged if the aggregate of the notional amount of the long equity swap contracts (less the notional amount of any short equity swap contracts) relating to the relevant equity index plus the face amount of the short Index Futures (less the face amount of any long Index Futures) is less than the Fund's total net assets invested in common stocks principally traded on such market or markets and will tend to be overhedged if such aggregate is more than the Fund's total net assets so invested. Under normal conditions, the Manager expects the Fund's total net assets invested in equity securities generally to be up to 5% more or less than this aggregate because purchases and redemptions of Fund shares will change the Fund's total net assets frequently, because Index Futures can only be purchased in integral multiples of an equity index and because the Funds' positions may appreciate or depreciate over time. Also, the ability of the Fund to hedge risk may be diminished by imperfect correlations between price movements of the underlying equity index with the price movements of Index Futures relating to that index and by lack of correlation between the market weightings of the Modified Global Index, on the one hand, and, on the other, the market weightings represented by the common stocks selected for purchase by the Fund.

         In theory, the Fund will only be able to achieve its objective with precision if (i) the aggregate face amount of the net short Index Futures plus the notional amount of the long equity swap contracts (less the notional amount of any short equity swap contracts) relating to the Selected Equity Index is precisely equal to a Fund's total net assets, (ii) there is exact price movement correlation between any Index Futures and the relevant equity index, (iii) there is exact price correlation between the Modified Global Index and the overall movements of the relevant equity markets and (iv) the Fund's currency hedging strategies are effective. As noted, in practice there are a number of risks and cash flows which will tend to undercut these assumptions.

         The purchase and sale of common stocks and Index Futures involve transaction costs and reverse equity swap contracts require the Fund to pay interest on the notional amount of the contract.

         In addition to the practices described above, in order to pursue its objective the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also invest up to 15% of its net assets in illiquid securities and temporarily invest up to 50% of its net assets in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit.

         The Fund may also enter repurchase agreements, and lend portfolio securities valued at up to one-third of total assets.

         In addition, for hedging purposes only the Fund may use forward foreign currency contracts, currency futures contracts, related options and options on currencies, and buy and sell foreign currencies.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


DOMESTIC BOND FUND
------------------

         The Domestic Bond Fund seeks to earn high total return through investment primarily in U.S. Government Securities. The Fund may also invest a significant portion of its assets in other investment grade bonds (including convertible bonds) denominated in U.S. dollars. The Fund's portfolio will generally have a duration of approximately four to six years (excluding short-term investments). The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. The Fund will attempt to provide a total return greater than that generally provided by the U.S. government securities market as measured by an index selected from time to time by the Manager. The Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" (as such term is defined earlier) of U.S. issuers. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 5% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll transactions. The Fund may also enter into loan participation agreements and invest in other direct debt instruments. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         In addition, the Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


INTERNATIONAL BOND FUND
-----------------------


         The International Bond Fund seeks to earn high total return through investment primarily in investment-grade bonds (including convertible bonds) denominated in various currencies, including U.S. dollars, or in multicurrency units. The Fund will attempt to provide a total return greater than that generally provided by the international fixed income securities markets as measured by an index selected from time to time by the Manager. Because the Fund will not generally attempt to hedge against an appreciation in the U.S. dollar relative to the foreign currency in which its portfolio securities are denominated, investors should expect that the Fund's performance will be adversely affected by appreciation of the U.S. dollar and will be positively affected by a decline in the U.S. dollar relative to the currencies in which the Fund's portfolio securities are denominated.


         The Fund may invest in fixed income securities of any maturity, although under normal market conditions at least 65% of the Fund's total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also invest a portion of its assets in sovereign debt (bonds, including convertible bonds and Brady bonds, and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa (see "Emerging Country Debt Fund") and, to the extent permitted by the 1940 Act, may invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

         The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depositary receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

         In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


CURRENCY HEDGED INTERNATIONAL BOND FUND
---------------------------------------

         The Currency Hedged International Bond Fund seeks to earn high total return through investment primarily in investment-grade bonds (including convertible bonds) denominated in various currencies including U.S. dollars or in multicurrency units. The Fund will attempt to provide a total return greater than that generally provided by the international fixed income securities markets as measured by an index selected from time to time by the Manager. The Fund has the same objectives and policies as the International Bond Fund, except that the Currency Hedged International Bond Fund will generally attempt to hedge at least 75% of its foreign currency-denominated portfolio securities against an appreciation in the U.S. dollar relative to the foreign currencies in which the portfolio securities are denominated. However, there can be no assurance that the Fund's hedging strategies will be totally effective.

         The Fund may invest in fixed income securities of any maturity, although under normal market conditions at least 65% of the Fund's total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also invest a portion of its assets in sovereign debt (bonds, including convertible bonds and Brady Bonds, and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa (see "Emerging Country Debt Fund") and, to the extent permitted by the 1940 Act, may invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

         The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depositary receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

         In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


GLOBAL BOND FUND
----------------

         The Global Bond Fund seeks to earn high total return through investment primarily in investment-grade bonds (including convertible bonds) denominated in various currencies, including U.S. dollars, or in multicurrency units. The Fund will attempt to provide a total return greater than that generally provided by the global fixed income securities markets as measured by an index selected from time to time by the Manager. The Fund will invest in fixed income securities of both United States and foreign issuers. Because the Fund will not generally attempt to hedge against an appreciation in the U.S. dollar relative to the foreign currencies in which some of its portfolio securities are denominated, investors should expect that the Fund's performance will be adversely affected by appreciation of the U.S. dollar and will be positively affected by a decline in the U.S. dollar relative to the currencies in which the Funds' portfolio securities are denominated.

         The Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which assets will be invested, although under normal market circumstances it is expected that the Fund's investments will involve securities principally traded in at least three different countries. For temporary defensive purposes, the Fund may invest up to 100% of its assets in securities principally traded in the United States and/or denominated in U.S. dollars.

         The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also invest a portion of its assets in sovereign debt (bonds, including convertible bonds and Brady bonds, and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa (See "Emerging Country Debt Fund") and, to the extent permitted by the 1940 Act, may invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

         The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll transactions. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may buy put and call, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging and for currency risk management. The Fund may also use futures contracts and foreign currency forward contracts to create synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the non-synthetic security having the desired risk/return profile is either unavailable or possesses undesirable characteristics.

         For a more detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.

EMERGING COUNTRY DEBT FUND
--------------------------


         The Emerging Country Debt Fund seeks to earn high total return by investing primarily in sovereign debt (bonds, including convertible bonds, and loans) of countries in Asia, Latin America, the Middle East and Africa, as well as any country located in Europe which is not in the European Community ("EMERGING COUNTRIES"). In addition to considerations relating to investment restrictions and tax barriers, allocation of the Fund's investments among selected emerging countries will be based on certain other relevant factors including the outlook for economic growth, currency exchange rates, interest rates, political factors and the stage of the local market cycle. The Fund will generally have at least 50% of its assets denominated in hard currencies such as the U.S. dollar, Japanese yen, Italian lira, British pound, Deutschmark, French franc and Canadian dollar. The Fund will attempt to provide a total return greater than that generally provided by the international fixed income securities markets as measured by an index selected from time to time by the Manager.


         The Fund has a fundamental policy that, under normal market conditions, at least 65% of its total assets will be invested in debt securities of Emerging Countries. In addition, the Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         The Emerging Country Debt Fund's investments in Emerging Country debt instruments are subject to special risks that are in addition to the usual risks of investing in debt securities of developed foreign markets around the world, and investors are strongly advised to consider those risks carefully. See "Description and Risks of Fund Investments -- Certain Risks of Foreign Investments."

         The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, invest in Brady bonds and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also lend portfolio securities valued at up to one-third of total assets, invest without limit in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

         In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.


         For a detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


INFLATION INDEXED BOND FUND
---------------------------


         The Inflation Indexed Bond Fund seeks maximum total return through investment primarily in foreign and U.S. government bonds that are indexed or otherwise linked to general measures of inflation in the country of issue. The Fund will invest in fixed income securities of both United States (when and if appropriate issues become available) and foreign issuers. The availability of inflation indexed bonds is currently limited to a small number of countries. Inflation indexed U.S. government bonds are not currently offered. A bond will be deemed to be "linked" to general measures of inflation if, by such bond's terms, principal or interest components change with general movements of inflation in the country of issue.


         The Fund may invest in fixed income securities of any maturity, although under normal market conditions at least 65% of the Fund's total assets will be comprised of inflation indexed "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which assets will be invested. For temporary defensive purposes, the Fund may invest up to 100% of its assets in securities principally traded in the United States and/or denominated in U.S. dollars.

         The Fund may enter into forward foreign exchange agreements, and purchase or sell securities on a when-issued or delayed delivery basis.

         The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll transactions. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on domestic and foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging and for currency risk management. The Fund may also use futures contracts and foreign currency forward contracts to create synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the non-synthetic security having the desired risk/return profile is either unavailable or possesses undesirable characteristics.

         For a more detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.

ASSET ALLOCATION FUNDS
----------------------

         The Asset Allocation Funds are mutual funds that invest in other Funds of the Trust (referred to in this section as "underlying Funds") and, in doing so, seek to outperform a specified benchmark. The Asset Allocation Funds are able to operate in such a manner notwithstanding prohibitions in Sections 12(d)(1) and 17(a), inter alia, of the 1940 Act pursuant to an exemptive order of the SEC. The Manager decides and manages the allocation of the assets of each Asset Allocation Fund among a permitted subset of underlying Funds, as set forth below. Thus, an investor in an Asset Allocation Fund receives investment management within each of the underlying Funds and receives management with respect to the allocation of the investment among the underlying Funds as well.


         The Manager does not charge an advisory fee for asset allocation advice provided to the Asset Allocation Funds, but receives such fees only from the underlying Funds in which the Asset Allocation Funds invest. Stated otherwise, there are no investment advisory fees at the Asset Allocation Fund level. Because the underlying Funds have differing fees, certain allocations will produce greater overall fees for GMO than others. Certain expenses, such as custody, transfer agency and audit fees, will be incurred at the Asset Allocation Fund level, although the Manager has agreed to voluntarily bear such expenses until further notice.


         Each Asset Allocation Fund will invest in Class III Shares of the underlying Funds and will bear the 0.15% Shareholder Service Fees assessed against those Class III shares. Each Asset Allocation Fund offers Class I, Class II and Class III Shares with special lower Shareholder Service Fees that are designed to mitigate the indirect cost of Shareholder Servicing Fees of the Class III shares of the Underlying Funds in which the Asset Allocation Funds invest. Thus, investors in Class I, Class II and Class III Shares of the Asset Allocation Funds will bear, in the aggregate, direct and indirect Shareholder Service Fees that are the same as those borne directly by Class I, Class II and Class III Shares of the other Funds (i.e., an aggregate of 0.28%, 0.22% and 0.15% per annum, respectively). Investors should refer to "Multiple Classes" herein for greater detail concerning the eligibility requirements and other differences among the classes.

         Investors in the Asset Allocation Funds should consider both the direct risks associated with an investment in a "fund-of-funds," and the indirect risks associated with an investment in the underlying Funds. See "Description and Risks of Fund Investments -- Special Allocation Fund Considerations" for a discussion of the risks directly associated with an investment in the Asset Allocation Funds. Investors should also carefully review the "Investment Objectives and Policies" description of each underlying Fund in which the relevant Asset Allocation Fund may invest, as well as each corresponding
"Description and Risks of Fund Investments" section associated with each underlying Fund's investment practices.

INTERNATIONAL EQUITY ALLOCATION FUND
------------------------------------


         The International Equity Allocation Fund seeks a total return greater than the return of its benchmark index - the "EAFE-LITE EXTENDED INDEX." This index has been developed by the Manager and is a modification of the EAFE-lite Index which includes a weighting for emerging countries. See "Investment Objectives and Policies - International Core Fund" for a description of the EAFE-lite Index. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, primarily in Class III Shares of the International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund and Emerging Markets Fund. The Fund may also invest up to 15% of its net assets in any combination of the Domestic Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund and Inflation Indexed Bond Fund. Although the Fund is designed to be measured in comparison to the EAFE-lite Extended Index, it is not an index fund or an "index-plus" fund, but rather seeks to add total return in excess of the EAFE-lite Extended Index benchmark both by making bets relative to that benchmark with respect to the allocation among the underlying Funds, and by participating indirectly in the attempt that each of the underlying Funds makes to outperform its own respective benchmark index.


         While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities, including shares of the Short-Term Income Fund and Global Hedged Equity Fund and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

         For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments" later in this Prospectus.

WORLD EQUITY ALLOCATION FUND
----------------------------


         The World Equity Allocation Fund seeks a total return greater than the return of its benchmark index - the "WORLD LITE EXTENDED INDEX." This index has been developed by the Manager and is a modification of the Morgan Stanley Capital International World Index that reduces the weighting of Japan and includes a weighting for emerging countries. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, in Class III Shares of the Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, Fundamental Value Fund, Small Cap Value Fund, Small Cap Growth Fund, REIT Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund and Emerging Markets Fund. The Fund may also invest up to 15% of its net assets in any combination of the Domestic Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund and Inflation Indexed Bond Fund. Although the Fund is designed to be measured in comparison to the World Lite Extended Index, it is not an index fund or an "index-plus" fund, but rather seeks to add total return in excess of the World Lite Extended Index benchmark both by making bets relative to that benchmark with respect to the allocation among the underlying Funds, and by participating indirectly in the attempt that each of the underlying Funds makes to outperform its own respective benchmark index.

         While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities, including shares of the Short-Term Income Fund and Global Hedged Equity Fund and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

         For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments" later in this Prospectus.

GLOBAL (U.S.+) EQUITY ALLOCATION FUND
-------------------------------------


         The Global (U.S.+) Equity Allocation Fund seeks a total return greater than the return of its benchmark index - the "GMO GLOBAL (U.S.+) EQUITY INDEX." This index has been developed by the Manager and is a weighted index comprised 75% by the S&P 500 Index and 25% by the EAFE-lite Extended Index. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, in Class III Shares of the Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, REIT Fund, Fundamental Value Fund, Small Cap Value Fund, Small Cap Growth Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund and Emerging
Markets Fund. The Fund may also invest up to 15% of its net assets in any combination of the Domestic Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund and Inflation Indexed Bond Fund. Although the Fund is designed to be measured in comparison to the GMO Global (U.S.+) Equity Index, it is not an index fund or an "index-plus" fund, but rather seeks to add total return in excess of the GMO Global (U.S.+) Equity Index benchmark both by making bets relative to that benchmark with respect to the allocation among the underlying Funds, and by participating indirectly in the attempt that each of the underlying Funds makes to outperform its own respective benchmark index.


         While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities, including shares of the Short-Term Income Fund and Global Hedged Equity Fund and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

         For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments" later in this Prospectus.

GLOBAL BALANCED ALLOCATION FUND
-------------------------------


         The Global Balanced Allocation Fund seeks a total return greater than the return of its benchmark index - the "GMO GLOBAL BALANCED INDEX." This index has been developed by the Manager and is a weighted index comprised 48.75% by the S&P 500, 16.25% by the EAFE-Lite Extended Index and 35% by the Lehman Brothers Government Bond Index. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, in Class III Shares of the Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, Fundamental Value Fund, Small Cap Value Fund, Small Cap Growth Fund, REIT Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small
Companies Fund, Japan Fund, Emerging Markets Fund, Domestic Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Inflation Indexed Bond Fund and Emerging Country Debt Fund. The Fund has a fundamental policy that it will, under normal market conditions, invest in equity securities of underlying Funds such that, under normal market conditions, at least 25% of the Fund's total assets will indirectly be invested in fixed income senior securities. Although the Fund is designed to be measured in comparison to the GMO Global Balanced Index, it is not an index fund or an "index-plus" fund, but rather seeks to add total return in excess of the GMO Global Balanced Index benchmark both by making bets relative to that benchmark with respect to the allocation among the underlying Funds, and by participating indirectly in the attempt that each of the underlying Funds makes to outperform its own respective benchmark index.


         While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities, including shares of the Short-Term Income Fund and Global Hedged Equity Fund and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

         For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments" below.

                          DESCRIPTION AND RISKS OF FUND
                          -----------------------------
                                   INVESTMENTS
                                   -----------

         The following is a detailed description of the various investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to the "Investment Objectives and Policies" section above for determination of which practices a particular Fund may engage in. Investors in Asset Allocation Funds should be aware that the Asset Allocation Funds will indirectly engage in the practices engaged in by the underlying Funds in which they are invested.

PORTFOLIO TURNOVER
------------------

         Portfolio turnover is not a limiting factor with respect to investment decisions for the Funds. The portfolio turnover rate of those Funds with at least five months of operational history is shown under the heading "Financial Highlights."


         In any particular year, market conditions may well result in greater rates than are presently anticipated. However, portfolio turnover for the Small Cap Growth Fund, the Inflation Indexed Bond Fund, the REIT Fund, the Currency Hedged International Core Fund, the Global Fund, the Global Bond Fund, the Foreign Fund and the Global Properties Fund is not expected to exceed 150%. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Taxes" below.


DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS
------------------------------------------

         It is a fundamental policy of each of the Core Fund, the Tobacco-Free Core Fund, the Small Cap Value Fund, the Fundamental Value Fund, the International Core Fund, the International Small Companies Fund, the GMO International Equity Allocation Fund, the GMO World Equity Allocation Fund, the GMO Global (U.S.+) Equity Allocation Fund, and the GMO Global Balanced Allocation Fund, which may not be changed without shareholder approval, that at least 75% of the value of each such Funds' total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the relevant Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. Each such Fund is referred to herein as a "diversified" fund.

         All other Funds are "non-diversified" funds under the 1940 Act, and as such are not required to satisfy the "diversified" requirements stated above. However, the Japan Fund may not own more than 10% of the outstanding voting securities of any single issuer. As a non-diversified fund, each of these Funds is permitted to (but is not required to) invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such Funds should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. All Funds, however, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS
------------------------------------

         GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

         EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

         In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.


         DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Emerging Markets Fund, Foreign Fund, International Core Fund and Currency Hedged International Core Fund may invest directly in securities of Russian Issuers. Investment in securities of such issuers presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the political, legal and operational risks of investing in Russian issuers, and having assets custodied within Russia may be particularly acute.

         A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and the investors are provided with little legal rights against such registrars.


SECURITIES LENDING
------------------

         All of the Funds (except for the Asset Allocation Funds) may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Core and Currency Hedged International Core Funds, each of which may make loans of portfolio securities amounting to not more than 25% of their respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government Securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS
-------------------

         Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES
----------------------

         A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The

Manager regards convertible securities as a form of equity security.

FUTURES AND OPTIONS
-------------------

         As described under "Investment Objectives and Policies" above, many of the Funds may use futures and options for various purposes. Such transactions may involve options, futures and related options on futures contracts, and those instruments may relate to particular equity and fixed income securities, equity and fixed income indexes, and foreign currencies. The Funds may also enter into a combination of long and short positions (including spreads and straddles) for a variety of investment strategies, including protecting against changes in certain yield relationships.

         The use of futures contracts and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures and options on futures and the costs of these transactions will affect a Fund's performance. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investments in futures contracts and related options.

         OPTIONS. As has been noted above, many Funds which may use options (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date (writing "covered call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date (writing "covered put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

         WRITING COVERED OPTIONS. Each Fund (except for the Short-Term Income Fund and the Asset Allocation Funds) may seek to increase its return by writing covered call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

         Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

         A call option on a security is "covered" if a Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, U.S. Government Securities or other high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or high grade debt obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

         A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

         The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

         FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Under U.S. law, futures contracts on individual equity securities are not permitted. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for more information concerning these practices and their accompanying risks.

         The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash or U.S. Government Securities generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

         The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.


         INDEX FUTURES. Each of the Funds (except the Short- Term Income Fund) may purchase futures contracts on various securities indexes ("Index Futures"). Each of the Domestic Equity Funds may purchase Index Futures on the S&P 500
("S&P 500 Index Futures") and on such other domestic stock indexes as the Manager may deem appropriate. The Japan Fund may purchase Index Futures on the Nikkei 225 Stock Average and on the Tokyo Stock Price Index ("TOPIX") (together with Nikkei 225 futures contracts, "Japanese Index Futures"). The International Core Fund, Currency Hedged International Core Fund, the Foreign Fund, the Global Fund, the International Small Companies Fund, the Emerging Markets Fund and the Global Properties Fund may each purchase Index Futures on foreign stock indexes, including those which may trade outside the United States. The Domestic Bond Fund, the International Bond Fund and the Currency Hedged International Bond Fund, the Global Bond Fund, the Emerging Country Debt Fund and the Inflation Indexed Bond Fund may each purchase Index Futures on domestic and (except for the Domestic Bond Fund) foreign fixed income securities indexes, including those which may trade outside the United States. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC.


         An Index Future may call for "physical delivery" or be "cash settled." An Index Future that calls for physical delivery is a contract to buy an integral number of units of the particular securities index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. While a Fund that purchases an Index Future that calls for physical delivery is obligated to pay the face amount on the stated date, such an Index Future may be closed out on that date or any earlier date by selling an Index Future with the same face amount and contract date. This will terminate the Fund's position and the Fund will realize a profit or a loss based on the difference between the cost of purchasing the original Index Future and the price obtained from selling the closing Index Future. The amount of the profit or loss is determined by the change in the value of the relevant index while the Index Future was held.

         Index Futures that are "cash settled" provide by their terms for settlement on a net basis reflecting changes in the value of the underlying index. Thus, the purchaser of such an Index Future is never obligated to pay the face amount of the contract. The net payment obligation may in fact be very small in relation to the face amount.

         The use of Index Futures involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investment in futures contracts.

         INTEREST RATE FUTURES. For the purposes previously described, the Fixed Income Funds (other than the Short-Term Income Fund) may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities. The use of interest rate futures involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Fund's investment in futures contracts.

         OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Descriptions and Risks of Fund Investment Practices -- Foreign Currency
Transactions" for a description of the Funds' use of options on currency futures.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES
-----------------------------------------------

         RISK MANAGEMENT. When futures and options on futures are used for risk management, a Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. For example, if a Fixed Income Fund wants to increase its exposure to a particular fixed income security, the Fund may take long positions in futures contracts on that security. Likewise, if an Equity Fund holds a portfolio of stocks with an average volatility (beta) lower than that of the Fund's benchmark securities index as a whole (deemed to be 1.00), the Fund may purchase Index Futures to increase its average volatility to
1.00. In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not segregate assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variable margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios which do not engage in risk management transactions. A Fund will not, however, use futures and options on futures to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally engage in risk management to increase the average volatility (beta) of that Fund's portfolio above 1.00, the level of risk (as measured by volatility) that would be present if the Fund were fully invested in the securities comprising the relevant index. However, a Fund may invest in futures and options on futures without regard to this limitation if the face value of such investments, when aggregated with the Index Futures equity swaps and contracts for differences as described below does not exceed 10% of a Fund's assets.


         HEDGING. To the extent indicated elsewhere, a Fund may also enter into options, futures contracts and buy and sell options thereon for hedging. For example, if a Fund wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of the Fund's fixed income security, the value of the futures contract should increase. Likewise, the Equity Funds may sell equity index futures if a Fund wants to hedge its equity securities against a general decline in the relevant equity market(s). The Funds may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that a Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions (including the proceeds from this offering) to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in a Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, the Fund may purchase call options or write put options as a substitute for the purchase of futures contracts. See "Description and Risks of Fund Investment Practices -- Foreign Currency Transactions" for more information regarding the currency hedging practices of certain Funds.


         INVESTMENT PURPOSES. To the extent indicated elsewhere, a Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, a Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for a Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. This use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

         When any Fund purchases futures contracts for investment, it will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount which, together with the initial and variation margin deposited on the futures contracts, is equal to the face value of the futures contracts at all times while the futures contracts are held.

         Incidental to other transactions in fixed income securities, for investment purposes a Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below. When a Fund creates a "synthetic" bond with a futures contract, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value at least equal to the face amount of the futures contract (less the amount of any initial or variation margin on deposit).

         SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of a Fund's portfolio. For example, if a Fund's portfolio includes stocks of companies with medium-sized equity capitalization (e.g., between $300 million and $5.2 billion) and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P 500) (to synthetically buy the larger capitalization stocks). When the expected trend has played out, the Fund would then close out both futures contract positions. A Fund will only enter into these combined positions if (1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that the Fund would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) the Fund segregates an amount of cash, U.S. Government Securities and other high-quality debt obligations whose value, marked-to-market daily, is equal to the Fund's current obligations in respect of the long futures contract positions. If a Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manager will enter into these combined positions only if the Manager expects that, overall, the Fund will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. A Fund may also use swaps and options on futures to achieve the same objective. For more information, see Appendix A, "Risks and Limitations of Options, Futures and Swaps."

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS
--------------------------------------------

         As has been described in the "Investment Objectives and Policies" section above, many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options. The use of swap contracts and other two-party contracts involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investments in swaps and other two-party contracts.

         SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A Fund will usually enter into swaps on a net basis, i.e., the two returns are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two returns.

         INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

         EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. As described under "Investment Objectives and Policies -- Fixed Income Funds -- Global Hedged Equity Fund," equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.


         If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. The Funds will not use long equity swap contracts to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally enter an equity swap contract to increase the volatility (beta) of the Fund's portfolio above 1.00, the volatility that would be present in the stocks comprising the Fund's benchmark index. However, a Fund may invest in long equity swap contracts without regard to this limitation if the notional amount of such equity swap contracts, when aggregated with the Index Futures as described above and the contracts for differences as described below, does not exceed 10% of a Fund's net assets.


         Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. As to one of the baskets, the Fund's return is based on theoretical long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences. The Funds will only enter into contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket - resulting in a loss to the Fund, even in circumstances where the securities in both the long and short baskets appreciate in value.

         Except for instances in which a Fund elects to obtain leverage up to the 10% limitation mentioned above, a Fund will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount equal to the aggregate of net payment obligations on its swap contracts and contracts for differences, marked to market daily.

         A Fund may enter into swaps and contracts for differences for hedging, investment and risk management. When using swaps for hedging, a Fund may enter into an interest rate, currency or equity swap, as the case may be, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For risk management or investment purposes a Fund may also enter into a contract for differences in which the notional amount of the theoretical long position is greater than the notional amount of the theoretical short position. A Fund will not normally enter into a contract for differences to increase the volatility (beta) of the Fund's portfolio above 1.00. However, a Fund may invest in contracts for differences without regard to this limitation if the aggregate amount by which the theoretical long positions of such contracts exceed the theoretical short positions of such contacts, when aggregated with the Index Futures and equity swaps contracts as described above, does not exceed 10% of a Fund's net assets.

         INTEREST RATE CAPS, FLOORS AND COLLARS. The Funds may use interest rate caps, floors and collars for the same purposes or similar purposes as for which they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.
Except when using such contracts for risk management, each Fund will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount at least equal to its obligations, if any, under interest rate cap, floor and collar arrangements. As with futures contracts, when a Fund uses notional amount contracts for risk management it is only required to segregate assets equal to its net payment obligation, not the notional amount of the contract. In those cases, the notional amount contract will have the effect of providing a degree of investment leverage similar to the leverage associated with non-segregated futures contracts. The Funds' use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options present the same risks and similar opportunities to those associated with futures and related options. For a description of certain limitations on the Funds' use of caps, floors and collars, see Appendix A, "Risks and Limitations of Options, Futures and Swaps -- Additional Regulatory Limitations on the Use of Futures, Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts." Because caps, floors and collars are recent innovations for which standardized documentation has not yet been developed they are deemed by the SEC to be relatively illiquid investments which are subject to a Fund's limitation on investment in illiquid securities. See "Description and Risks of Fund Investments -- Illiquid Securities."

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

         To the extent each of the International Funds and the Fundamental Value Fund is invested in foreign securities, it may buy or sell foreign currencies or may deal in forward foreign currency contracts, that is, agree to buy or sell a specified currency at a specified price and future date. These Funds may use forward contracts for hedging, investment or currency risk management.

         These Funds may enter into forward contracts for hedging under three circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

         Third, the Funds may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Funds may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Funds assume the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies. See Appendix A, "Risks and Limitations of Options, Futures and Swaps."

         A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, the Funds may be required to forego the benefits of advantageous changes in the exchange rates.


         Each of the International Funds may also enter foreign currency forward contracts for investment and currency risk management. When a Fund uses currency instruments for such purposes, the foreign currency exposure of the Fund may differ substantially from the currencies in which the Fund's investment securities are denominated. However, a Fund's aggregate foreign currency exposure will not normally exceed 100% of the value of the Fund's securities, except that a Fund may use currency instruments without regard to this limitation if the amount of such excess, when aggregated with futures contracts, equity swap contracts and contracts for differences used in similar ways, does not exceed 10% of a Fund's net assets. The International Bond Fund, the Currency Hedged International Bond Fund, the Global Bond Fund and the Emerging Country Debt Fund may each also enter into foreign currency forward contracts to give fixed income securities denominated in one currency (generally the U.S. dollar) the risk characteristics of similar securities denominated in another currency as described above under "Uses of Options, Futures and Options on Futures--Investment Purposes" or for risk management in a manner similar to such Funds' use of futures contracts and related options. For a description of the particular manner in which the Currency Hedged International Core Fund may engage in foreign currency transactions, see "Investment Objectives and Policies -- Currency Hedged International Core Fund."


         Except to the extent that the Funds may use such contracts for risk management, whenever a Fund enters into a foreign currency forward contract, other than a forward contract entered into for hedging, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value, marked to market daily, equal to the amount of the currency required to be delivered. A Fund's ability to engage in forward contracts may be limited by tax considerations.

         A Fund may use currency futures contracts and related options and options on currencies for the same reasons for which they use currency forwards. Except to the extent that the Funds may use futures contracts and related options for risk management, a Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will maintain an amount of cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian equal in value to the difference. Alternatively, the Fund may cover the call option by owning securities denominated in the currency with a value equal to the face amount of the contract(s) or through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

REPURCHASE AGREEMENTS
---------------------

         A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY
------------------------------------------------

         Debt and Other Fixed Income Securities include fixed income securities of any maturity, although, under normal circumstances, a Fixed Income Fund (other than the Short-Term Income Fund) will only invest in a security if, at the time of such investment, at least 65% of its total assets will be comprised of bonds, as defined in "Investment Objectives and Policies -- Fixed Income Funds" above. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

         Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

         Because interest rates vary, it is impossible to predict the future income of a Fund investing in such securities. The net asset value of each such Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

TEMPORARY HIGH QUALITY CASH ITEMS
---------------------------------

         As described under "Investment Objectives and Policies" above, many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of a segregated account. These cash items must be of high quality and may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities a Fund will seek to minimize credit risk with respect to such investments. The Short-Term Income Fund may make many of the same investments, although it imposes less strict restrictions concerning the quality of such investments. See "Investment Objectives and Policies -- Fixed Income Funds -- Short-Term Income Fund" for a general description of various types of money market instruments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES
------------------------------------------------------------

         U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer.

         Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

         Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

         In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES
-------------------------------------------------

         Mortgage-backed and other asset-backed securities may be issued by the U.S. government, its agencies or instrumentalities, or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Descriptions and Risks of Fund Investment Practices -- Adjustable Rate Securities" below.

         Other "asset-backed securities" include securities backed by pools of automobile loans, educational loans and credit card receivables. Mortgage-backed and asset-backed securities of non-governmental issuers involve prepayment risks similar to those of U.S. government guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"); STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

         CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.


COMMERCIAL MORTGAGE-RELATED SECURITIES. The Fund may invest in commercial mortgage-related securities. Commercial mortgage-related securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. The commercial mortgage-related securities market is newer and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-related securities.

     Commercial mortgage-related securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-related securities have been issued in public or private transactions by a variety of public and private issuers.

     The commercial mortgage loans that underlie commercial mortgage-related securities generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-related securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-related securities may have a lower prepayment risk than residential mortgage-related securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, as described in the next paragraph, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans.

     Mortgage-related securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, designed to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default is designed to ensure timely payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through subordination of other debt, guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. There can be no assurance that credit support will be sufficient to ensure the timely payment of principal and/or interest. Delinquencies or losses in excess of those anticipated could adversely affect the return on investment in such security. The Fund will not pay any separately stated fees for such credit support, although the existence of credit support may increase the price of a security.


ADJUSTABLE RATE SECURITIES
--------------------------

         Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

LOWER RATED SECURITIES
----------------------

         Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB by Standard & Poor's or below Baa by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower Rated Securities"). A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

         Lower Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower Rated Securities. This reduced liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS
-----------

         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines and other countries.

         Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

         Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES
----------------------

         A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO and PO strips.

INDEXED SECURITIES
------------------

         Indexed Securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively  indexed;  that  is,  their  maturity  value  may  increase  when the specified  currency  value  increases,  resulting  in a security  that  performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

         Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

FIRM COMMITMENTS
----------------

         A firm commitment agreement is an agreement with a bank or broker-dealer for the purchase of securities at an agreed-upon price on a specified future date. A Fund may enter into firm commitment agreements with such banks and broker-dealers with respect to any of the instruments eligible for purchase by the Fund. A Fund will only enter into firm commitment arrangements with banks and broker-dealers which the Manager determines present minimal credit risks. Each such Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the Fund's obligations under firm commitment agreements.

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS
------------------------------------------

         Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

         Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS
--------------------------------------------------------

         Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

         Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         A Fund which makes such investments will establish segregated accounts with its custodian in which the Fund will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES
-------------------

         Each Fund (except for the Asset Allocation Funds) may purchase "illiquid securities," i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment, which include securities whose disposition is restricted by securities laws, so long as no more than 15% (or, in the case of the Foreign Fund only, 10%) of net assets would be invested in such illiquid securities. Each Fund currently intends to invest in accordance with the SEC staff view that repurchase agreements maturing in more than seven days are illiquid securities. The SEC staff has stated informally that it is of the view that over-the-counter options and securities serving as cover for over-the-counter options are illiquid securities. While the Trust does not agree with this view, it will operate in accordance with any relevant formal guidelines adopted by the SEC.

         In addition, the SEC staff considers equity swap contracts, caps, floors and collars to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not enter into an equity swap contract or a reverse equity swap contract or purchase a cap, floor or collar if, as a result of the investment, the total value (i.e., marked-to-market value) of such investments (without regard to their notional amount) together with that of all other illiquid securities which the Fund owns would exceed 15% (or, in the case of the Foreign Fund only, 10%) of the Fund's total assets.

SPECIAL ASSET ALLOCATION FUND CONSIDERATIONS
--------------------------------------------

         The Manager does not charge an investment management fee for asset allocation advice provided to the Asset Allocation Funds, but certain other expenses such as custody, transfer agency and audit fees will be borne by the Asset Allocation Funds. Investors in Asset Allocation Funds will also indirectly bear a proportionate share of the Total Operating Expenses (including investment management, custody, transfer agency, audit and other Fund expenses) of the underlying Funds in which the Asset Allocation Funds invest, as well as any purchase premiums or redemption fees charged by such underlying Funds. Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Asset Allocation Funds in underlying Funds with higher fees, despite the investment interests of the Asset Allocation Funds. The Manager is legally obligated to disregard that incentive in selecting shares of the underlying Funds.

                                MULTIPLE CLASSES
                                ----------------

         Each Fund (except the Short-Term Income Fund) offers three classes of shares: Class I, Class II and Class III. The Short-Term Income Fund offers only Class III Shares. Eligibility generally depends on the size of a client's total investment with GMO, as described more fully in this section. The Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, International Core Fund and Emerging Markets Fund each offer three additional classes (Class IV, Class V and Class VI Shares) for clients making very large investments in these Funds or making investments in these Funds in conjunction with a very large commitment of assets to GMO. See "Eligibility for Classes."

SHAREHOLDER SERVICE FEES
------------------------

         The principal economic difference among the various classes of shares is the level of Shareholder Service Fee which the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

         The Trust has adopted a Shareholder Servicing Plan with respect to the multiple classes of shares. Pursuant to the terms of the Shareholder Servicing Plan, the classes will pay the following Shareholder Service Fees, expressed as an annual percentage of the average daily net assets attributable to that class of shares:

                  Shareholder Service Fee
-----------------------------   ----------   ----------   -----------
Fund                             Class I     Class II     Class III
-----------------------------   ----------   ----------   -----------
All Funds (except Asset           0.28%        0.22%        0.15%
Allocation Funds)
-----------------------------   ----------   ----------   -----------
Asset Allocation Funds*           0.13%        0.07%        0.00%
-----------------------------   ----------   ----------   -----------


-----------------------------   ----------   ----------   -----------
Fund                            Class IV      Class V      Class VI
-----------------------------   ----------   ----------   -----------
Core, Value, Growth and           0.12%        0.09%        0.07%
U.S. Sector Funds
-----------------------------   ----------   ----------   -----------
International Core Fund           0.11%        0.07%        0.04%
-----------------------------   ----------   ----------   -----------
Emerging Markets Fund             0.10%        0.05%        0.02%
-----------------------------   ----------   ----------   -----------

* The Asset Allocation Funds will invest in Class III Shares of underlying Funds and will therefore also indirectly bear a Shareholder Service Fee of 0.15%. Thus, the total Shareholder Service Fee borne by Class I, Class II and Class III

Shares of the Asset Allocation Funds is the same as that borne by Class I, Class II and Class III Shares, respectively, of the other Funds.

CLIENT SERVICE - GMO AND GMO FUNDS
----------------------------------

         A significant distinction among classes is that clients eligible for Class I or Class II Shares are serviced by the Manager's GMO FUNDS DIVISION, a division of GMO established in April of 1996 to deliver institutional quality service and reporting to clients generally committing between $1 million and $35 million to GMO's management.

         Clients eligible to purchase Class III, Class IV, Class V and Class VI Shares will be serviced directly by the Manager.

ELIGIBILITY FOR CLASSES
-----------------------

         Class I, Class II and Class III Shares: With certain exceptions described below, eligibility for Class I, Class II, and Class III Shares depends on a client's "TOTAL INVESTMENT" with GMO.

         For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment is equal at any time to the aggregate of all amounts contributed by the client to any GMO Fund, less the "INVESTMENT COST" of all redemptions by the client from such Funds. Where applicable, the market value of assets managed by GMO for the client other than in a mutual fund, as of the prior month end, will be added to the client's Total Investment. For purposes of class eligibility, market appreciation or depreciation of a client's mutual fund account is not considered; the Total Investment of a client is affected only by the amount of purchases and redemptions made by the client. Further, it is assumed that any redemptions made by a client are satisfied first by market appreciation so that a redemption does not have Investment Cost except to the extent that the redemption or withdrawal exceeds the market appreciation of the client's account in a Fund.

         Subject to the exceptions set forth following this table, the minimum Total Investment for a new client (establishing a GMO Account after June 1,
1996) to be eligible for Class I, II or III Shares is set forth in the following table:

----------------------   ----------------------------
                           MINIMUM TOTAL INVESTMENT
----------------------   ----------------------------
       Class I                    $1 Million
----------------------   ----------------------------
      Class II                   $10 Million
----------------------   ----------------------------
      Class III                  $35 Million
----------------------   ----------------------------

         Investments by defined contribution pension plans (such as 401(k) plans) will be accepted only in Class I Shares regardless of the size of the investment, and will not be eligible to convert to other classes.

         For Clients with Accounts as of May 31, 1996: Any client of GMO whose Total Investment as of May 31, 1996 was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Any client whose Total Investment as of May 31, 1996 was less than $7 million, but greater than $0, will convert to Class II Shares on or shortly after July 31, 1997. For clients with GMO accounts as of May 31, 1996, their initial Total Investment will equal the market value of all of their GMO investments as of the close of business on May 31, 1996 and will subsequently be calculated as described in the preceding section.

         Class IV, Class V and Class VI Shares: Class IV, Class V and Class VI Shares bear significantly lower Shareholder Service Fees than other classes and are designed to accommodate clients making very large investments in the Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, International Core Fund and/or Emerging Markets Fund or that are making investments into one or more of these Funds in conjunction with a very large commitment of assets to quantitative investment management by GMO.

         In order to purchase a particular class of Class IV, Class V and Class VI Shares, a client must meet either (i) a minimum "TOTAL FUND INVESTMENT" requirement, which includes only a client's total investment in the Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, International Core Fund or Emerging Markets Fund, or (ii) a minimum "Total Investment" requirement, calculated as described above for Class I, Class II and Class III Shares. A client's Total Fund Investment and Total Investment will include the market value of all such accounts as of May 31, 1996, plus the value of all purchases of Fund shares made after such date and less the value of redemptions of Fund shares after such date. The minimum Total Fund Investment and Total Investment criteria for each class of Fund Shares is set forth below:

---------------------------   -----------------   -----------------
                               MINIMUM TOTAL       MINIMUM TOTAL
TYPE OF SHARES                FUND INVESTMENT        INVESTMENT
---------------------------   -----------------   -----------------
Class IV Shares:
---------------------------   -----------------   -----------------
Core Fund, Value Fund,          $150 million        $300 million
Growth Fund, U.S. Sector
Fund  and International
Core Fund
---------------------------   -----------------   -----------------
  Emerging Markets Fund         $ 50 million        $300 million
---------------------------   -----------------   -----------------
Class V Shares:
---------------------------   -----------------   -----------------
Core Fund, Value Fund,          $300 million        $500 million
Growth Fund, U.S. Sector
Fund and International
Core Fund
---------------------------   -----------------   -----------------
  Emerging Markets Fund         $100 million        $500 million
---------------------------   -----------------   -----------------
Class VI Shares:
---------------------------   -----------------   -----------------
Core Fund, Value Fund,          $500 million        $800 million
Growth Fund, U.S. Sector
Fund and International
Core Fund
---------------------------   -----------------   -----------------
  Emerging Markets Fund         $150 million        $800 million
---------------------------   -----------------   -----------------

         There is no minimum for subsequent investments into any class of shares.

         The Manager will make all determinations as to aggregation of client accounts for purposes of determining eligibility.

CONVERSIONS BETWEEN CLASSES
---------------------------


         On July 31 of each year (the "DETERMINATION DATE") the value of each client's Total Investment with GMO, as defined above, will be determined. Based on that determination, each client's shares of all Funds will be automatically converted to the class with the lowest Shareholder Service Fee for which the client is eligible based on the amount of their Total Investment (and, in the case of Class IV, V and VI Shares, such client's Total Fund Investment) on the Determination Date. The conversion will occur within 15 business days following the Determination Date. Also, if a client makes an investment in a GMO Fund or puts additional assets under GMO's management so as to cause the client to be eligible for a new class of shares, such determination will be made as of the close of business on the last day of the month in which the investment was made, and the conversion will be effected within 15 business days of that month-end.


         The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

         Certain special rules will be applied by the Manager with respect to clients for whom GMO managed assets prior to the creation of multiple classes on May 31, 1996. Clients whose Total Investment as of May 31, 1996 is equal to $7 million or more will be eligible to remain invested in Class III Shares indefinitely (despite the normal $35 million minimum), provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 is less than $7 million will be converted to Class II Shares, (rather than Class I Shares), and such conversion will not occur until July 31, 1997 or slightly thereafter. Of course, if such a client makes an additional investment prior to July 31, 1997 such that their Total Investment on July 31, 1997 is $35 million or more, the client will remain eligible for Class III Shares.

         Investors should be aware that not all classes of all Funds are available in all jurisdictions.

                               PURCHASE OF SHARES
                               ------------------

         Shares of each Fund are available only from the Trust and may be purchased on any day when the New York Stock Exchange is open for business (a "business day"). Class I and Class II Shares may be purchased by calling (617) 790-5000. Class III, Class IV, Class V and Class VI Shares may be purchased by calling (617) 330-7500. See "Purchase Procedures" below.

         The purchase price of a share of each Fund is (i) the net asset value next determined after a purchase order is received in good order plus (ii) a premium, if any, established from time to time by the Trust for the particular Fund and class to be purchased. All purchase premiums are paid to and retained by the Fund and are intended to cover the brokerage and other costs associated with putting the investment to work in the relevant markets. Each class of shares of a Fund has the same rate of purchase premium. The purchase premiums currently in effect for each Fund are as follows:

Fund                                Purchase Premium
----                                ----------------

Short-Term Income Fund,
Domestic Bond Fund, Global Fund,
and Foreign Fund                         None

Inflation Indexed Bond Fund              0.10%

Core Fund, Tobacco-Free
Core Fund, U.S. Sector
Fund, Value Fund and Growth Fund         0.14%

Fundamental Value Fund,
International Bond Fund, Currency
Hedged International Bond Fund and
Global Bond Fund                         0.15%

Global Balanced Allocation Fund          0.31%

Japan Fund                               0.40%

Global (U.S.+) Equity Allocation Fund    0.42%


Small Cap Value Fund,
Small Cap Growth Fund,
Emerging Country Debt Fund and
Global Hedged Equity Fund                0.50%

International Core Fund,
Currency Hedged International
 Core Fund and
Global Properties Fund                   0.60%


World Equity Allocation Fund             0.69%


REIT Fund                                0.75%


International Equity Allocation Fund     0.80%



International Small Companies
 Fund                                    1.00%

Emerging Markets Fund                    1.60%



         Purchase premiums apply only to cash transactions. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Purchase premiums are not sales loads.

         For the Emerging Markets Fund, Emerging Country Debt Fund, International Bond Fund, Currency Hedged International Bond Fund, Inflation Indexed Bond Fund and Global Bond Fund only, the Funds will reduce the stated purchase premium by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. For the Fundamental Value Fund and Japan Fund only, the purchase premium may be waived if, generally due to off-setting transactions, a purchase resulted in minimal brokerage and/or other transaction costs. For the Global Properties Fund, it is expected that the purchase premium will be eliminated once the net assets of the Fund exceed $100 million. In all of these cases, the Manager will determine whether circumstances exist to waive a portion of the purchase premium. Absent a clear determination, the full premium will be charged.


         For all other Funds, the stated purchase premium may not be waived in any circumstance.

         Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. However, in the case of in-kind purchases involving transfers of large positions in markets where the costs of re-registration and/or other transfer expenses are high, the International Core Fund, Currency Hedged International Core Fund, International Small Companies Fund, Japan Fund and Global Hedged Equity Fund may each charge a premium of 0.10% and the Emerging Markets Fund may charge a premium of 0.20%.

         Shares may be purchased (i) in cash, (ii) in exchange for securities on deposit at The Depository Trust Company ("DTC") (or such other depository acceptable to the Manager), subject to the determination by the Manager that the securities to be exchanged are acceptable, or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities acceptable to the Manager as consideration for Fund shares will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

         The Manager will not approve securities as acceptable consideration for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the relevant Fund. Investors interested in making in-kind purchases should telephone the Manager at (617) 330-7500.

         For purposes of calculating the purchase price of Trust shares, a purchase order is received by the Trust on the day that it is in "good order" and is accepted by the Trust. For a purchase order to be in "good order" on a particular day, the investor's consideration must be received before the relevant deadline on that day. If the investor makes a cash investment, the deadline for wiring Federal funds to the Trust is 2:00 p.m.; if the investor makes an investment in-kind, the investor's securities must be placed on deposit at DTC (or such other depository as is acceptable to the Manager) and 2:00 p.m. is the deadline for transferring those securities to the account designated by the transfer agent, Investors Bank & Trust Company, One Lincoln Plaza, Boston, Massachusetts 02205. Investors should be aware that approval of the securities to be used for purchase must be obtained from the Manager prior to this time. When the consideration is received by the Trust after the relevant deadline, the purchase order is not considered to be in good order and is required to be resubmitted on the following business day. With the prior consent of the Manager, in certain circumstances the Manager may, in its discretion, permit purchases based on receiving adequate written assurances that Federal Funds or securities, as the case may be, will be delivered to the Trust by 2:00 p.m. on or prior to the fourth business day after such assurances are received.

         The International Core Fund may be available through a broker or dealer who may charge a transaction fee for purchases and redemptions of that Fund's shares. If shares of the International Core Fund are purchased directly from the Trust without the intervention of a broker or dealer, no such charge will be imposed.

PURCHASE PROCEDURES:

         (a) General: Investors should call the Trust at (617) 790-5000 before attempting to place an order for Class I or Class II Shares. Investors should call the Trust at (617) 330-7500 before attempting to place an order for Class III, Class IV, Class V or Class VI Shares. The Trust reserves the right to reject any order for Trust shares. DO NOT SEND CASH, CHECKS OR SECURITIES DIRECTLY TO THE TRUST. Wire transfer and mailing instructions are contained on the PURCHASE ORDER FORM which can be obtained from the Trust at the telephone numbers set forth above.

         Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will send a written confirmation (including a statement of shares owned) to shareholders at the time of each transaction.

         (b) Purchase Order Form: Investors must submit an application to the Trust and it must be accepted by the Trust before it will be considered in "good order."

         Class I and Class II Shares: A Purchase Order Form for Class I and Class II Shares may be obtained by calling the Trust at (617) 790-5000. This Order Form may be submitted to the Trust (i) By Mail to GMO Trust c/o GMO Funds Division, 40 Rowes Wharf, Boston, MA 02110; or (ii) By Facsimile to (617) 439-4290.


         Class III, Class IV, Class V and Class VI Shares: A Purchase Order Form for Class III Shares may be obtained by calling the Trust at (617) 330-7500. This Order Form may be submitted to the Trust (i) By Mail to GMO Trust c/o Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110;
Attention:  Shareholder  Services,  or  (ii) By  Facsimile  to  (617)  439-4192;
Attention: Shareholder Services.


         (c) Acceptance of Order: No purchase order is in "good order" until it has been accepted by the Trust. As noted above, investors should call the Trust at the telephone numbers indicated before attempting to place an order. If a Purchase Order Form is faxed to the Trust without first contacting the Trust, investors should not consider their order acknowledged until they have received notification from the Trust or have confirmed receipt of the order by contacting the Trust. A shareholder may confirm acceptance of a mailed or faxed purchase order by calling the Trust at (617) 330-7500 in the case of Class III, Class IV, Class V or Class VI Shares, or at (617) 790-5000 in the case of Class I or II Shares. If a Purchase Order is mailed to the Trust, it will be acted upon when received.

         (d) Payment: All Federal funds must be transmitted to Investors Bank & Trust Company for the account of the specific Fund of GMO Trust. "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

         Note: The Trust may attempt to process orders for Trust shares that are submitted less formally than as described above but, in such cases, the investor should carefully review confirmations sent by the Trust to verify that the order was properly executed. The Trust cannot be held responsible for failure to execute orders or improperly executing orders that are not submitted in accordance with these procedures.

                              REDEMPTION OF SHARES
                              --------------------

         Shares of each Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in "good order" less any applicable redemption fee. All redemption fees are paid to and retained by the Fund and are intended to cover the brokerage and other Fund costs associated with redemptions. All classes of a particular Fund bear the same redemption fee rate, if any.

         The redemption fees currently in effect for each Fund are as follows:

Fund                                      Redemption Fee
----                                      --------------


Global Balanced Allocation Fund            0.03%
Global (U.S.+) Equity Allocation Fund      0.05%
World Equity Allocation Fund               0.09%
International Equity Allocation Fund       0.10%
Inflation Indexed Bond Fund                0.10%
Emerging Country Debt Fund                 0.25%1
Global Properties Fund                     0.30%4
Emerging Markets Fund                      0.40%2
Small Cap Value Fund                       0.50%
Small Cap Growth Fund                      0.50%
International Small Companies Fund         0.60%
Japan Fund                                 0.61%
REIT Fund                                  0.75%
Global Hedged Equity Fund                  1.40%3


1 Applies only to shares acquired on or after July 1, 1995 (including shares acquired through the reinvestment of dividends and other distributions after such date).

2 Applies only to shares acquired on or after June 1, 1995 (including shares acquired through the reinvestment of dividends and other distributions after such date).

3 This redemption fee will be 0% unless the size of a redemption forces the Manager to an early termination of a hedging transaction to meet the redemption request.


4 It is expected that the redemption fee will be eliminated once the net assets of the Fund exceed $100 million.


         No redemption fees apply to redemptions of shares of any Funds other than the Funds listed above.

         Redemption fees apply only to cash transactions. These fees are paid to and retained by the Fund itself and are employed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Redemption fees are not sales loads or contingent deferred sales charges.


                  For the Emerging Markets Fund, Emerging Country Debt Fund and Inflation Indexed Bond Fund only, the Funds will reduce the stated redemption fee by 50% with respect to any portion of a redemption that is offset by a corresponding purchase occurring on the same day. For the Japan Fund only, the redemption fee may be waived if, generally due to off-setting transactions, a redemption resulted in minimal brokerage and/or other transaction costs. For the Global Properties Fund, it is expected that the redemption fee will be eliminated once the net assets of the Fund exceed $100 million. In each case, the Manager will determine if circumstances exist to waive a portion of the redemption fee. Absent a clear determination, the full fee will be charged.


                  For all other Funds (except the Global Hedged Equity Fund), the redemption fee may not be waived in any circumstance.

                  If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in-kind will be valued in accordance with the relevant Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by a Fund in-kind will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Any in-kind redemptions will be of readily marketable securities to the extent available. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

                  Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in "good order." A redemption request is in "good order" if it includes the exact name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. In addition, for a redemption request to be in "good order" on a particular day, the investor's request must be received by the Trust by 4:15 p.m. on a business day. When a redemption request is received after 4:15 p.m., the redemption request will not be considered to be in "good order" and is required to be resubmitted on the following business day. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust must specify, in full, the capacity in which they are acting. The redemption request will be considered "received" by the Trust only after (i) it is mailed to, and received by, the Trust at the appropriate address set forth above for purchase orders, or
(ii) it is faxed to the Trust at the appropriate facsimile number set forth above for purchase orders, and the investor has confirmed receipt of the faxed request by calling the Trust at (617) 330-7500 in the case of Class III, Class IV, Class V or Class VI Shares, or at (617) 790-5000 in the case of Class I or Class II Shares. In-kind distributions will be transferred and delivered as directed by the investor. Cash payments will be made by transfer of Federal funds for payment into the investor's account.

         When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.

         Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Because the International Funds each hold portfolio securities listed on foreign exchanges which may trade on days on which the New York Stock Exchange is closed, the net asset value of such Funds' shares may be significantly affected on days when shareholders have no access to such Funds.

                        DETERMINATION OF NET ASSET VALUE
                        --------------------------------

         The net asset value of a share is determined for each Fund once on each day on which the New York Stock Exchange is open as of 4:15 p.m., New York City Time, except that a Fund may not determine its net asset value on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the relevant Fund. A Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, unless circumstances dictate otherwise. Circumstances may dictate otherwise, among other times, when the issuer's creditworthiness has become impaired.

                  All other fixed income securities (which includes bonds, loans and structured notes) and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. While the Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. However, the Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied from another source) because of such price activity or because the Manager has other reasons to suspect that a price supplied may not be reliable.

                  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value.

                  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the International Funds. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Trustees or persons acting at their direction.

                  Because foreign securities, options on foreign securities and foreign futures are quoted in foreign currencies, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of the International Funds even though there has not been any change in the values of such securities and options, measured in terms of the foreign currencies in which they are denominated.

                                  DISTRIBUTIONS
                                  -------------

                  Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and interest it receives from its investments and net short-term capital gains). For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain. Each Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. The policy of each Domestic Equity Fund, the Short-Term Income Fund and the Domestic Bond Fund is to declare and pay distributions of its dividends and interest quarterly. The policy of each International Fund, each Asset Allocation Fund and the REIT Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. Each Fund also intends to distribute net short-term capital gains and net long-term gains at least annually.

         All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions.
Shareholders may make this election by marking the appropriate box on the Application or by writing to the Trust.

                                      TAXES
                                      -----

         Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund so qualifies, the Fund itself will not pay federal income tax on the amount distributed.

         Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested shares. Designated distributions of any long-term capital gains whether received in cash or reinvested shares are taxable as such to shareholders subject to federal income tax, regardless of how long a shareholder may have owned shares in the Fund. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.


         For corporate shareholders, any distributions received by the REIT Fund or the Global Properties Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.


         The back-up withholding rules do not apply to tax exempt entities so long as each such entity furnishes the Trust with an appropriate certification. However, other shareholders are subject to back-up withholding at a rate of 31% on all distributions of net investment income and capital gain, whether received in cash or reinvested in shares of the relevant Fund, and on the amount of the proceeds of any redemption of Fund shares paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding).

         The  foregoing  is  a  general   summary  of  the  federal  income  tax
consequences for shareholders who are U.S. citizens, residents or domestic corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS
-------------------------------------------------

         Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 31% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

FOREIGN TAX CREDITS
-------------------

         If, at the end of the fiscal year, more than 50% of the total assets of any Fund is represented by stock of foreign corporations, the Fund intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations. Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

LOSS OF REGULATED INVESTMENT COMPANY STATUS
-------------------------------------------

         A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay taxes on such gains, and make certain distributions.

                             MANAGEMENT OF THE TRUST
                             -----------------------


         Each Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 (the "Manager" or "GMO") which provides investment advisory services to a substantial number of institutional and other investors, including one other registered investment company. Grantham, Mayo, Van Otterloo & Co. LLC converted from a general partnership to a limited liability company ("LLC") on December 16, 1996. Each of the following four general partners holds a greater than 5% interest in the Manager: R. Jeremy Grantham, Richard A. Mayo, Eyk H.A. Van Otterloo and Kingsley Durant.


         Under separate Management Contracts with the Trust, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of any Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

         The Manager has entered into a Consulting Agreement (the "Consulting Agreement") with Dancing Elephant, Ltd., 1936 University Avenue, Berkeley, California 94704 (the "Consultant"), with respect to the management of the portfolio of the Emerging Markets Fund. The Consultant is wholly-owned by Mr. Arjun Divecha. Under the Consulting Agreement, the

Manager pays the Consultant a monthly fee at an annual rate equal to the greater of 0.50% of the Fund's average daily net assets or $500,000. The Consultant may from time to time waive all or a portion of its fee. Payments made by the Manager to the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

         Each Management Contract provides for payment to the Manager of a management fee at the stated annual rates set forth under Schedule of Fees and Expenses. The Management fee is computed and accrued daily, and paid monthly. In addition, with respect to each Fund, the Manager has voluntarily agreed to waive its fee and to bear certain expenses until further notice in order to limit each Fund's annual expenses to specified limits (with certain exclusions). These limits and the terms applicable to them are described under Schedule of Fees and Expenses.

                  During the fiscal year ended February 29, 1996, the Manager received, as compensation for management services rendered in such year (after waiver), the percentages of each Fund's average daily net assets as set forth below:

Fund                                    % of Average Net Assets
----                                    -----------------------

Core Fund                                         0.45%
Tobacco-Free Core Fund                            0.30%
Value Fund                                        0.56%
Growth Fund                                       0.43%
U.S. Sector Fund                                  0.42%
Small Cap Value Fund                              0.37%
Fundamental Value Fund                            0.70%
International Core Fund                           0.61%
International Small Companies Fund                0.56%
Japan Fund                                        0.60%
Emerging Markets Fund                             0.98%
Global Hedged Equity Fund                         0.59%
Domestic Bond Fund                                0.19%
Short-Term Income Fund                            0.00%
International Bond Fund                           0.27%
Currency Hedged International Bond Fund           0.26%
Emerging Country Debt Fund                        0.34%
Currency Hedged International Core Fund           0.32%
Global Bond Fund                                  0.00%


         Mr. R. Jeremy Grantham and Christopher Darnell are primarily responsible for the day-to-day management of the Core Fund, the Tobacco-Free Core Fund, the Growth Fund, the U.S. Sector Fund, the Small Cap Value Fund and the Small Cap Growth Fund. Each has served in this capacity for more than five years. Mr. William L. Nemerever, Mr. Thomas F. Cooper and Mr. Steven Edelstein are primarily responsible for the day-to-day management of the Fixed Income
Funds other than the Global Hedged Equity Fund. Each of Messrs. Nemerever and Cooper has served in this capacity since the inception of all of these Funds except the Short-Term Income Fund. Messrs. Nemerever and Cooper have served as the managers of the Short-Term Income Fund since 1993. Mr. Edelstein has served in this capacity since 1995. Prior to 1993, the Short-Term Income Fund was managed by Mr. Robert Brokaw. Mr. Richard A. Mayo has been primarily responsible for the day-to-day management of the Fundamental Value Fund since the Fund's inception. Mr. Mayo and Mr. Christopher Darnell have been primarily responsible for the day-to-day management of the Value Fund since the Fund's inception. Mr. Darnell, Mr. Brokaw and Mr. Richard McQuaid will be primarily responsible for the day-to-day Management of the REIT Fund. Mr. Grantham, Mr. Darnell and Mr. Forrest Berkley have been primarily responsible for the day-to-day management of each of the Currency Hedged International Core Fund, the International Small Companies Fund, the Japan Fund and the Global Hedged Equity Fund since inception of the Funds and have served as managers of the International Core Fund for the last six years. Mr. Arjun Bhagwan Divecha has been primarily responsible for the day-to-day management of the Emerging Markets Fund since the inception of the Fund. Day-to-day management of the Foreign Fund, the Global Fund and each of the Asset Allocation Funds is the responsibility of a committee and no person or persons is primarily responsible for making recommendations to that committee. Mr. Eyk H.A. Van Otterloo has been primarily responsible for the day-to-day management of the Global Properties Fund since its inception.

         Mr. Grantham, Mr. Mayo and Mr. Van Otterloo are all founding partners of the Manager and have been engaged by the Manager in equity and fixed-income portfolio management since its inception in 1977. Mr. Grantham serves as President - Quantitative, Mr. Mayo serves as President - Domestic Active and Mr. Van Otterloo serves as President- International of the Trust. Mr. Darnell has been with the Manager since 1979 and has been involved in equity portfolio management for more than ten years. Mr. Berkley and Ms. Chu have each been with the Manager for more than eight years and have each been involved in equity portfolio management (principally of international equities) for more than six years. Mr. Nemerever and Mr. Cooper have been employed by the Manager in fixed-income portfolio management since October, 1993. For the five years prior to October, 1993, Mr. Nemerever was employed by Boston International Advisors and Fidelity Management Trust Company in fixed-income portfolio management. For the five years prior to October, 1993, Mr. Cooper was employed by Boston
International Advisors, Goldman Sachs Asset Management and Western Asset Management in fixed-income portfolio management. Mr. Edelstein joined the Manager in June 1995. For the five years prior to that, Mr. Edelstein was Vice President in the Fixed Income Futures and Options Group at Morgan Stanley & Company. Mr. Divecha is the sole shareholder and President of the Consultant which he organized in September 1993. From 1981 until September 1993, Mr. Divecha was employed by BARRA and during this period he was involved in equity portfolio management for more than five years.


         Pursuant to an Administrative Services Agreement with GMO, Investors Bank & Trust Company provides administrative services to each of the Funds. GMO pays Investors Bank & Trust Company an annual fee for its services to each Fund.


         Pursuant to a Servicing Agreement with the Trust on behalf of each class of shares of each Fund, Grantham, Mayo, Van Otterloo & Co. LLC, in its capacity as the Trust's shareholder servicer (the "Shareholder Servicer") provides direct client service, maintenance and reporting to shareholders of each class of shares. Such servicing and reporting services include, without limitation, professional and informative reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in the correction and maintenance of client-related information.

                         ORGANIZATION AND CAPITALIZATION
                         -------------------------------
                                  OF THE TRUST
                                  ------------

         The Trust was established on June 24, 1985 as a business trust under Massachusetts law. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into twenty-nine series of shares: one for each Fund and one for the Pelican Fund. All shares of all series are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. All shares entitle their holders to one vote per share. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together as a single class and (ii) when the Trustees have determined that the matter does not affect a Fund, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares or as otherwise required by law. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of any other Fund. Shareholders holding a majority of the outstanding shares of all series may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent.


         On January 2, 1997, the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:


Fund                       Shareholders
----                       ------------


Tobacco-Free Core Fund     Dewitt  Wallace - Reader's  Digest Fund,  Inc.;  Lila
                           Wallace - Reader's Digest Fund, Inc.


U.S. Sector Fund           John  D.   MacArthur   &   Catherine   T.   MacArthur
                           Foundation; Yale University; Bost & Co. /BAMF8721002


Fundamental Value Fund     Yale University; Leland Stanford Junior University II


Small Cap Growth Fund      Bankers Trust  Company as Trustee,  GTE Service Corp.
                           Pension Trust



Domestic Bond Fund         Bankers Trust  Company as Trustee,  GTE Service Corp.
                           Pension Trust


Short-Term Income Fund     The Directors Fund Limited Partnership

Currency Hedged            Bankers Trust Company as Trustee,  GTE  Service Corp.
  International Bond Fund  Pension Trust

Global Hedged Equity Fund  Bankers Trust  Company as Trustee,  GTE Service Corp.
                           Pension Trust

Global Bond Fund           Essex & Company

REIT Fund                  Bankers Trust  Company as Trustee,  GTE Service Corp.
                           Pension Trust


Global Properties Fund     Eyk Van Otterloo

Global Balanced            Providence   Washington   Insurance   Co.  Employees'
  Allocation Fund          Pension Plan

Global (U.S.+) Equity      Milbank Foundation for Rehabilitation
  Allocation Fund

International Equity       M.D. Co. FBO Memorial Drive Trust
  Allocation Fund

World Equity Allocation    RJR Nabisco Canada Master Trust
  Fund


As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

         Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.


                     CERTAIN FINANCIAL INFORMATION RELATING
                     --------------------------------------
                             TO THE GMO FOREIGN FUND
                             -----------------------

         As discussed in "Financial Highlights -- Foreign Fund" above, the Foreign Fund commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of The Common Fund for Nonprofit Organizations (the "GMO Pool") as the Foreign Fund, pursuant to an Agreement and Plan of Reorganization which provided that
(i) the GMO Pool be discontinued and its assets and liabilities distributed pro rata to the unitholders of the GMO Pool as a liquidating distribution, and (ii) such assets and liabilities immediately thereafter be transferred by the unitholders to the Foreign Fund in exchange for shares of the Foreign Fund. The Foreign Fund's portfolio of investments on June 28, 1996 was the same as the portfolio of the GMO Pool immediately prior to the transfer, and the Foreign
Fund will operate under investment policies, objectives, guidelines and restrictions that are in all material respects equivalent to those of the GMO Pool.

         The GMO Pool was not a registered investment company as it was exempt from registration under the 1940 Act. Since, in a practical sense, the GMO Pool constitutes a predecessor of the Foreign Fund, the Trust calculates the performance for the Foreign Fund for periods prior to June 28, 1996 by including the total return of the GMO Pool.


Average Annual Total Return. The Foreign Fund from time to time may advertise certain investment performance figures. These figures are based on historical earnings but past performance data is not necessarily indicative of future performance of the Fund. All performance information will be provided net of Fund and GMO Pool expenses. The Fund may, in conformance with SEC guidelines, advertise its total return for various periods of time by determining, over a period of time stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.

The performance data quoted below includes the performance of the GMO Pool for periods before the commencement of operations of the Foreign Fund. Performance data relating to Class II and Class III Shares of the Foreign Fund has not been restated because the historical level of expenses for the GMO Pool (0.83% per annum) was higher than the expenses anticipated for Class II and Class III
Shares of the Foreign Fund (0.75% and 0.82% per annum). Performance data relating to Class I Shares of the Foreign Fund has been restated because the historical level of expenses for the GMO Pool (0.83% per annum) was lower than the expenses anticipated for the Class I Shares of the Foreign Fund (0.88% per annum). The GMO Pool was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the GMO Pool had been registered under the 1940 Act, its performance may have been adversely affected.

Average Annual total Return for the periods ended December 31, 1995:

                  Class II and III Shares   Class I Shares
                  -----------------------   --------------
1-year return                  13.85%             13.80%
3-year return                  19.63%             19.57%
5-year return                  12.87%             12.81%
10-year return                 15.95%             15.88%
Since inception (9/1/84)       19.73%             19.67%




--------------------------------------------------------------------------------

                             SHAREHOLDER INQUIRIES
                             ---------------------
             Shareholders may direct inquiries regarding CLASS III,
                      CLASS IV, CLASS V OR CLASS VI Shares
                   to Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                                (1-617-330-7500)

     Shareholders may direct inquiries regarding CLASS I or CLASS II Shares to GMO Funds Division,
                        40 Rowes Wharf, Boston, MA 02110
                                (1-617-790-5000)


--------------------------------------------------------------------------------

                                   APPENDIX A
                                   ----------

               RISKS AND LIMITATIONS OF OPTIONS, FUTURES AND SWAPS
               ---------------------------------------------------



        Limitations on the Use of Options and Futures Portfolio Strategies. As noted in "Descriptions and Risks of Fund Investment Practices--Futures and Options" above, the Funds may use futures contracts and related options for hedging and, in some circumstances, for risk management or investment but not for speculation. Thus, except when used for risk management or investment, each such Fund's long futures contract positions (less its short positions) together with the Fund's cash (i.e., equity or fixed income) positions will not exceed the Fund's total net assets.

         The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

         Risk Factors in Options Transactions. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

         An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter-option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

         The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

         The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

         Risk Factors in Futures Transactions. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency (e.g., the German Mark) is used to hedge a security denominated in another currency (e.g., the Spanish Peseta). In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

         As noted in the Prospectus, a Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

         The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realized in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

         Risk Factors in Swap Contracts, OTC Options and other Two-Party Contracts. A Fund may only close out a swap, contract for differences, cap floor or collar or OTC option, with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to swap contracts. The Manager will closely monitor subject to the oversight of the Trustees, the creditworthiness of contract counterparties and a Fund will not enter into any swaps, caps, floors or collars, unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service or Standard and Poor's Corporation at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

         Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts. In accordance with CFTC regulations, investments by any Fund as provided in the Prospectus in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that a Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets.

         The Manager and the Trust do not believe that the Fund's respective obligations under equity swap contracts, reverse equity swap contracts or Index Futures are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap contract will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other high grade debt obligations having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. Likewise, when a Fund takes a short position with respect to an Index Futures contract the position must be covered or the Fund must maintain at all times while that position is held by the Fund, cash, U.S. government securities or other high grade debt obligations in a segregated account with its custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value.

         The use of unsegregated futures contracts, related written options, interest rate floors, caps and collars and interest rate and currency swap contracts for risk management by a Fund permitted to engage in any or all of such practices is limited to no more than 10% of a Fund's total net assets when aggregated with such Fund's traditional borrowings in accordance with SEC pronouncements. This 10% limitation applies to the face amount of unsegregated futures contracts and related options and to the amount of a Fund's net payment obligation that is not segregated against in the case of interest rate floors, caps and collars and interest rate and currency swap contracts.

                                   APPENDIX B
                                   ----------

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
                   -------------------------------------------



COMMERCIAL PAPER RATINGS
------------------------

         Commercial paper ratings of Standard & Poor's Corporation ("Standard & Poor's") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard and Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE DEBT RATINGS
----------------------

         Standard & Poor's Corporation. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Moody's Investors Service, Inc. The following is a summary of the ratings used by Moody's Investor Services, Inc. for corporate debt:

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.1

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.1

BAA - Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

1.       An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.       There is lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols 1Aa1, A1, Baa1, and B1.

                                    GMO TRUST


                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a) Financial Statements: See "Financial Highlights" in the Prospectus and "Financial Statements" and "Report of Independent Accountants" in the Statement of Additional Information. The Financial Statements required pursuant to Item 23 of Form N-1A are hereby incorporated by reference to the Annual Reports and Semi-Annual Reports to shareholders previously filed with the Commission by means of EDGAR pursuant to the requirements of Section 30(d) of the 1940 Act and the rules promulgated thereunder.

     (b) Exhibits

         1.    Amended  and  Restated  Agreement  and  Declaration  of  Trust --
               Exhibit 1.

         2.    Amended and Restated By-laws of the Trust -- Exhibit 2.

         3.    None.

         4.    Not Applicable.

         5.    (a)  Form of Management Contracts between the Trust, on behalf of each of its GMO Core Fund, GMO Currency Hedged International Bond Fund, GMO International Core Fund, GMO Growth Fund (formerly "GMO Growth Allocation Fund"), Pelican Fund, GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO International Small Companies Fund, GMO Japan Fund, GMO Short-Term Income Fund, GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Fundamental Value Fund, GMO Tobacco-Free Core Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Bond Fund, GMO Emerging Country Debt Fund, GMO Emerging Markets Fund, GMO Domestic Bond Fund, GMO Global Hedged Equity Fund and GMO Currency Hedged International Core Fund, and Grantham, Mayo, Van Otterloo & Co. ("GMO")1;

               (b)  Form  of  Consulting  Agreement   (sub-advisory   agreement)
                    between GMO, on behalf of its GMO Emerging Markets Fund, and Dancing Elephant, Ltd.1;





               (c) Form of Management Contract between the Trust, on behalf of each of its GMO REIT Fund, GMO Global Bond Fund, GMO Foreign Fund, GMO International Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO Global Fund, GMO Small Cap Growth Fund and GMO Inflation Indexed Bond Fund, and GMO2;


               (d) Form of Management Contract between the Trust, on behalf of the GMO Global Properties Fund, and Grantham, Mayo, Van Otterloo & Co. LLC-Exhibit 5.


         6.    None.

         7.    None.

         8.    (a)  Custodian  Agreement (the "IBT Custodian  Agreement")  among the Trust, on behalf of its GMO Core Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Value Fund (formerly "GMO Value Allocation
                    Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), and GMO Short-Term Income Fund, GMO and Investors Bank & Trust Company ("IBT")1;

               (b) Custodian Agreement ("BBH Custodian Agreement") among the Trust, on behalf of its GMO International Core Fund and GMO Japan Fund, GMO and Brown Brothers Harriman & Co. ("BBH")1;

               (c) Custodian Agreement ("State Street Custodian Agreement") among the Trust, on behalf of its Pelican Fund, GMO and State Street Bank and Trust Company ("State Street")1;

               (d) Forms of Letter Agreements with respect to the IBT Custodian Agreement among the Trust, on behalf of its GMO Tobacco-Free Core Fund, GMO Fundamental Value Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Bond Fund, GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Emerging Country Debt Fund, GMO Domestic Bond Fund, GMO Currency Hedged International Core Fund, GMO and IBT1;

               (e) Forms of Letter Agreements with respect to the BBH Custodian Agreement among the Trust, on behalf of its GMO Emerging
                    Markets Fund, GMO Global Hedged Equity Fund and GMO International Small Companies Fund, GMO and BBH1;

               (f) Forms of Letter Agreements with respect to the IBT Custodian Agreement among the Trust, on behalf of its GMO REIT Fund, GMO Global Bond Fund, GMO International Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO Small Cap Growth Fund and Inflation Indexed Bond Fund, GMO and IBT2;


               (g) Forms of Letter Agreements with respect to the BBH Custodian Agreement among the Trust, on behalf of its GMO Foreign Fund, GMO Global Fund (formerly "GMO Global Active Fund"), GMO and BBH2.

               (h) Form of Letter Agreement with respect to the BBH Custodian Agreement among the Trust, on behalf of its GMO Global Properties Fund, Grantham, Mayo, Van Otterloo & Co. LLC and BBH - Exhibit 8.


         9.    (a)  Transfer Agency  Agreement among the Trust, on behalf of its
                    GMO Core Fund, GMO Currency Hedged International Bond Fund, GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Value Fund (formerly "GMO Growth Allocation Fund"), GMO Short-Term Income Fund, GMO International Core Fund and GMO Japan Fund, GMO and IBT1;

               (b) Forms of Letter Agreements to the Transfer Agency Agreement among the Trust, on behalf of each of its GMO Fundamental Value Fund, GMO Tobacco-Free Core Fund, GMO U.S. Sector Fund, GMO International Bond Fund, GMO Emerging Markets
                    Fund, GMO Emerging Country Debt Fund, GMO Domestic Bond Fund, GMO Global Hedged Equity Fund, GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO International Small Companies Fund, Pelican Fund and GMO Currency Hedged International Core Fund, GMO and IBT1;

               (c) Forms of Letter Agreements to the Transfer Agency Agreement among the Trust, on behalf of each of its GMO REIT Fund, GMO Global Bond Fund, GMO Foreign Fund, GMO International Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO Global Fund, GMO Small Cap Growth Fund and GMO Inflation Indexed Bond Fund, GMO and IBT2;


               (d) Form of Letter Agreement to the Transfer Agency Agreement among the Trust, on behalf of its GMO Global Properties Fund, Grantham, Mayo, Van Otterloo & Co. LLC and IBT --
                    Exhibit 9.1.

               (e) Form of Notification of Fee Waiver and Expense Limitation by Grantham, Mayo, Van Otterloo & Co. LLC to the Trust relating to all Funds of the Trust -- Exhibit 9.2.

               (f) Form of Amended and Restated Servicing Agreement between the Trust, on behalf of the Funds, and Grantham, Mayo, Van Otterloo & Co. LLC -- Exhibit 9.3.


         10.   (a)  Opinion  and  Consent  of Ropes & Gray with  respect  to all
                    Funds of the Trust (except with respect to the GMO REIT Fund, GMO Foreign Fund, GMO International Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO Global Fund, GMO Small Cap Growth Fund, GMO Inflation Indexed Bond Fund and GMO Global Properties Fund)2;


               (b) Opinion and Consent of Ropes & Gray with respect to the GMO REIT Fund, GMO Foreign Fund, GMO International Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global Balanced
                    Allocation Fund, GMO Global Active Fund, GMO Small Cap Growth Fund, GMO Inflation Indexed Bond Fund and GMO Global Properties Fund (to be filed with Rule 24f-2 Notice).


         11.   Consent of Price Waterhouse LLP -- Exhibit 11.

         12.   None.

         13.   None.

         14.   Prototype Retirement Plans1.

         15.   None.

         16.   Not Applicable.

         17.   Financial Data Schedule -- Exhibit 17.

         18.   Form of Rule 18f-3 Multiclass Plan2.

Item 25.       Persons Controlled by or Under Common Control with Registrant

               None.

Item 26.       Number of Holders of Securities


               The following table sets forth the number of record holders of each class of securities of the Trust as of January 2, 1997:


               (1)                                                  (2)

                                                                 Number of
               Title of Class                                 Record Holders


               Shares of Beneficial Interest
               Core Fund
                 Class I -                                           3
                 Class II -                                          2
                 Class III -                                        246

               Shares of Beneficial Interest
               Growth Fund
                 Class III -                                        133

               Shares of Beneficial Interest
               Value Fund
                 Class III -                                        156

               Shares of Beneficial Interest
               Short-Term Income Fund
                 Class III -                                        61

               Shares of Beneficial Interest
               International Core Fund
                 Class I -                                           1
                 Class II -                                          2
                 Class III -                                        451

               Shares of Beneficial Interest
               Japan Fund
                 Class III -                                        51

               Shares of Beneficial Interest
               Tobacco-Free Core Fund
                 Class III -                                         5

               Shares of Beneficial Interest
               Fundamental Value Fund
                 Class III -                                        14

               Shares of Beneficial Interest
               International Small Companies Fund
                 Class III -                                        257

               Shares of Beneficial Interest
               Small Cap Value Fund
                 Class III -                                        142

               Shares of Beneficial Interest
               U.S. Sector Fund
                 Class I -                                           1
                 Class III -                                        10

               Shares of Beneficial Interest
               International Bond Fund
                 Class III -                                        130

               Shares of Beneficial Interest
               Small Cap Growth Fund
                 Class III -                                        30

               Shares of Beneficial Interest
               Emerging Markets Fund
                 Class II -                                          1
                 Class III -                                        404

               Shares of Beneficial Interest
               Emerging Country Debt Fund
                 Class I -                                           6
                 Class III -                                        351

               Shares of Beneficial Interest
               Global Hedged Equity Fund
                 Class III -                                        122

               Shares of Beneficial Interest
               Domestic Bond Fund
                 Class I -                                           1
                 Class III -                                        149

               Shares of Beneficial Interest
               Currency Hedged Int'l Bond Fund
                 Class III -                                        221

               Shares of Beneficial Interest
               Currency Hedged Int'l Core Fund
                 Class III -                                        77

               Shares of Beneficial Interest
               Global Bond Fund
                 Class III -                                        11

               Shares of Beneficial Interest
               REIT Fund
                 Class I -                                           6
                 Class III -                                        101

               Shares of Beneficial Interest
               Foreign Fund
                 Class I -                                           6
                 Class II -                                          1
                 Class III -                                        63

               Shares of Beneficial Interest
               International Equity Allocation Fund
                 Class II -                                          1
                 Class III -                                         7

               Shares of Beneficial Interest
               World Equity Allocation Fund
                 Class I -                                           4
                 Class III -                                         4

               Shares of Beneficial Interest
               Global (U.S.+) Equity Allocation Fund
                 Class III -                                        94

               Shares of Beneficial Interest
               Global Balanced Allocation Fund
                 Class I -                                           7
                 Class II -                                          1

               Shares of Beneficial Interest
               Global Properties Fund
                 Class III -                                        16

               Shares of Beneficial Interest -                      997

               Pelican Fund (as of 5/31/96)

Item 27.        Indemnification

                See Item 27 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 28.        Business and Other Connections of Investment Adviser

                See Item 28 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 29.        Principal Underwriters

                Not Applicable.

Item 30.        Location of Accounts and Records

                See Item 30 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 31.        Management Services

                Not Applicable.

Item 32.        Undertakings

         (a) See Item 33 of Post-Effective Amendment No. 1 which is hereby incorporated by reference.

         (b) See Item 33 of Post-Effective Amendment No. 1 which is hereby incorporated by reference.

         (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders containing the information required by Item 5A of Form N-1A omitted from the Prospectus, upon request and without charge.




----------------

1  =     Previously  manually filed with the Securities and Exchange  Commission and incorporated herein by reference.

2  =     Previously  electronically  filed  with  the  Securities  and  Exchange
         Commission and incorporated herein by reference.

                                   SIGNATURES
                                   ----------


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 33 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 12th day of January, 1997.



GMO Trust

                                             By:  R. JEREMY GRANTHAM*
                                                  ----------------------------
                                                  R. Jeremy Grantham
                                                  President - Quantitative;
                                                  Principal Executive Officer;
                                                  Title:  Trustee


    Pursuant to the Securities Act of 1933, this Post-Effective Amendment No. 33 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signatures                Title                                    Date
----------                -----                                    ----


R. JEREMY GRANTHAM*       President - Quantitative; Principal      January 12,
-------------------       Executive Officer; Trustee               1997
R. Jeremy Grantham

KINGSLEY DURANT*          Treasurer; Principal Financial and       January 12,
-------------------       Accounting Officer                       1997
Kingsley Durant

HARVEY R. MARGOLIS*       Trustee                                  January 12,
-------------------
Harvey R. Margolis                                                 1997

JAY O. LIGHT*             Trustee                                  January 12,
-------------------
Jay O. Light                                                       1997



                                                   * By: /s/ William R. Royer
                                                         ----------------------
                                                         William R. Royer
                                                         Attorney-in-Fact





                                POWER OF ATTORNEY


    We, the undersigned officers and trustees of GMO Trust, a Massachusetts business trust, hereby severally constitute and appoint William R. Royer our true and lawful attorney, with full power to him to sign for us, and in our names and in the capacities indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming our signatures as they may be signed by our said attorneys on said Registration Statement.

    Witness our hands and common seal on the date set forth below.

                      (Seal)



Signature                        Title                         Date
---------                        -----                         ----

                                 President-Domestic;
                                 Principal Executive
/S/ R. Jeremy Grantham           Officer; Trustee              March 12, 1996
--------------------------
R. Jeremy Grantham


/S/ Eyk H.A. Van Otterloo        President-International       March 12, 1996
--------------------------
Eyk H.A. Van Otterloo


/S/ Harvey Margolis              Trustee                       March 12, 1996
--------------------------
Harvey Margolis


                                 Treasurer; Principal
                                 Financial and
/S/ Kingsley Durant              Accounting Officer            March 12, 1996
--------------------------
Kingsley Durant




                                POWER OF ATTORNEY


    I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint William R. Royer my true and lawful attorney, with full power to him to sign for me, and in my names and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

    Witness my hand and common seal on the date set forth below.

                      (Seal)



Signature                        Title                         Date
---------                        -----                         ----


/S/ JAY O. LIGHT                 Trustee                       May 23, 1996
--------------------
Jay O. Light




                                  EXHIBIT INDEX
                                  -------------

                                    GMO TRUST



   Exhibit No.     Title of Exhibit
   -----------     ----------------


       1           Form of Amended and Restated  Agreement  and  Declaration  of
                   Trust.

       2           Form of Amended and Restated By-Laws of the Trust.

       5 Form of Management Contract between the Trust, on behalf of the GMO Global Properties Fund, and Grantham, Mayo, Van Otterloo & Co. LLC.

       8 Form of Letter Agreement with respect to the BBH Custodian Agreement among the Trust, on behalf of its GMO Global Properties Fund, Grantham, Mayo, Van Otterloo & Co. LLC and BBH.

      9.1 Form of Letter Agreement to the Transfer Agency Agreement among the Trust, on behalf of its GMO Global Properties, Fund, Grantham, Mayo, Van Otterloo & Co. LLC and IBT.

      9.2 Form of Notification of fee waiver and Expense Limitation by Grantham, Mayo, Van Otterloo & Co. LLC to the Trust relating to all Funds of the Trust.

      9.3 Form of Amended and Restated Servicing Agreement between the Trust, on behalf of the Funds, and Grantham, Mayo, Van Otterloo & Co. LLC.


      11           Consent of Price Waterhouse LLP.

      17           Financial Data Schedule.